THE NATIONSBANK RETIREMENT SAVINGS PLAN
                            (as effective January 1, 1993)







                                  TABLE OF CONTENTS


          ARTICLE I      NAME AND PURPOSE

               SECTION 1.1.   NAME  . . . . . . . . . . . . . . . . . .   3
               SECTION 1.2.   PURPOSE . . . . . . . . . . . . . . . . .   3
               SECTION 1.3.   COMPONENTS OF THE PLAN  . . . . . . . . .   3

          ARTICLE II     CONSTRUCTION AND DEFINITIONS

               SECTION 2.1.   GENERAL . . . . . . . . . . . . . . . . .   4

                    (a)  Construction . . . . . . . . . . . . . . . . .   4
                    (b)  Intent.  . . . . . . . . . . . . . . . . . . .   5
                    (c)  Definitions  . . . . . . . . . . . . . . . . .   5

                         (1)  Account(s)  . . . . . . . . . . . . . . .   5
                         (2)  Act . . . . . . . . . . . . . . . . . . .   6
                         (3)  Additional Matching Contribution  . . . .   6
                         (4)  Adjustment  . . . . . . . . . . . . . . .   6
                         (5)  Affiliated Group  . . . . . . . . . . . .   6
                         (6)  Affiliated Group Compensation . . . . . .   7
                         (7)  Allocable Additional Shares . . . . . . .   7
                         (8)  Allocable Released Shares . . . . . . . .   8
                         (9)  Annual Addition . . . . . . . . . . . . .   9
                         (10)  Balanced Fund  . . . . . . . . . . . . .   9
                         (11)  Beneficiary  . . . . . . . . . . . . . .  10
                         (12)  Board or Board of Directors  . . . . . .  10
                         (13)  C&S/Sovran Plan  . . . . . . . . . . . .  10
                         (14)  Claim  . . . . . . . . . . . . . . . . .  10
                         (15)  Claimant . . . . . . . . . . . . . . . .  10
                         (16)  Code . . . . . . . . . . . . . . . . . .  10
                         (17)  Committee  . . . . . . . . . . . . . . .  10
                         (18)  Compensation . . . . . . . . . . . . . .  10
                         (19)  Compensation Committee . . . . . . . . .  12
                         (20)  Contribution Percentage  . . . . . . . .  12
                         (21)  Covered Employee . . . . . . . . . . . .  13
                         (22)  Debt Service Matching Contribution . . .  13
                         (23)  Defined Benefit Plan Fraction  . . . . .  13
                         (24)  Defined Contribution Plan Fraction . . .  14
                         (25)  Disability . . . . . . . . . . . . . . .  15
                         (26)  Distribution . . . . . . . . . . . . . .  15
                         (27)  Dividend Reinvestment Plan . . . . . . .  15
                         (28)  Employee . . . . . . . . . . . . . . . .  15
                         (29)  Employment Commencement Date . . . . . .  15
                         (30)  Equity Fund  . . . . . . . . . . . . . .  15
                         (31)  ESOP . . . . . . . . . . . . . . . . . .  15
                         (32)  ESOP Trust . . . . . . . . . . . . . . .  15
                         (33)  ESOP Trustee . . . . . . . . . . . . . .  15
                         (34)  Exempt Loan  . . . . . . . . . . . . . .  15
                         (35)  Exempt Loan Suspense Account . . . . . .  16

                                          i







                         (36)  Fair Market Value  . . . . . . . . . . .  16
                         (37)  Financed Shares  . . . . . . . . . . . .  17
                         (38)  Forfeiture . . . . . . . . . . . . . . .  17
                         (39)  Forfeiture Period of Severance . . . . .  17
                         (40)  Former C&S/Sovran Plan Accounts  . . . .  17
                         (41)  Former Texas Plan Accounts . . . . . . .  17
                         (42)  Fund(s)  . . . . . . . . . . . . . . . .  18
                         (43)  Group Benefits Plan  . . . . . . . . . .  18
                         (44)  Highly Compensated Participant . . . . .  18
                         (45)  Hours of Service . . . . . . . . . . . .  19
                         (46)  Investment Trust . . . . . . . . . . . .  21
                         (47)  Investment Trustee . . . . . . . . . . .  21
                         (48)  Leased Employee  . . . . . . . . . . . .  21
                         (49)  Matchable Pre-Tax Employee
                               Contribution . . . . . . . . . . . . . .  21
                         (50)  Matching Contribution  . . . . . . . . .  22
                         (51)  Matching Contribution Account  . . . . .  22
                         (52)  Month of Service . . . . . . . . . . . .  22
                         (53)  NationsBank Common Stock . . . . . . . .  22
                         (54)  NationsBank Common Stock Fund  . . . . .  22
                         (55)  NationsBank Employer Stock . . . . . . .  22
                         (56)  NationsBank Preferred Stock  . . . . . .  22
                         (57)  Parental Leave . . . . . . . . . . . . .  22
                         (58)  Participant  . . . . . . . . . . . . . .  23
                         (59)  Participant Eligible for Matching
                               Contributions  . . . . . . . . . . . . .  23
                         (60)  Participating Employers  . . . . . . . .  23
                         (61)  Period of Service  . . . . . . . . . . .  24
                         (62)  Period of Severance  . . . . . . . . . .  24
                         (63)  Plan . . . . . . . . . . . . . . . . . .  24
                         (64)  Plan Quarter . . . . . . . . . . . . . .  24
                         (65)  Plan Year  . . . . . . . . . . . . . . .  24
                         (66)  Pre-1991 Stock/Thrift Plan . . . . . . .  24
                         (67)  Pre-1991 Stock/Thrift Plan Account(s)  .  24
                         (68)  Pre-1993 Stock/Thrift Plan Matching
                               Contribution Account . . . . . . . . . .  25
                         (69)  Pre-Tax Employee Contribution  . . . . .  25
                         (70)  Pre-Tax Employee Contribution Account  .  25
                         (71)  Projected Annual Benefit . . . . . . . .  26
                         (72)  Publicly Traded  . . . . . . . . . . . .  26
                         (73)  Qualified Domestic Relations Order . . .  26
                         (74)  Qualifying Period of Severance . . . . .  26
                         (75)  Re-Employment Commencement Date  . . . .  26
                         (76)  Retirement . . . . . . . . . . . . . . .  26
                         (77)  Rollover Contribution  . . . . . . . . .  27
                         (78)  Rollover Contribution Account  . . . . .  27
                         (79)  Section 415 Compensation . . . . . . . .  27
                         (80)  Service  . . . . . . . . . . . . . . . .  28
                         (81)  Severance from Service Date  . . . . . .  28
                         (82)  Stable Capital Fund  . . . . . . . . . .  28
                         (83)  Subsidiary Corporation . . . . . . . . .  28
                         (84)  Texas Plan . . . . . . . . . . . . . . .  29

                                          ii
                         (85)  Trust  . . . . . . . . . . . . . . . . .  29
                         (86)  Trustee  . . . . . . . . . . . . . . . .  29
                         (87)  Valuation Date . . . . . . . . . . . . .  29
                         (88)  Valuation Period . . . . . . . . . . . .  29
                         (89)  Vested . . . . . . . . . . . . . . . . .  29
                         (90)  Vesting Service  . . . . . . . . . . . .  29

               SECTION 2.2.   APPLICABLE LAW  . . . . . . . . . . . . .  30

          ARTICLE III    PARTICIPATION

               SECTION 3.1.   GENERAL . . . . . . . . . . . . . . . . .  30
               SECTION 3.2.   ELIGIBILITY . . . . . . . . . . . . . . .  30

                    (a)  Eligibility  . . . . . . . . . . . . . . . . .  30
                    (b)  Commencement of Participation:  Participants
                         before January 1, 1993 . . . . . . . . . . . .  30
                    (c)  Commencement of Participation:  Other
                         Employees  . . . . . . . . . . . . . . . . . .  31
                    (d)  Special Rules  . . . . . . . . . . . . . . . .  31
                    (e)  Change of Employment Status  . . . . . . . . .  33

               SECTION 3.3.   ELIGIBILITY UPON REEMPLOYMENT.  . . . . .  34

                    (a)  Former Participants  . . . . . . . . . . . . .  34
                    (b)  Former Employees Who Have Not Become
                         Participants . . . . . . . . . . . . . . . . .  34

          ARTICLE IV     REDUCTION OF COMPENSATION

               SECTION 4.1.   GENERAL . . . . . . . . . . . . . . . . .  35
               SECTION 4.2.   ELECTION BY NEW PARTICIPANTS TO BEGIN
                              REDUCTIONS  . . . . . . . . . . . . . . .  35
               SECTION 4.3.   ELECTION TO INCREASE PERCENTAGE OF
                              REDUCTION . . . . . . . . . . . . . . . .  35
               SECTION 4.4.   ELECTION TO DECREASE PERCENTAGE OF
                              REDUCTION . . . . . . . . . . . . . . . .  36
               SECTION 4.5.   TERMINATION OF ELECTION UPON SEPARATION
                              FROM SERVICE  . . . . . . . . . . . . . .  36
               SECTION 4.6. CONTINUATION OF ELECTION; CHANGE OR TERMINATION NOT RETROACTIVELY EFFECTIVE . 36
               SECTION 4.7.   TRANSFERS AMONG PARTICIPATING EMPLOYERS .  37
               SECTION 4.8.   METHOD, PROCEDURE AND FREQUENCY OF
                              ELECTION  . . . . . . . . . . . . . . . .  37

          ARTICLE V      CONTRIBUTIONS

               SECTION 5.1.   PRE-TAX EMPLOYEE CONTRIBUTIONS  . . . . .  38
               SECTION 5.2.   MATCHING CONTRIBUTIONS  . . . . . . . . .  38

                    (a)  General  . . . . . . . . . . . . . . . . . . .  38
                    (b)  Amount and Form of Debt Service Matching
                         Contribution . . . . . . . . . . . . . . . . .  39
                    (c)  Allocation of Debt Service Matching
                         Contribution Among Participants Eligible for
                         Matching Contributions . . . . . . . . . . . .  39
                    (d)  Amount and Form(s) of Additional Matching
                         Contribution . . . . . . . . . . . . . . . . .  40
                    (e)  Allocation of Additional Matching
                         Contribution Among Participants Eligible for
                         Matching Contributions . . . . . . . . . . . .  41
                    (f)  Cash Allocation of Matching Contribution . . .  41

               SECTION 5.3. SOURCE, ALLOCATION AND DEDUCTIBILITY OF PARTICIPATING EMPLOYER CONTRIBUTIONS . . 42
               SECTION 5.4.   LIMITATIONS ON PRE-TAX EMPLOYEE
                              CONTRIBUTIONS AND MATCHING
                              CONTRIBUTIONS . . . . . . . . . . . . . .  42

                    (a)  Limitations  . . . . . . . . . . . . . . . . .  42
                    (b)  ESOP and Non-ESOP  . . . . . . . . . . . . . .  44
                    (c)  Implementation of Limitations  . . . . . . . .  44

               SECTION 5.5.   LIMITATION ON ANNUAL ADDITION . . . . . .  46

                    (a)  Limitation . . . . . . . . . . . . . . . . . .  46
                    (b)  Effect on Participation  . . . . . . . . . . .  47

               SECTION 5.6.   COMPENSATION LIMITATION . . . . . . . . .  48
               SECTION 5.7.   ROLLOVER CONTRIBUTIONS  . . . . . . . . .  49

          ARTICLE VI     ACCOUNT ADJUSTMENTS, BENEFITS AND VESTING

               SECTION 6.1.   ACCOUNT ADJUSTMENTS; NATIONSBANK
                              PREFERRED STOCK DIVIDENDS . . . . . . . .  50

                    (a)  General  . . . . . . . . . . . . . . . . . . .  50
                    (b)  Allocation of Adjustment for Funds of the
                         Investment Trust . . . . . . . . . . . . . . .  51
                    (c) Use of Allocated NationsBank Preferred Stock Dividends and Resulting Allocations of
                         Released Financed Shares . . . . . . . . . . .  52

               SECTION 6.2.   BENEFITS  . . . . . . . . . . . . . . . .  53
               SECTION 6.3.   FULLY VESTED ACCOUNTS . . . . . . . . . .  54
               SECTION 6.4.   VESTING IN MATCHING AND PRE-1993
                              STOCK/THRIFT PLAN MATCHING CONTRIBUTION
                              ACCOUNTS  . . . . . . . . . . . . . . . .  54

                    (a)  Vesting on Account of Retirement, Death,
                         Disability or Age  . . . . . . . . . . . . . .  54
                    (b)  Service Vesting  . . . . . . . . . . . . . . .  54

                    (c)  Time of Forfeiture of Account Not Fully
                         Vested . . . . . . . . . . . . . . . . . . . .  55
                    (d)  Restoration of Forfeitures in Certain Cases  .  57
                    (e)  Application of Vesting Provisions Following
                         Forfeiture Period of Severance . . . . . . . .  59

          ARTICLE VII    DISTRIBUTION OF BENEFITS

               SECTION 7.1.   GENERAL . . . . . . . . . . . . . . . . .  60

                    (a)  Time of Distribution . . . . . . . . . . . . .  60
                    (b)  Age 701/2 Rule . . . . . . . . . . . . . . . .  60
                    (c)  Optional Transfers of Eligible Rollover
                         Distributions  . . . . . . . . . . . . . . . .  61
                    (d)  No Right of Repayment  . . . . . . . . . . . .  62

               SECTION 7.2.   IN-SERVICE DISTRIBUTIONS. . . . . . . . .  62

                    (a)  General  . . . . . . . . . . . . . . . . . . .  62
                    (c)  Distributions Upon Request . . . . . . . . . .  67
                    (d)  Distributions for Financial Hardship . . . . .  69
                    (e)  Penalty for Certain Financial Hardship
                         Distributions  . . . . . . . . . . . . . . . .  72
                    (f)  Distributions after Age Fifty-Nine and One-
                         Half (591/2) . . . . . . . . . . . . . . . . . .73

               SECTION 7.3.   DISTRIBUTIONS FOLLOWING A PARTICIPANT'S
                              SEPARATION FROM SERVICE.  . . . . . . . .  73

               (a)  Distributions to Participants . . . . . . . . . . .  73
               (b)  Distributions to Beneficiaries  . . . . . . . . . .  74
               (c)  Method of Distribution  . . . . . . . . . . . . . .  74

               SECTION 7.4.  RULES REGARDING DISTRIBUTIONS  . . . . . .  75

                    (a)  Methods of Distribution  . . . . . . . . . . .  75
                    (b)  Distribution of NationsBank Common Stock . . .  76
                    (c)  Conversion or Redemption of NationsBank
                         Preferred Stock  . . . . . . . . . . . . . . .  76
                    (d)  Sale of NationsBank Common Stock . . . . . . .  77

               SECTION 7.5.   FACILITY OF PAYMENT.  . . . . . . . . . .  77

                    (a)  Payments to or for the Benefit of Minors or
                         Incompetents . . . . . . . . . . . . . . . . .  77
                    (b)  Unclaimed Accounts . . . . . . . . . . . . . .  77

               SECTION 7.6.   SPENDTHRIFT CLAUSE.   . . . . . . . . . .  78

                    (a)  General  . . . . . . . . . . . . . . . . . . .  78
                    (b)  Qualified Domestic Relations Order . . . . . .  78

               SECTION 7.7.   BENEFICIARY OF DECEASED PARTICIPANT.  . .  79

                    (a)  Designation of Beneficiary by Participant  . .  79
                    (b)  Other Designated Beneficiaries . . . . . . . .  80

          ARTICLE VIII   FIDUCIARIES

               SECTION 8.1.   GENERAL.  . . . . . . . . . . . . . . . .  80
               SECTION 8.2.   ALLOCATION OF RESPONSIBILITIES. . . . . .  81

                    (a)  The Committee  . . . . . . . . . . . . . . . .  81
                    (b)  The Compensation Committee . . . . . . . . . .  81
                    (c)  The Trustees . . . . . . . . . . . . . . . . .  81
                    (d)  The Board of Directors . . . . . . . . . . . .  81
                    (e)  Agents . . . . . . . . . . . . . . . . . . . .  82
                    (f)  Limitation of Liability  . . . . . . . . . . .  82

               SECTION 8.3.   RESTRICTIONS. . . . . . . . . . . . . . .  82

          ARTICLE IX     COMMITTEE

               SECTION 9.1.   GENERAL.  . . . . . . . . . . . . . . . .  83
               SECTION 9.2.   ORGANIZATION OF COMMITTEE.  . . . . . . .  83
               SECTION 9.3.   POWERS OF COMMITTEE.  . . . . . . . . . .  84

                    (a)  Plan Administration  . . . . . . . . . . . . .  84
                    (b)  Specific Powers  . . . . . . . . . . . . . . .  84

               SECTION 9.4.   RECORDS OF COMMITTEE. . . . . . . . . . .  85
               SECTION 9.5.   EXPENSES OF COMMITTEE.  . . . . . . . . .  85

          ARTICLE X      TRUSTS AND TRUSTEES

               SECTION 10.1   TRUSTS  . . . . . . . . . . . . . . . . .  86

                    (a)  General  . . . . . . . . . . . . . . . . . . .  86
                    (b)  The ESOP Trust . . . . . . . . . . . . . . . .  87
                    (c)  The Investment Trust . . . . . . . . . . . . .  87

               SECTION 10.2.  PURPOSE OF TRUSTS . . . . . . . . . . . .  87

          ARTICLE XI     INVESTMENT OF THE ESOP TRUST

               SECTION 11.1.  INVESTMENTS OF THE ESOP TRUST . . . . . .  88

                    (a)  Investments in NationsBank Employer Stock  . .  88
                    (b)  Participant Accounts Invested in ESOP Trust  .  88
                    (c)  ESOP Loan  . . . . . . . . . . . . . . . . . .  89
                    (d)  Payments on Exempt Loan  . . . . . . . . . . .  89

               SECTION 11.2.  RELEASE OF FINANCED SHARES  . . . . . . .  90
               SECTION 11.3.  RIGHT OF FIRST REFUSAL  . . . . . . . . .  91

               SECTION 11.4.  PUT OPTION  . . . . . . . . . . . . . . .  92
               SECTION 11.5.  TRANSACTION WITH DISQUALIFIED PERSON  . .  93
               SECTION 11.6.  TRANSFER ELECTION TO INVESTMENT TRUST . .  93

                    (a)  General  . . . . . . . . . . . . . . . . . . .  93
                    (b)  Implementation of Transfer Elections . . . . .  93

          ARTICLE XII    INVESTMENT OF INVESTMENT TRUST

               SECTION 12.1.  INVESTMENTS OF THE INVESTMENT TRUST . . .  95
               SECTION 12.2.  NATIONSBANK COMMON STOCK FUND . . . . . .  95

                    (a)  Investment of Fund . . . . . . . . . . . . . .  95
                    (b)  Purchases and Transfers of NationsBank Common
                         Stock  . . . . . . . . . . . . . . . . . . . .  96

               SECTION 12.3.  BALANCED FUND, EQUITY FUND AND STABLE
                              CAPITAL FUND  . . . . . . . . . . . . . .  97
               SECTION 12.4.  FUND CHANGES AFTER JANUARY 1, 1993  . . .  99
               SECTION 12.5.  INVESTMENT DESIGNATIONS.  . . . . . . . . 100

                    (a)  Scope of Section . . . . . . . . . . . . . . . 100
                    (b)  Participant Investment Designations  . . . . . 101
                    (c)  Failure to Designate Investments . . . . . . . 102
                    (d)  Effectiveness of Fund Transfers  . . . . . . . 102
                    (e)  Partial Distribution from Account Invested in
                         More Than One Fund . . . . . . . . . . . . . . 102

               SECTION 12.6.  MANDATORY INVESTMENT IN NATIONSBANK
                              COMMON STOCK FUND . . . . . . . . . . . . 103

                    (a)  Accounts Subject to Mandatory Investment . . . 103
                    (b)  End of Mandatory Investment in NationsBank
                         Common Stock Fund  . . . . . . . . . . . . . . 103

          ARTICLE XIII   AMENDMENT AND TERMINATION

               SECTION 13.1.  AMENDMENT OF PLAN AND TRUST . . . . . . . 104

                    (a)  Reservation of Right to Amend and
                         Restrictions Thereon . . . . . . . . . . . . . 104
                    (b)  Amendment Procedure  . . . . . . . . . . . . . 105

               SECTION 13.2.  DISCONTINUANCE OF CONTRIBUTIONS AND
                              TERMINATION OF THE PLAN.  . . . . . . . . 105
               SECTION 13.3.  MERGER OR CONSOLIDATION OF PLAN AND
                              TRUST OR TRANSFER OF TRUST ASSETS.  . . . 106
               SECTION 13.4.  CONTINUATION OF PLAN AND TRUST BY
                              SUCCESSOR.  . . . . . . . . . . . . . . . 106
               SECTION 13.5.  ADOPTION BY SUBSIDIARY CORPORATIONS.  . . 106
               SECTION 13.6.  TERMINATION OF A PARTICIPATING
                              EMPLOYER'S PARTICIPATION; OTHER MATTERS . 107

                    (a)  Termination of Participation . . . . . . . . . 107
                    (b)  Transfers to or from another Plan  . . . . . . 107

               SECTION 13.7.  AUTHORIZATION AND DELEGATION TO THE
                              BOARD OF DIRECTORS AND THE COMPENSATION
                              COMMITTEE.  . . . . . . . . . . . . . . . 108

          ARTICLE XIV    CLAIMS AND INFORMATION

               SECTION 14.1.  CLAIMS PROCEDURE. . . . . . . . . . . . . 109

                    (a)  General  . . . . . . . . . . . . . . . . . . . 109
                    (b)  Notice of Decision of Committee  . . . . . . . 109
                    (c)  Review of Decision of Committee  . . . . . . . 110
                    (d)  Delegation by Committee  . . . . . . . . . . . 111

               SECTION 14.2.  AGENT FOR SERVICE OF PROCESS. . . . . . . 111
               SECTION 14.3.  COMMUNICATIONS AND REPORTS. . . . . . . . 111

                    (a)  General  . . . . . . . . . . . . . . . . . . . 111
                    (b)  Periodic Statements to Participants  . . . . . 112
                    (c)  Plan Availability  . . . . . . . . . . . . . . 112

          ARTICLE XV     TOP-HEAVY PROVISIONS

               SECTION 15.1.  CONSTRUCTION AND DEFINITIONS. . . . . . . 112

                    (a)  Construction and Application . . . . . . . . . 112
                    (b)  Definitions  . . . . . . . . . . . . . . . . . 112

               SECTION 15.2.  DETERMINATION WHETHER PLAN IS TOP-HEAVY
                              OR SUPER TOP-HEAVY. . . . . . . . . . . . 115

                    (a)  Top-Heavy Determination:  Plan Not
                         Aggregated . . . . . . . . . . . . . . . . . . 115
                    (b)  Top-Heavy Determination:  Plan Aggregated  . . 115
                    (c)  Super Top-Heavy Determination  . . . . . . . . 116
                    (d)  Rules for Testing for Top-Heaviness and Super
                         Top-Heaviness  . . . . . . . . . . . . . . . . 116

               SECTION 15.3.  TOP-HEAVY REQUIREMENTS:  CONTRIBUTIONS. . 117

                    (a)  Minimum Allocations for Non-Key Employee
                         Participants . . . . . . . . . . . . . . . . . 117
                    (b)  Determination of Minimum Compensation
                         Percentage . . . . . . . . . . . . . . . . . . 117
                    (c)  Implementation of Minimum Allocation . . . . . 118
                    (d)  Reduction for Contributions or Benefits under
                         Other Plans and Statutory Minimum  . . . . . . 119

               SECTION 15.4.  TOP-HEAVY REQUIREMENTS:  SECTION 415
                              LIMITATIONS ON BENEFITS.  . . . . . . . . 119

          ARTICLE XVI    PLAN CHANGES, MERGERS AND ASSET TRANSFERS

               SECTION 16.1.  PRE-1991 STOCK/THRIFT PLAN ACCOUNTS . . . 120

                    (a)  General  . . . . . . . . . . . . . . . . . . . 120
                    (b)  No Additional Contributions; Vesting . . . . . 120
                    (c)  Voluntary Contribution Accounts  . . . . . . . 121
                    (d)  Prior Employee and Prior Employer
                         Contribution Accounts  . . . . . . . . . . . . 121
                    (e)  BTSC Plan Accounts . . . . . . . . . . . . . . 122
                    (f)  CentraBank Accounts:  Investments  . . . . . . 122

               SECTION 16.2.  MERGER OF THE TEXAS PLAN. . . . . . . . . 123

                    (a)  Merger of the Texas Plan and Resulting
                         Accounts . . . . . . . . . . . . . . . . . . . 123
                    (b)  Investment of Former Texas Plan Accounts . . . 123
                    (c)  Vesting in Former Texas Plan Accounts  . . . . 124
                    (d)  Distribution of Former Texas Plan Accounts.  . 125
                    (e)  Beneficiary Designations . . . . . . . . . . . 125

               SECTION 16.3.  MERGER OF THE C&S/SOVRAN PLAN . . . . . . 126

                    (a)  Merger of the C&S/Sovran Plan  . . . . . . . . 126
                    (b)  Establishment and Investment of Former
                         C&S/Sovran Plan Accounts . . . . . . . . . . . 127
                    (c)  Vesting in Former C&S/Sovran Plan Accounts . . 129
                    (d)  Distribution of Former C&S/Sovran Plan
                         Accounts . . . . . . . . . . . . . . . . . . . 129
                    (e)  Beneficiary Designations . . . . . . . . . . . 131

               SECTION 16.4.  ACTIVE STOCK/THRIFT PLAN ACCOUNTS ON
                              DECEMBER 31, 1992 . . . . . . . . . . . . 131

          ARTICLE XVII   MISCELLANEOUS

               SECTION 17.1.  LEASED EMPLOYEES. . . . . . . . . . . . . 132
               SECTION 17.2.  INDEMNIFICATION.  . . . . . . . . . . . . 132
               SECTION 17.3.  BENEFITS LIMITED TO PLAN  . . . . . . . . 133
               SECTION 17.4.  LIMITED EFFECT OF RESTATEMENT . . . . . . 133
               SECTION 17.5.  AGREEMENT BINDING.  . . . . . . . . . . . 133

                       THE NATIONSBANK RETIREMENT SAVINGS PLAN

                            (as effective January 1, 1993)


               THIS INSTRUMENT, is executed as of the 31st day of December, 1992 by NATIONSBANK CORPORATION, a North Carolina corporation with its principal office and place of business in Charlotte, North Carolina, hereinafter sometimes referred to as

          "NationsBank";
                                 Statement of Purpose

               Prior to December 31, 1991, NationsBank (then named "NCNB Corporation") and C&S/Sovran Corporation ("C&S/Sovran") were unrelated corporations. On December 31, 1991, NationsBank and C&S/Sovran merged through a transaction in which the common and preferred stock of C&S/Sovran were exchanged for common and preferred stock in NationsBank.

               At the time of the merger, NationsBank sponsored the NCNB Corporation and Designated Subsidiaries Stock/Thrift Plan, a tax-

          qualified defined contribution plan (the "NationsBank Plan"), and C&S/Sovran sponsored the C&S/Sovran Retirement Savings, ESOP and

          Profit Sharing Plan, a tax-qualified defined contribution plan (the "C&S/Sovran Plan"). Since the merger, the NationsBank Plan and the C&S/Sovran Plan have continued as separate plans for their respective covered employees.

               The NationsBank Plan is a profit-sharing savings plan under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Internal Revenue Code, and NationsBank and the other participating employers make matching contributions in NationsBank common stock or in cash used to purchase such common stock. The NationsBank Plan and the Trust for its assets are currently set forth in an Agreement dated January 1, 1991 between NationsBank and NationsBank of North

          Carolina, N.A., as Trustee, as subsequently amended.
               The C&S/Sovran Plan consists (i) in part of a profit-sharing savings plan, under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Code and the participating employers make cash matching contributions that are invested pursuant to participant direction, and (ii) in part of an "employee stock ownership plan" within the meaning of

          Section 4975(e)(7) of the Code (an "ESOP") under which the participating employers contribute cash to provide matching contributions in the form of common stock and in the form of preferred stock acquired by the ESOP through "exempt loans" under

          Section 4975. The C&S/Sovran Plan is currently set forth in an Instrument of C&S/Sovran dated July 23, 1991 as subsequently amended. The Investment Trust which holds the assets of the profit-sharing savings portion of the C&S/Sovran Plan is currently set forth in a Trust Agreement dated July 23, 1991 between C&S/Sovran and the trustees thereunder, and the ESOP

          Trust which holds the assets of the ESOP portion of the C&S/Sovran Plan is currently set forth in a Trust Agreement dated

          June 14, 1989 between C&S/Sovran and State Street Bank and Trust Company as trustee, as subsequently amended.

               NationsBank desires to merge the C&S/Sovran Plan with and into the NationsBank Plan effective January 1, 1993. The resulting plan will be named "The NationsBank Retirement Savings Plan" and will consist of two portions: a profit-sharing savings plan under which participating employees make pre-tax savings contributions pursuant to Section 401(k) of the Code, and an ESOP under which NationsBank and the other participating employers make matching contributions. As a part of the merger, the ESOP

          Trust for the C&S/Sovran Plan will become the ESOP Trust for the NationsBank Plan and hold the assets of the ESOP portion of the

          NationsBank Plan, and the Investment Trust for the C&S/Sovran Plan will merge with and into the Trust for the NationsBank Plan to form the Investment Trust that will hold the assets of the non-ESOP portion of the NationsBank Plan.

               By this Instrument, NationsBank is amending and restating the NationsBank Plan effective January 1, 1993 to set forth the terms and provisions of the NationsBank Plan as merged with the

          C&S/Sovran Plan. Simultaneously herewith, NationsBank and NationsBank of North Carolina, N.A. are entering into a Trust

          Agreement to set forth the Investment Trust for the NationsBank Plan, and the said Trust Agreement with State Street Bank and

          Trust Company is being amended and restated to constitute the ESOP Trust for the NationsBank Plan.

               NOW, THEREFORE, in consideration of the premises, NationsBank hereby amends and restates the NationsBank Plan,

          effective January 1, 1993 to consist of the following Articles I through XVII.

                                      ARTICLE I
                                   NAME AND PURPOSE

               SECTION 1.1. NAME. The Plan shall be known as "The NationsBank Retirement Savings Plan." Prior to January 1, 1993,

          the Plan was known as the "NationsBank Corporation and Designated Subsidiaries Stock/Thrift Plan and Trust."

               SECTION 1.2. PURPOSE. The purpose of the Plan is to provide a program through which Participants may achieve addi-

          tional financial security during their working years and in retirement and participate in the growth of the Participating

          Employers through ownership of NationsBank Employer Stock. In no event shall the principal or income of any Trust be used for or diverted to any purpose whatsoever other than the exclusive benefit of the Participants and their Beneficiaries except as and to the limited extent otherwise provided by the Plan or such Trust and permitted qualified plans and trusts under the Act and the Code.
               SECTION 1.3.   COMPONENTS OF THE PLAN.  The Plan consists of

          two portions:  a profit-sharing plan and the ESOP:
                    (i) The profit-sharing plan portion consists primarily of Pre-Tax Employee Contribution Accounts representing Pre-Tax Employee Contributions to the Plan, Pre-1993 Stock/Thrift Plan Matching Contribution Accounts, Rollover Contribution Accounts, Pre-1991 Stock/Thrift Plan Accounts and Accounts established pursuant to Article XVI (regarding plan changes, mergers and asset transfers), other than Accounts specifically designated as a part of the ESOP.

                   (ii)  The ESOP portion consists primarily of
               Matching Contributions to the Plan, the Matching Contribution Accounts that represent those contributions, the Former C&S/Sovran Plan Accounts corresponding to "ESOP Matching Accounts" under the C&S/Sovran Plan, and the Exempt Loan Suspense Accounts in effect under the Plan.

          The assets of the profit-sharing plan portion are held under the Investment Trust (including any ancillary or additional trusts established thereunder), and the assets of the ESOP portion are held under the ESOP Trust (including any such trusts established under the ESOP Trust). The ESOP portion is hereby designated a stock bonus "employee stock ownership plan" within the meaning of

          Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code and shall be invested primarily in "employer securities" as defined in Section 409(l) of the Code.
                                      ARTICLE II

                             CONSTRUCTION AND DEFINITIONS
               SECTION 2.1.   GENERAL.

               (a) Construction. Whenever used herein, unless the context clearly indicates otherwise, the singular shall include the plural and the plural the singular. The conjunction "or" shall include both the conjunctive and disjunctive, and the adjective

          "any" shall mean one or more or all. Article, Section and other headings in the Plan have been inserted for convenience of refer-

          ence only and are to be ignored in any construction of the provi-sions hereof. A reference to a "Section" or an "Article" means a

          Section or Article of the Plan as set forth in this Instrument, as amended from time to time, and not of another source (for example, the Act, the Code, another or prior plan, or any Trust Agreement setting forth a Trust) unless another source is specified or clearly indicated. Any reference in the Plan to the masculine gender is for convenience of expression only and includes the feminine gender unless the context clearly indicates otherwise. If any provision of the Plan shall for any reason be invalid or unenforceable, the remaining provisions shall nevertheless be valid, enforceable and fully effective.
               (b)  Intent.  It is the intent of the Participating

          Employers that the Plan shall at all times be a qualified plan under Section 401(a) of the Code and that the Trusts shall at all times be exempt from taxation under Section 501(a) of the Code. It is also the intent of the parties that:

                    (i) the Plan other than the portion constituting the ESOP shall continue to be a "profit-sharing plan" within the meaning of Section 401(a) of the Code; and

                   (ii) the portion of the Plan constituting the ESOP shall at all times be a stock bonus "employee stock ownership plan" within the meaning of Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code.

          The provisions of the Plan and the Trusts shall be construed and interpreted to effectuate such intent.

               (c) Definitions. Whenever used herein, unless the context clearly indicates otherwise, the following terms shall have the following meanings:
                    (1)  Account(s) mean such of the following accounts as

               are maintained under the Plan for a Participant on or after January 1, 1993:

                         (A)  a Matching Contribution Account;

                         (B)  a Pre-Tax Employee Contribution Account;
                    and

                         (C)  a Rollover Contribution Account.

               Certain Participants will have one or more additional Accounts representing their interests (i) in certain contributions made to the Plan before 1993 or (ii) in defined contribution plans whose assets have become assets of the Plan (by merger or otherwise). Such Accounts include:

                         (X)  Pre-1993 Stock/Thrift Plan Matching
                    Contribution Accounts (see Section 2.1(c)(68) and
                    Section 16.4 of the Plan) and Pre-1991

                    Stock/Thrift Plan Accounts (see Section 2.1(c)(67) and Section 16.1 of the Plan);

                         (Y)  Former Texas Plan Accounts (see Section
                    2.1(c)(41) and Section 16.2 of the Plan); and

                         (Z)  Former C&S/Sovran Plan Accounts (see
                    Section 2.1(c)(40) and Section 16.3 of the Plan).

                    (2) Act means the Employee Retirement Income Security Act of 1974, as amended from time to time. References to the Act shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.
                    (3)  Additional Matching Contribution means the

               Participating Employers' contributions to the ESOP Trust pursuant to Section 5.2(d) of the Plan.

                    (4) Adjustment, with respect to any Fund of the Investment Trust other than the NationsBank Common Stock

               Fund, means the net of increases and decreases in the Fund during a Valuation Period resulting from investment gains and losses (realized and unrealized), investment income and administration expenses, if any.

                    (5) Affiliated Group means the Participating Employers and each of the following:

                         (A)  a corporation which is a member of the
                    same controlled group of corporations [within the meaning of Section 1563(a) of the Code, determined without regard to Section 1563(a)(4) and (e)(3)(C) of the Code] as a Participating Employer;

                         (B)  a trade or business (whether or not
                    incorporated) controlled by a Participating
                    Employer or under common control with a
                    Participating Employer as required by Section 414(c) of the Code;

                         (C) an organization which is a member of the same affiliated service group [as defined in Sec-tion 414(m) of the Code] as a Participating
                    Employer as required by Section 414(m) of the Code; and

                         (D)  any other entity required to be
                    aggregated with a Participating Employer pursuant to Section 414(o) of the Code.

               Solely for purposes of applying the Annual Addition limitations of Section 5.5 of the Plan, the "Affiliated

               Group" shall also include any other company which would be included therein if the phrase "more than 50 percent" were substituted for the phrase "at least 80 percent" each place it appears in Section 1563(a)(1) of the Code.

                    (6) Affiliated Group Compensation of a person for a Plan Year means the total remuneration paid by members of the Affiliated Group to such person during the Plan Year, as reported or reportable on Internal Revenue Service Form W-2 for federal income tax withholding purposes (or similar form required for such purpose) plus any salary or wage reductions by such person pursuant to Section 125 or Section 401(k) of the Code under plans maintained by any Affiliated

               Group Member, including the Plan (see Article IV regarding reductions in Compensation) and the Group Benefits Plan.

                    (7) Allocable Additional Shares, with respect to a Plan Year, means the sum of the following:

                         (A)  the shares of NationsBank Common Stock
                    that are purchased for the ESOP Trust with any part of the Additional Matching Contribution for the Plan Year that the Participating Employers make in the form of cash under Section 5.2(d) of the Plan;

                         (B)  the shares of NationsBank Common Stock
                    that are contributed by the Participating
                    Employers as any part of the Additional Matching Contribution for the Plan Year under Section
                    5.2(d) of the Plan;

                         (C)  the shares of NationsBank Common Stock
                    and NationsBank Preferred Stock (if any) attributable to Forfeitures during the Plan Year, that are applied in accordance with Section 6.4(c)(iii) of the Plan to reduce the Additional Matching Contribution that the Participating Employers would otherwise make to the Plan for the Plan Year;

                         (D)  the shares of NationsBank Common Stock
                    and NationsBank Preferred Stock (if any) that are added to the Allocable Additional Shares for the Plan Year pursuant to Section 5.5(b) of the Plan (regarding the implementation of the limitations of Section 415 of the Code); and

                         (E)  the shares of NationsBank Common Stock
                    that are purchased for the ESOP Trust (prior to the allocation of the Allocable Additional Shares to Matching Contribution Accounts) with cash dividends on the shares of NationsBank Common Stock described in subparagraph (A), (B), (C) or
                    (D) above, or with earnings from the temporary investment of the cash Additional Matching Contribution described in subparagraph (A) above pending the purchase of shares. The shares described in this subparagraph (E) include shares purchased by the investment and reinvestment of dividends pursuant to the Dividend Reinvestment Plan.

               If no Exempt Loan Suspense Account holding NationsBank Preferred Stock is in effect under the Plan during the Plan

               Year, the Allocable Additional Shares for the Plan Year shall also include the shares of NationsBank Common Stock that are purchased for the ESOP Trust (prior to the allocation of the Allocable Additional Shares to Matching

               Contribution Accounts) with cash dividends on the shares of NationsBank Preferred Stock described in subparagraph (C) or

               (D) above (including shares purchased by the investment and reinvestment of NationsBank Common Stock dividends pursuant to the Dividend Reinvestment Plan).
                    (8)  Allocable Released Shares, with respect to a Plan

               Year, means:
                         (A)  the shares of NationsBank Preferred
                    Stock that are released from an Exempt Loan
                    Suspense Account as of the Valuation Date on the last day of the Plan Year pursuant to Section 11.2 of the Plan; less

                         (B)  such of the shares included in
                    subparagraph (A) above that are allocated to Matching Contribution Accounts as of such

                    Valuation Date pursuant to Section 6.1(c) of the Plan.

               Should an Exempt Loan Suspense Account holding NationsBank Common Stock be in existence during the Plan Year, the

               Allocable Released Shares shall also include any shares of NationsBank Common Stock that are released on such Valuation

               Date from the Exempt Loan Suspense Account holding the NationsBank Common Stock.

                    (9) Annual Addition, with respect to a Participant for a Plan Year, means the total of employee contributions,

               employer contributions and forfeitures credited for the Plan Year to the Participant's accounts under the Plan and any other defined contribution plans maintained by any member of the Affiliated Group.

                    The Annual Addition, however, shall not include any
               contribution or forfeiture that may be disregarded under

               Section 415(c) of the Code for purposes of determining the "annual addition" thereunder. In such regard, if no more than one-third (1/3) of the Debt Service Matching Contribu-tion for a Plan Year is allocated to the Matching

               Contribution Accounts of Highly Compensated Participants, the Annual Addition of any Participant for the Plan Year

               shall not include:
                         (A) the portion of the Debt Service Matching
                    Contribution that is deductible under Code Section 404(a)(9)(B) (regarding employer contributions applied to pay interest on an Exempt Loan) and deemed allocable to and charged against the Participant's Matching Contribution Account; or

                         (B) any Forfeitures of NationsBank Employer
                    Stock acquired with the proceeds of an Exempt Loan (generally, Forfeitures that are NationsBank
                    Preferred Stock).

                    (10)  Balanced Fund means the Fund of the Investment

               Trust described in subparagraph (i) of Section 12.3 of the Plan.



                                           xviii







                    (11) Beneficiary of a Participant means the person(s) or entity(ies) designated pursuant to Section 7.7 of the

               Plan (or other applicable Plan provision) to receive such benefits from an Account of the Participant after the

               Participant's death as may become payable to such person(s) or entity(ies) in accordance with the provisions of the

               Plan.
                    (12)  Board or Board of Directors means:

                         (A)  the Board of Directors of NationsBank
                    Corporation; and

                         (B)  any committee of the Board of Directors
                    of NationsBank Corporation to which, and to the extent, the Board of Directors of NationsBank Corporation has delegated some or all of its power, authority, duties or responsibilities with respect to the Plan.

                    (13) C&S/Sovran Plan means the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan, a defined contribution plan which was merged with the Plan effective as of January 1, 1993. (See Section 16.3 of the Plan.)

                    (14)  Claim means a claim for benefits under the Plan.
                    (15)  Claimant means a person making a Claim.

                    (16) Code means the Internal Revenue Code of 1986. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.
                    (17)  Committee means the Committee described in

               Article IX of the Plan.
                    (18)  Compensation of a Participant for a particular

               period of time means the base salary or wages payable by the Participating Employers to the Participant for employment with the Participating Employers during such period prior to
               (i) any salary or wage reduction pursuant to Article IV of the Plan or (ii) any salary or wage reduction pursuant to the Group Benefits Plan. Compensation shall not include:

                         (A)  any amount excluded by Section 5.6 of
                    the Plan (regarding the adjusted $200,000 limitation on compensation);

                         (B)  any bonuses (contractual, discretionary
                    or otherwise), awards, overtime pay, shift premium, incentive compensation of any kind whatsoever, or other extra or special remuneration of any kind;

                         (C)  any deferred compensation pursuant to
                    the Plan or any other agreement or arrangement between a Participating Employer and the Participant, including any deferrals of base salary or wages pursuant to any nonqualified deferred compensation plan;

                         (D)  any sums paid by a Participating
                    Employer (i) on account of any health, welfare or group insurance benefits (exclusive of sick pay), including dependent care assistance, or (ii) on account of reimbursement of relocation expenses, regardless of whether such sums are taxable income to the Participant; provided, however, this subparagraph (D) shall not exclude from Compensation any sums paid by a Participating Employer that are attributable to base salary or wage reductions under the Group Benefits Plan;

                         (E)  any severance, vacation or similar
                    benefits paid in a lump sum; or

                         (F)  any compensation pursuant to any other
                    employee benefit plan, including without limitation any sums elected to be received in cash pursuant to any such plan.

               In the case of a Participant who is employed by the Participating Employers in a job classification in which compensation is provided substantially by commission, the Participant's Compensation shall include, in addition to base salary or wages and notwithstanding subparagraph (B) above, a percentage of the Participant's commissions payable for such employment. Prior to the beginning of the Plan Year, the Committee shall (i) identify these job classifications, basing its determination on the customary payroll practices of the Participating Employers, and (ii) specify for each such job classification the percentage (if any) of commissions for the Plan Year to be included in

               Compensation.
                    (19)  Compensation Committee means the Compensation

               Committee of the Board of Directors of NationsBank
               Corporation.

                    (20) Contribution Percentage for Pre-Tax Employee Contributions or for Matching Contributions (as the case may

               be) means, with respect to a particular group of Participants for a Plan Year, the average of the ratios

               (calculated separately for each Participant in the group) of:

                         (A)  the Pre-Tax Employee Contributions or
                    Matching Contribution (as the case may be) for such Participants for the Plan Year; to

                         (B)  the compensation of such Participants
                    for the Plan Year, determined by applying a definition of "compensation" that is selected by the Committee and permissible under Section 414(s) of the Code for purposes of determining
                    Contribution Percentages.

               For purposes of calculating Contribution Percentages the Committee may disregard in a matter permitted by the Code the compensation paid to a Participant for the portion of the Plan Year during which the person is ineligible to participate in the Plan.
                    For purposes of calculating Contribution Percentages

               for Matching Contributions, the Committee may value the portion of a Participant's Matching Contribution that is attributable to the Debt Service Matching Contribution for the Plan Year at the Fair Market Value on the Valuation Date

               on the last day of the Plan Year of the Allocable Released Shares that are allocated to the Participant's Matching

               Contribution Account for the Plan Year pursuant to Section 5.2(c) of the Plan.

                    If during the Plan Year or (if required by the Code)
               the preceding Plan Year a Highly Compensated Participant is

               (i) a five percent (5%) owner described in Section
               15.1(b)(5)(C) of the Plan or (ii) one of the ten (10) Highly

               Compensated Participants paid the greatest Affiliated Group Compensation during such Plan Year, then for purposes of calculating Contribution Percentages:
                         (X)  any family members (as hereinafter
                    defined) of the Highly Compensated Participant who are also eligible to participate in the Plan shall not be treated as separate Participants; and

                         (Y)  the Highly Compensated Participant's
                    compensation, Pre-Tax Employee Contributions and Matching Contributions shall be deemed to include the compensation, Pre-Tax Employee Contributions and Matching Contributions of those family members.

               As used in this paragraph, the term "family member" means

               the Participant's spouse, lineal ancestors and lineal descendants, and the spouses of such lineal ancestors and lineal descendants.
                    (21)  Covered Employee means any Employee other than:

                         (A)  any Employee whose regularly scheduled
                    employment is for less than twenty (20) hours per week;

                         (B) any Employee employed by a Participating Employer on a temporary basis; or

                         (C)  any Employee who is regularly employed
                    outside the United States by any one or more of the Participating Employers and who is on the payroll of a facility located outside the United States.

                    (22) Debt Service Matching Contribution means the Participating Employers' contributions to the ESOP Trust pursuant to Section 5.2(b) of the Plan.
                    (23)  Defined Benefit Plan Fraction, with respect to a

               Participant for a Plan Year, means a fraction:

                         (A)  the numerator of which is the Projected
                    Annual Benefit of the Participant under any defined benefit plans, whether or not terminated, maintained by any member of the Affiliated Group (determined as of the close of the Plan Year), and

                         (B)  the denominator of which is the lesser
                    of Amount A or Amount B, where

                         Amount A is the product of 1.25 multi-
                         plied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for the Plan Year, and

                         Amount B is the product of 1.4 multi-
                         plied by the amount that may be taken
                         into account under Section 415(b)(1)(B)
                         of the Code with respect to the Partici-pant under such defined benefit plans for the Plan Year.

                    (24) Defined Contribution Plan Fraction, with respect to a Participant for a Plan Year, means a fraction:

                         (A) the numerator of which is the sum of the Annual Additions of the Participant as of the close of the Plan Year, and

                         (B) the denominator of which is the sum of the lesser of Amount A or Amount B for the Plan Year and for each prior year of service with the Affiliated Group, where

                         Amount A is the product of 1.25 multiplied by the dollar limitation in effect under
                         Section 415(c)(1)(A) of the Code for the Plan Year or prior year of service [determined without regard to Section 415(c)(6) of the Code]; and

                         Amount B is the product of 1.4 multiplied by the amount provided for in Section 5.5(a)(ii) with respect to the Participant for the Plan Year or prior year of service.

               Notwithstanding the foregoing, the determination of a Par-ticipant's Defined Contribution Plan Fraction shall be determined in accordance with the transitional rules (to the extent applicable) in (i) Section 415(e)(6) of the Code (if



                                           xxiii







               the Committee elects its application) and (ii) Section 1106(i)(4) of the Tax Reform Act of 1986.

                    (25) Disability means "Disability" as defined in the NationsBank Group Benefits Plan for purposes of determining long-term disability benefits thereunder. Disabled means subject to a Disability.

                    (26) Distribution means the payment or distribution to or on behalf of a Participant, the Participant's Beneficiary or an alternate payee pursuant to a Qualified Domestic Relations Order of any shares of NationsBank Common Stock or other amounts credited to an Account of the Participant that may be due in accordance with the provisions of the Plan.

                    (27) Dividend Reinvestment Plan means the NationsBank Corporation Dividend Reinvestment and Stock Purchase Plan,

               as amended from time to time.
                    (28)  Employee means a person employed by any of the

               Participating Employers.
                    (29)  Employment Commencement Date means the date on

               which a person first performs an Hour of Service.
                    (30)  Equity Fund means the Fund of the Investment

               Trust described in subparagraph (ii) of Section 12.3 of the Plan.

                    (31) ESOP means the portion of the Plan that is an "employee stock ownership plan" within the meaning of

               Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code. (See Section 1.3 of the Plan.)

                    (32) ESOP Trust means the Trust established under the Plan for the assets of the ESOP portion of the Plan.

                    (33)  ESOP Trustee means the person(s) or
               corporation(s) appointed to serve as Trustee of the ESOP

               Trust.
                    (34)  Exempt Loan means a loan (or other extension of

               credit) used by the ESOP Trustee to finance the acquisition of NationsBank Employer Stock (including the refinancing of a prior Exempt Loan), which is intended to be an exempt loan

                                           xxiv







               under Section 408(b)(3) of the Act and Section 4975(d)(3) of the Code. The term "Exempt Loan" includes each C&S/Sovran

               Plan Exempt Loan.  (See Section 16.3 of the Plan.)
                    (35)  Exempt Loan Suspense Account means the suspense

               account in which Financed Shares are held pending allocation to Participant Accounts. On January 1, 1993, Exempt Loan

               Suspense Accounts holding NationsBank Preferred Stock were being maintained under the Plan with respect to the

               C&S/Sovran Plan Exempt Loans.  (See Section 16.3 of the
               Plan.)

                    (36)  Fair Market Value:
                         (A)  with respect to shares of NationsBank
                    Common Stock as of any date while the NationsBank Common Stock is Publicly Traded on the New York Stock Exchange, means the mean between the highest and lowest quoted selling prices of NationsBank Common Stock on such date as reported in The Wall Street Journal (Eastern Edition) report of New York Stock Exchange Composite Transactions, provided a trade of at least one hundred (100) shares of NationsBank Common Stock occurs on such date, and if no trading in NationsBank Common Stock (or no trade of at least 100 shares) occurs on such date, on the next preceding date on which a trade of at least one hundred (100) shares of NationsBank Common Stock occurs shall be used; and

                         (B)  with respect to shares of NationsBank
                    Preferred Stock as of any date, means the value of such shares determined by an "independent appraiser" within the meaning of Section
                    401(a)(28)(C) of the Code.

               Should the Plan hold any other NationsBank Employer Stock

               (that is, NationsBank Employer Stock other than NationsBank Common Stock that is Publicly Traded on the New York Stock

               Exchange and NationsBank Preferred Stock), the Fair Market Value of such other NationsBank Employer Stock shall be determined (i) under subparagraph (A) above if Publicly Traded, but based on the national securities exchange or system on which the shares are registered or quoted, or (ii) under subparagraph (B) above if not Publicly Traded.


                                            xxv







                    (37) Financed Shares means the shares of NationsBank Employer Stock acquired with the proceeds of an Exempt Loan.

               The term "Financed Shares" includes all NationsBank Preferred Stock.

                    (38) Forfeiture means any amount credited to a Par-ticipant's Account which is forfeited by application of the vesting provisions of the Plan.
                    (39)  Forfeiture Period of Severance means a Period of

               Severance of sixty (60) or more months in duration. A Period of Severance that begins with a Parental Leave,

               however, must be at least seventy-two (72) rather than sixty
               (60) months in duration in order to constitute a Forfeiture

               Period of Severance.
                    (40)  Former C&S/Sovran Plan Accounts means the

               accounts maintained under the Plan for a Participant representing the Participant's interest in the C&S Sovran

               Plan. (See Section 16.3 of the Plan.) These Accounts correspond to the following accounts maintained under (and as defined in) the C&S/Sovran Plan:
                    (A)  ESOP Matching Account:

                    (B)  Non-ESOP Matching Account;

                    (C)  Prior C&S 50% Company Contribution Account;

                    (D)  Prior Sovran Employer Account;

                    (E)  Prior Sovran Restricted Stock Account;

                    (F)  Prior C&S After-Tax Contribution Account;

                    (G)  Prior Sovran After-Tax Matched Account;

                    (H)  Prior Sovran After-Tax Unmatched Account; and

                    (I)  Rollover Account.

                    (41)  Former Texas Plan Accounts means the accounts

               maintained under the Plan for a Participant representing the Participant's interest in the Texas Plan. (See Section 16.2



                                           xxvi







               of the Plan.) These accounts are identified as follows for purposes of the Plan:

                         (A)  Pre-1988 Company Contribution Account;

                         (B)  Flex Savings Company Contribution
                    Account;

                         (C)  After-Tax Account;

                         (D)  QVEC Account; and

                         (E)  Rollover Account.

                    (42) Fund(s) means the separate investment funds of the Investment Trust described or provided for in Article

               XII of the Plan. On January 1, 1993, the Funds of the Investment Trust are the Balanced Fund, the Equity Fund, the

               NationsBank Common Stock Fund and the Stable Capital Fund.
                    (43)  Group Benefits Plan means the NationsBank Group

               Benefits Plan, as amended from time to time.
                    (44)  Highly Compensated Participant, with respect to a

               Plan Year, means any Participant who:
                         (A)  was at any time during the Plan Year or
                    the preceding Plan Year a five percent (5%) owner described in Section 15.1(b)(5)(C) of the Plan;

                         (B)  received Affiliated Group Compensation
                    during the preceding Plan Year in excess of seventy-five thousand dollars ($75,000) [adjusted for any cost-of-living increase as permitted by
                    Section 414(q) of the Code];

                         (C)  received Affiliated Group Compensation
                    during the preceding Plan Year in excess of fifty thousand dollars ($50,000) [adjusted for any cost-of-living increase as permitted by Section 414(q) of the Code] and was in the group consisting of the top twenty percent (20%) of employees of the Affiliated Group when ranked on the basis of Affiliated Group Compensation paid during the preceding Plan Year;

                         (D)  was at any time during the preceding
                    Plan Year an officer of an Affiliated Group member and received Affiliated Group Compensation during the preceding Plan Year greater than fifty percent


                                           xxvii







                    (50%) of the amount in effect under Section
                    415(b)(1)(A) of the Code for the preceding Plan Year, unless fifty (50) other such officers [or, if less, the number of officers equal to the greater of three (3) or ten percent (10%) of all employees] have higher Affiliated Group Compensation; provided, however, if no officer is described in this subparagraph (D), the officer who received the greatest Affiliated Group Compensation during the preceding Plan Year shall be a Highly Compensated Participant; or

                         (E)  would be described in subparagraph (B),
                    (C) or (D) above if the phrase "during the Plan Year" were substituted for the phrase "during the preceding Plan Year" each place it appears in said subparagraphs and is one of the one hundred (100) Affiliated Group employees who received the greatest Affiliated Group Compensation during the Plan Year.

               The determination of which Participants are Highly Compen-sated Participants shall be made in accordance with the provisions of Section 414(q) of the Code. In such regard, the Committee in its discretion may modify the definition of

               Highly Compensated Participants in any manner permitted by
               Section 414(q), including without limitation by making the

               "calendar year calculation election" described in Treasury Regulation (section mark)1.414(q)-1T, Q&A-14.

                    (45)  Hours of Service means:
                         (A)  each hour for which an Affiliated Group
                    employee is paid, or entitled to payment, by a member of the Affiliated Group for the performance of duties during any calendar month, said hours to be credited to the employee for the calendar month in which the duties were performed;

                         (B)  each hour for which back pay, irrespec-
                    tive of mitigation of damages, has been either awarded or agreed to by a member of the Affiliated Group, such hours to be credited to the employee for the calendar month(s) to which the award or agreement pertains rather than the calendar month in which the award, agreement or payment is made;

                         (C)  each hour for which credit is required
                    by federal law, including without limitation


                                          xxviii







                    federal law governing veterans' reemployment rights, the nature and extent of any such credit being determined under such law;

                         (D)  each hour for which an Affiliated Group
                    employee is paid, or entitled to payment by a member of the Affiliated Group on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence, excluding, however, (1) each hour for which the employee is so paid if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws and
                    (2) each hour for which the employee is so paid if such payment is solely to reimburse the employee for medical or medically-related expenses incurred by the employee [for purposes of this subparagraph
                    (D), a payment shall be deemed to be made by or to be due from a member of the Affiliated Group regardless of whether such payment is made by or due from the member directly, or indirectly through, among others, a trust fund or insurer to which the member contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or on behalf of a group of employees in the aggregate]; and

                         (E)  each hour during any calendar month
                    during which the employee is on leave of absence, consented to or authorized by a member of the Affiliated Group, for illness, temporary disability, maternity leave, educational leave, or similar cause.

               The rules set forth in Section 2530.200b-2(b) and Section 2530.200b-2(c) of Chapter 25 of the Code of Federal Regula-

               tions, which sections of said regulations are incorporated herein by reference as though fully set forth herein, shall be used for purposes of determining Hours of Service under subparagraph (D) above and for purposes of determining the appropriate calendar month in which Hours of Service are to be credited. Hours of Service shall be ascertained from the


                                           xxix







               Affiliated Group's records of hours worked or hours for which payment is made or owing and other employment records.

               In determining an employee's Hours of Service, in no event shall the same hour be counted more than once, persons similarly situated shall be treated alike, and the term Affiliated Group shall include and refer to a "predecessor employer" as used in, and to the extent required by, Section 414(a) of the Code.

                    (46) Investment Trust means the Trust established under the Plan for the assets of the portion of the Plan that is not the ESOP. Prior to 1993, the Plan referred to the Investment Trust as the "Trust."

                    (47) Investment Trustee means the person(s) or corporation(s) appointed to serve as the Trustee of the

               Investment Trust.
                    (48)  Leased Employee means any individual who is not

               an employee of any member of the Affiliated Group but who performs services for an Affiliated Group member, where:

                         (A) the services are provided pursuant to an agreement between the member and any other person (the "leasing organization");

                         (B)  the individual has performed the
                    services for the member, or for the member and any "related persons" determined under Section
                    414(n)(6) of the Code, on a substantially full-time basis for a period of at least one (1) year; and

                         (C)  the services are of a type historically
                    performed, in the business field of the member, by employees.

                    (49) Matchable Pre-Tax Employee Contribution with respect to a Participant means the lesser of:

                         (A)  the amount (including zero, if
                    applicable) by which the Compensation payable by a Participating Employer to the Participant for a payroll period of the Participant is reduced pursuant to Article IV of the Plan; or



                                            xxx







                         (B)  six percent (6%) of such Compensation
                    for such payroll period.
                    (50)  Matching Contribution means the Participating

               Employers' contributions to the ESOP Trust pursuant to
               Section 5.2 of the Plan:  Debt Service Matching

               Contributions, Additional Matching Contributions and the cash contributions described in Section 5.2(f) of the Plan.

                    (51) Matching Contribution Account means the account established under the Plan for a Participant representing the Matching Contributions for Plan Years after 1992 credited to such account in accordance with the provisions of the Plan, as adjusted to reflect other amounts credited to or debited from the account in accordance with the provisions of the Plan.
                    (52)  Month of Service means any calendar month during

               which a person has at least one (1) Hour of Service.
                    (53)  NationsBank Common Stock means the common stock

               of NationsBank Corporation.
                    (54)  NationsBank Common Stock Fund means the Fund of

               the Investment Trust which invests in NationsBank Common Stock and is described in Section 12.2 of the Plan.

                    (55) NationsBank Employer Stock means NationsBank Common Stock and NationsBank Preferred Stock.

                    (56)  NationsBank Preferred Stock means ESOP
               Convertible Preferred Stock, Series C, issued by NationsBank

               Corporation.
                    (57)  Parental Leave of an Affiliated Group employee

               means the employee's absence from work with a member of the Affiliated Group (i) which begins after 1984 and (ii) which is by reason of the pregnancy of the employee, the birth of a child of the employee or the placement of a child with the employee in connection with the employee's adoption of the child or is for purposes of caring for the child over a period beginning immediately following such birth or place-ment of the child. In order for an absence to qualify as a


                                           xxxi







               Parental Leave, the reasons therefor and the length thereof must be established by the employee to the reasonable satis-

               faction of the Committee at such time and pursuant to such procedures as the Committee shall establish for such purpose. While an employee's Parental Leave shall entitle the employee to be credited with Service to the limited extent specifically provided in the Plan, such Parental Leave shall not constitute an authorized leave of absence for any non-Plan purposes, or entitle the employee to any non-Plan benefits or reemployment following such Parental

               Leave, except to the extent, if any, provided under the employment practices and policies of the Affiliated Group member who employed the employee at the time of the Parental Leave, applied without regard to the Plan.

                    (58)  Participant means:
                         (A) an Employee who has become a Participant pursuant to Article III of the Plan; or

                         (B)  a former Employee who has an amount
                    credited to any Account of the former Employee.

                    (59)  Participant Eligible for Matching Contributions

               for a Plan Year means a Participant:
                         (A) who is in Service on the last day of the Plan Year;

                         (B)  who separated from Service during the
                    Plan Year on account of Retirement or Disability;
                    or

                         (C)  who died while in Service during the
                    Plan Year.

                    (60)  Participating Employers means:

                         (A)  NationsBank Corporation, a North
                    Carolina corporation;

                         (B)  those Subsidiary Corporations which
                    adopt and participate in the Plan from time to time; and




                                           xxxii







                         (C)  those successor corporations which,
                    pursuant to Section 13.4 of the Plan, continue the Plan as provided in Section 13.4 of the Plan.

                    (61) Period of Service of a person means the period (expressed as Months of Service) beginning on an Employment

               Commencement Date or a Re-Employment Commencement Date and ending on the next succeeding Severance from Service Date.

                    (62) Period of Severance of a person means the period (expressed as calendar months) beginning with the calendar month next following a Severance from Service Date and ending with the calendar month preceding the calendar month of the next Re-Employment Commencement Date (if any).
                    (63)  Plan means The NationsBank Retirement Savings

               Plan, as amended from time to time. (Prior to January 1, 1993, the Plan was known as the "NationsBank Corporation and

               Designated Subsidiaries Stock/Thrift Plan and Trust.")
                    (64)  Plan Quarter means the calendar quarters ending

               on the last day of March, June, September and December.
                    (65)  Plan Year means the twelve (12) month period

               beginning January 1 and ending December 31.
                    (66)  Pre-1991 Stock/Thrift Plan means the Plan as in

               effect on December 31, 1990.
                    (67)  Pre-1991 Stock/Thrift Plan Account(s) means the

               account(s) maintained under Section 16.1 of the Plan for a Participant representing contributions or transfers of assets made to the Plan by or on behalf of the Participant prior to January 1, 1991, as adjusted to reflect other amounts (including the Adjustment) credited to or debited from the account(s) in accordance with the provisions of the

               Plan.  (See Section 16.1 of the Plan.)
                    The Pre-1991 Stock/Thrift Plan Accounts are as follows:

                         (A)  the Voluntary Contribution Accounts
                    described in Section 16.1(c) of the Plan (which represent certain after-tax employee contributions to the Pre-1991 Stock/Thrift Plan);



                                          xxxiii







                         (B) the Prior Employer Contribution Accounts and the Prior Employee Contribution Accounts described in Section 16.1(d) of the Plan (which represent certain employer and after-tax employee contributions to the Pre-1991 Stock/Thrift Plan);

                         (C) the BTSC Employer Stock Accounts and the BTSC General Investment Accounts described in
                    Section 16.1(e) of the Plan (which represent contributions to the Bankers Trust of South Carolina Stock Thrift Plan prior to its merger into the Plan); and

                         (D) the Former CentraBank Accounts described in Section 16.1(f) of the Plan (which represent contributions to the CentraBank Plan prior to its merger into the Plan).

                    (68) Pre-1993 Stock/Thrift Plan Matching Contribution Account of a Participant means the account maintained under the Plan representing the "Matching Contributions" credited to the Participant's "Matching Contribution Account" for

               Plan Years prior to 1993 in accordance with the provisions of the Plan then in effect, as adjusted to reflect other amounts (including the Adjustment) credited to or debited from the account in accordance with the provisions of the

               Plan. Prior to January 1, 1993, the Plan referred to this account as a "Matching Contribution Account." (See Section

               16.4 of the Plan.)
                    (69)  Pre-Tax Employee Contribution means the

               Participating Employers' contribution to the Trust pursuant to Sections 4.1 and 5.1 of the Plan.

                    (70) Pre-Tax Employee Contribution Account means the account maintained under the Plan for a Participant representing the Pre-Tax Employee Contributions credited to the account, as adjusted to reflect other amounts (including the Adjustment) credited to or debited from the account in accordance with the provisions of the Plan. Prior to 1993,

               the Plan referred to this account as an "Employee
               Contribution Account."  (See Section 16.4 of the Plan.)



                                           xxxiv







                    (71) Projected Annual Benefit of a Participant for a Plan Year means the Participant's annual benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life annuity or a qualified joint and survivor annuity) under a qualified defined benefit plan, assuming that (i) the Participant will continue employment until the later of the Participant's current age or normal retirement age under such plan and

               (ii) the Participant's compensation for the Plan Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Plan Years.
                    (72)  Publicly Traded means listed on a national

               securities exchange registered under Section 6 of the Securities Exchange Act of 1934 or quoted on a system sponsored by a national association registered under Section 15A(b) of the Securities Exchange Act of 1934.

                    (73) Qualified Domestic Relations Order means a "qual-ified domestic relations order" within the meaning of Sec-

               tion 206(d) of the Act and Section 414(p) of the Code.
                    (74)  Qualifying Period of Severance of a person means

               a Period of Severance which does not exceed twelve (12) months in duration; provided, however, if the person has a

               Period of Severance which begins with a Parental Leave and which is more than twelve (12), but less than twenty-five

               (25), months in duration, (i) the Period of Severance shall be deemed to be a Qualifying Period of Severance and (ii)

               the length of the Qualifying Period of Severance shall be deemed to be the number of months of such Period of

               Severance minus twelve (12) months.
                    (75)  Re-Employment Commencement Date means the date on

               which a person first performs an Hour of Service following a Period of Severance.

                    (76) Retirement means "normal retirement" or "early retirement" under The NationsBank Pension Plan, a defined



                                           xxxv







               benefit pension plan qualified under Section 401(a) of the Code.

                    (77) Rollover Contribution means an Employee's contribution to the Investment Trust pursuant to Section 5.7 of the Plan which satisfies the requirements of Section 402 or Section 408(d)(3) of the Code for a tax-free transfer to the Plan of a distribution (i) from a qualified plan or (ii) from an individual retirement account holding a distribution from a qualified plan.
                    (78)  Rollover Contribution Account means the account

               maintained under the Plan for a Participant representing the Rollover Contributions credited to the account, as adjusted to reflect other amounts (including the Adjustment) credited to or debited from the account in accordance with the provisions of the Plan.
                    (79)  Section 415 Compensation of a person for a Plan

               Year means the person's wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) during the Plan Year for personal services actually rendered in the course of employment with any member of the Affiliated Group to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements and other expense allowances under a nonaccountable plan described in Treasury Regulation (section mark)1.62-2(c)).
               Section 415 Compensation,

               however, shall not include:
                         (A)  any amount excluded by Section 5.6 of
                    the Plan (regarding the adjusted $200,000 limitation);

                         (B)  contributions of any Affiliated Group
                    member to a plan of deferred compensation
                    (including without limitation the Plan) to the extent that before the application of the


                                           xxxvi







                    limitations of Code Section 415 to that plan, the contributions are not included in gross income of the person for the taxable year in which contributed, or on behalf of the person to a simplified employee pension described in Section 408(k) of the Code, or any distributions from a plan of deferred compensation;

                         (C)  amounts realized (i) from the exercise
                    of a non-qualified stock option or (ii) when restricted stock (or property) held by the person becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                         (D) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; or

                         (E)  other amounts which receive special tax
                    benefits, such as premiums for group life insurance (to the extent not includible in the person's gross income), or contributions made by any Affiliated Group member (whether or not under a salary reduction agreement) towards the purchase of a Code Section 403(b) annuity contract (whether or not the contributions are excludable from the person's gross income).

                    (80) Service means employment by any member of the Affiliated Group and shall include all Periods of Service.

                    (81) Severance from Service Date means the date on which an individual separates from Service.

                    (82) Stable Capital Fund means the Fund of the Investment Trust described in subparagraph (iii) of Section

               12.3.
                    (83)  Subsidiary Corporation means:

                         (A)  any corporation more than fifty percent
                    (50%) of whose outstanding voting capital stock is owned by NationsBank Corporation;

                         (B)  any corporation at least eighty percent
                    (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation more than fifty percent (50%) of whose outstanding voting capital stock is owned by NationsBank Corporation; or


                                          xxxvii







                         (C)  any corporation at least eighty percent
                    (80%) of whose outstanding voting capital stock and at least eighty percent (80%) of each class of whose outstanding non-voting capital stock is owned by a corporation described in subparagraph
                    (B) above.
                    (84)  Texas Plan means the Savings and Profit Sharing

               Plan for the Employees of NCNB Texas National Bank, a defined contribution, profit-sharing plan which was merged with the Plan effective as of January 1, 1991.  (See Section
               16.2 of the Plan.)

                    (85) Trust means any trust established and maintained pursuant to and as a part of the Plan, including the ESOP

               Trust and the Investment Trust.
                    (86)  Trustee means the trustee of any Trust.  On

               January 1, 1993, the Trustees of the Trusts are as follows:
                         (A) State Street Bank and Trust Company, the ESOP Trustee; and

                         (B) NationsBank of North Carolina, N.A., the Investment Trustee.

                    (87)  Valuation Date means the last day of each

               calendar month.
                    (88)  Valuation Period means a calendar month.

                    (89)  Vested means nonforfeitable.
                    (90)  Vesting Service of a Participant means the sum of

               the Participant's Periods of Service and Qualifying Periods of Severance. The determination of Vesting Service shall be subject to the following rules:
                         (A)  In determining a Participant's Vesting
                    Service, in no event shall the same month be counted more than once.

                         (B) If a Participant has a Forfeiture Period of Severance and subsequently returns to Service, any Vesting Service after the Forfeiture Period of Severance shall not be taken into account for purposes of determining the Vested percentage of the amount credited to the Participant's Matching Contribution Account at the time of the Forfeiture



                                          xxxviii







                    Period of Severance (or at any time before the Forfeiture Period of Severance).

                         (C)  Subject to subparagraphs (A) and (B)
                    above, the Vesting Service of a Participant who had any "Hours of Service" under the Texas Plan before January 1, 1991 shall include the Participant's "Period of Service" (expressed as calendar months) under the Texas Plan through December 31, 1990.

                         (D)  Vesting Service shall in no event
                    include any period of time disregarded pursuant to
                    Section 3.3(b) of the Plan (regarding Employees who have a Forfeiture Period of Severance before becoming Participants) or pursuant to a comparable prior provision of the Plan or any of its predecessors in interest.
               SECTION 2.2.   APPLICABLE LAW.  The Plan shall be construed,

          administered, regulated and governed in all respects under and by the laws of the United States to the extent applicable and, to the extent such laws are not applicable, by the laws of the State of North Carolina.

                                     ARTICLE III
                                    PARTICIPATION

               SECTION 3.1.   GENERAL.  No person shall become a
          Participant unless or until such person is or becomes a Covered

          Employee and upon or following satisfaction of the eligibility requirements set forth in the Plan.

               SECTION 3.2.   ELIGIBILITY AND COMMENCEMENT OF
          PARTICIPATION.

               (a) Eligibility. All Covered Employees shall be eligible to participate in the Plan when and as provided in the Plan. In no event shall an Employee who is not a Covered Employee be eligible to participate in the Plan.

               (b) Commencement of Participation: Participants before January 1, 1993. Each Covered Employee who had become a

          Participant in the Plan prior to January 1, 1993 shall participate in the Plan from and after January 1, 1993 to the extent provided in the Plan.


                                        xxxix







               (c) Commencement of Participation: Other Employees. An Employee not described in Section 3.2(b) of the Plan (regarding pre-1993 Participants) shall become a Participant in the Plan on the following date, if then a Covered Employee: the first day of the calendar month immediately following the day the Employee satisfies the eligibility requirement of the Plan set forth in the next paragraph. If the person is not a Covered Employee on that date, the person shall not become a Participant until the first day of the first calendar month thereafter on which the person is a Covered Employee.

               An Employee satisfies the eligibility requirement of the Plan on the last day of the calendar month during which the sum of the Employee's Periods of Service and Qualifying Periods of Severance (including any Period of Service or Qualifying Period of Severance then in progress) equals twelve (12). In determining an Employee's Periods of Service and Qualifying

          Periods of Severance, in no event shall the same calendar month be counted more than once.

               (d) Special Rules. The following rules shall apply in determining when certain persons who had not become Participants by December 31, 1992 become Participants thereafter:
                    (i) Texas Employees. If the Employee had any "Hours of Service" under the Texas Plan before the Texas Plan merged into the Plan on January 1, 1991, the Employee's Periods of Service and Qualifying Periods of Severance shall include for purposes of Section 3.2(c) of the Plan the Employee's "Period of Service" (expressed in calendar months) under the Texas Plan through December 31, 1990.

                   (ii) C&S/Sovran Employees. The following rules apply with respect to persons with any "Hours of Service" under the C&S/Sovran Plan (or any of its predecessor plans) before the C&S/Sovran Plan merged into the Plan on January 1, 1993:

                    Prior Participants. With respect to persons who had become "Participants" in the "401(k) savings and employer matching" portion of the C&S/Sovran Plan by December 31, 1992 (or had become participants in any of its predecessor plans):


                                            xl







                         Covered Employee on January 1, 1993. If the person is a Covered Employee on January 1, 1993, the person shall become a Participant on that date.

                         Non-Covered Employee on January 1, 1993. If the person is not a Covered Employee on January 1, 1993 but one or more Accounts are established for the person pursuant to
                         Section 16.3 of the Plan because of the
                         person's prior plan participation, the person shall become a Participant on that date for purposes of the investment, administration and distribution of the Account(s) in accordance with the provisions of the Plan, but the person shall not be entitled to otherwise participate in the Plan unless and until the person subsequently becomes a Covered Employee.

                         Non-Employee on January 1, 1993. In any other case, the person shall become a Participant if and when the person becomes a Covered Employee after January 1, 1993.

                    Other Employees. With respect to persons who had not become "Participants" in the C&S/Sovran Plan by December 31, 1992 (or in any of its predecessor plans):

                         Eligible Covered Employee on January 1, 1993. If the person is a Covered Employee on January 1, 1993 and would have commenced participation in the C&S/Sovran Plan on January 1, 1993 had it not merged into the Plan, the person shall become a Participant on January 1, 1993.

                         Other Situations. Otherwise, the person shall become a Participant when and as provided in Section 3.2(c) of the Plan (but in no event before January 1, 1993). For purposes of Section 3.2(c), the person's Periods of Service and Qualifying Periods of Severance shall include (without duplication) the following:

                              The person shall be credited with Months of Service for time prior to January 1, 1993 determined as if C&S/Sovran
                              Corporation and its affiliates and


                                              xli







                              predecessor companies had been
                              Participating Employers in the Plan.

                              The person shall be credited with twelve
                              (12) Months of Service for each
                              completed "Year of Eligibility Service"
                              the person had under the C&S/Sovran Plan as of December 31, 1992.

                              If the person had in progress on
                              December 31, 1992 a twelve-month
                              "Anniversary Year" computation period
                              used for determining a "Year of
                              Eligibility Service" under the
                              C&S/Sovran Plan (see Section 3.02(a) of
                              the C&S/Sovran Plan), the person shall
                              be credited with twelve (12) Months of
                              Service upon the completion of such
                              Anniversary Year during 1993 if the
                              person had completed 1,000 "Hours of
                              Service" under the C&S/Sovran Plan
                              during the portion of such Anniversary
                              Year that had elapsed by December 31,
                              1992.

               (e) Change of Employment Status. If a Covered Employee becomes a Participant and subsequently ceases to be a Covered

          Employee but remains in Service, no contributions shall be made to the Plan with respect to the person's compensation or remuneration from the Participating Employers for the person's employment as a non-Covered Employee (and in such regard there shall be no further reductions in the person's Compensation pursuant to Article IV of the Plan), but the person shall otherwise continue to participate in the Plan in accordance with its terms and provisions. In such regard:

                    (i) the person shall continue to be credited with Vesting Service as provided in the Plan for the person's employment as a non-Covered Employee; and

                   (ii) the person's Accounts shall continue to be held, invested and administered by the Plan and the Trusts until distributed and/or forfeited following a separation from Service when and as provided in the Plan, and pending Distribution or forfeiture the person shall have the Beneficiary and investment designation rights of other Participants.


                                         xlii







          If the person subsequently becomes a Covered Employee, the person shall thereafter be eligible to have contributions made to the

          Plan on the person's behalf, to the extent provided in the Plan, but the person shall not be entitled to make or receive any contributions with respect to the person's compensation or remuneration from the Participating Employers as a non-Covered

          Employee.
               SECTION 3.3.   ELIGIBILITY UPON REEMPLOYMENT.

               (a) Former Participants. If a person terminates employment with the Participating Employers after becoming a Participant and subsequently resumes employment with the Participating Employers as a Covered Employee, the person shall again become a

          Participant on the date of the person's resumption of employment with the Participating Employers as a Covered Employee without having to satisfy again the eligibility requirement of Section 3.2(c) of the Plan.

               (b) Former Employees Who Have Not Become Participants. If a person terminates employment with the Affiliated Group before becoming a Participant and subsequently resumes employment with the Affiliated Group, the person shall be treated as a new employee for purposes of Section 3.2 of the Plan, and therefore shall be required to satisfy the eligibility requirement of

          Section 3.2(c) of the Plan after the person resumes employment, if:

                    (i) the person experienced a Forfeiture Period of Severance; and

                   (ii) the number of calendar months during which the Forfeiture Period of Severance continued either equals or exceeds the sum of the person's Periods of Service and Qualifying Periods of Severance prior to the Forfeiture Period of Severance.

          In the application of subparagraph (ii) above, there shall be disregarded any Period of Service or Qualifying Period of

          Severance previously disregarded by reason of the application of this provision to a prior Forfeiture Period of Severance (or by xliii







          reason of a comparable prior provision of the Plan or any of its predecessors in interest).

                                      ARTICLE IV
                              REDUCTION OF COMPENSATION

               SECTION 4.1. GENERAL. A Participant may elect to have the Compensation payable to the Participant for a payroll period reduced in accordance with the provisions of this Article. The minimum percentage of reduction that may be elected shall be one percent (1%), and the maximum percentage of reduction that may be elected shall be fifteen percent (15%). Percentage reductions must be in whole multiples of one percent (1%). If a Participant elects to reduce Compensation for a payroll period under this

          Article, then the Participating Employers shall make an Pre-Tax Employee Contribution to the Plan pursuant to Section 5.1 of the

          Plan for the Participant equal to the amount by which the person's Compensation for the payroll period is reduced. It is intended that the compensation reductions under this Article and the corresponding Pre-Tax Employee Contributions shall be made pursuant to a "qualified cash or deferred arrangement" within the meaning of Section 401(k) of the Code.

               SECTION 4.2. ELECTION BY NEW PARTICIPANTS TO BEGIN REDUCTIONS. A Covered Employee who is about to become a Partici-

          pant pursuant to Section 3.2 of the Plan may elect to have Compensation reduced pursuant to this Article. The election, if made, shall become effective as soon as administratively feasible on or after the date on which the person becomes a Participant.

               SECTION 4.3. ELECTION TO INCREASE PERCENTAGE OF REDUCTION. A Participant whose Compensation is being reduced by less than fifteen percent (15%) pursuant to this Article, or whose Compensation is not being reduced, may prospectively increase the percentage by which the person's Compensation is being reduced by making an election to make such increase. The increase shall become effective as soon as administratively feasible after the end of the Plan Quarter in which the person makes the election.

          If, however, an increase from zero percent (0%) is made by a xliv







          Participant who has never participated in the Plan (or its predecessors in interest), the election shall become effective as soon as administratively feasible after the calendar month in which the election is made.

               SECTION 4.4. ELECTION TO DECREASE PERCENTAGE OF REDUCTION. A Participant whose Compensation is being reduced pursuant to this Article may prospectively decrease the percentage by which the person's Compensation is being reduced, including a decrease to zero percent (0%), by making an election to make such decrease. The decrease shall become effective as soon as administratively feasible after the end of the Plan Quarter in which the person makes the election. If the decrease is to zero percent (0%), however, it shall become effective as soon as administratively feasible after the election is made.

               SECTION 4.5. TERMINATION OF ELECTION UPON SEPARATION FROM SERVICE. The separation from Service of a Participant shall automatically terminate the person's election (if any) to have Compensation reduced pursuant to this Article that is then in effect, and such termination shall become effective immediately following the payroll period during which the separation from

          Service occurs. A Participant who has separated from Service after having become a Participant and who has resumed Service as provided in Section 3.3 of the Plan may make an election to reduce Compensation pursuant to this Article upon such resumption of Service, and such election shall become effective as soon as administratively feasible after the election is made.

               SECTION 4.6.   CONTINUATION OF ELECTION; CHANGE OR
          TERMINATION NOT RETROACTIVELY EFFECTIVE.  Any election by a

          Participant to have Compensation reduced under this Article, once effective, shall continue in effect until changed or terminated

          (i) by the Participant pursuant to this Article, (ii) by the Committee pursuant to the exercise of its authority to change or terminate Compensation reductions to ensure compliance with
          Section 5.4 or Section 5.5 of the Plan (regarding Code

          limitations or contributions), or (iii) if specifically provided xlv







          for in the Plan because of a Distribution while in Service. Except as required by Section 5.4 of the Plan to satisfy the limitations on contributions under Sections 401(k), 401(m) and 402(g) of the Code, no change or termination of any election to reduce a Participant's Compensation under this Article shall increase, decrease or otherwise affect any reduction in the

          Compensation that became payable to the Participant on or before the date on which such change or termination became effective.

               SECTION 4.7. TRANSFERS AMONG PARTICIPATING EMPLOYERS. If a Participant's employment is transferred directly from one

          Participating Employer to another Participating Employer, the transfer shall not in and of itself change or terminate any election to reduce the person's Compensation that is then in effect under this Article. The Compensation otherwise payable to the Participant by the person's new Participating Employer shall be reduced by the same percentage (including zero percent (0%))

          as was in effect under this Article at the time of such transfer, and such election shall remain in effect until changed or terminated pursuant to the Plan.
               SECTION 4.8.   METHOD, PROCEDURE AND FREQUENCY OF ELECTION.

          Any election by a Participant or prospective Participant with respect to any reduction in Compensation pursuant to this

          Article shall be made in accordance with the methods and procedures that the Committee shall prescribe from time to time for such purpose. For convenience of Plan administration, the Committee in its discretion may from time to time establish rules that modify, supplement or otherwise change, in a manner consistent with Section 401(k) of the Code, the preceding provisions of this Article regarding the frequency with which Participants shall be permitted to change their elections under this Article and the dates as of which such elections become effective, and any rules and related procedures shall be binding upon the Participants.




                                         xlvi







                                      ARTICLE V
                                    CONTRIBUTIONS

               SECTION 5.1. PRE-TAX EMPLOYEE CONTRIBUTIONS. The Partici-pating Employers shall make a Pre-Tax Employee Contribution to the Investment Trust for each Participant whose Compensation for a payroll period is reduced pursuant to Article IV of the Plan.

          The Pre-Tax Employee Contribution shall be in an amount equal to the amount by which the Participant's Compensation for the payroll period is so reduced. The Pre-Tax Employee Contribution shall be paid to the Investment Trust within an administratively practicable time. The Pre-Tax Employee Contribution shall be credited to the Pre-Tax Employee Contribution Account of the

          Participant.
               SECTION 5.2.   MATCHING CONTRIBUTIONS.

               (a) General. The Participating Employers shall make a Matching Contribution for each Plan Year as provided in this

          Section. The Matching Contribution shall be made to the ESOP Trust and shall consist of:

                    (i) the Debt Service Matching Contribution (if any) described in Section 5.2(b) of the Plan; and

                   (ii) the Additional Matching Contribution (if any)
               described in Section 5.2(d) of the Plan; and

                  (iii)  cash contributions described in Section
               5.2(f) of the Plan for certain Participants who Retire, die or become Disabled.

          The Debt Service Matching Contribution will result in Allocable Released Shares being allocated to the Matching Contribution

          Accounts of certain Participants as provided in Section 5.2(c) of the Plan, and the Additional Matching Contribution will result in

          Allocable Additional Shares being allocated to their Matching Contribution Accounts as provided in Section 5.2(e) of the Plan.

          These allocations shall be credited to Accounts as of the Valuation Date on the last day of the Plan Year. The cash contributions described in subparagraph (iii) above will be allocated to the Matching Contribution Accounts of certain xlvii







          Participants who die, Retire or become Disabled during the Plan Year in lieu of an allocation of Allocable Released Shares and

          Allocable Additional Shares to their Accounts, as provided in
          Section 5.2(f) of the Plan.

               (b) Amount and Form of Debt Service Matching Contribution. If there is an Exempt Loan outstanding during the Plan Year, the

          Participating Employers shall make a Debt Service Matching Contribution for the Plan Year. The Debt Service Matching

          Contribution shall be made in such installment(s), at such time(s) and in such amount(s) as is needed to pay any currently maturing obligations under any Exempt Loan (taking into account dividends on NationsBank Preferred Stock Financed Shares which are available to pay any such obligation). The Debt Service Matching Contribution shall be made in cash.

               (c) Allocation of Debt Service Matching Contribution Among Participants Eligible for Matching Contributions. Except as

          provided in Section 5.2(f) of the Plan, the Allocable Released Shares resulting from the Debt Service Matching Contribution for a Plan Year (if any) shall be allocated to the Matching
          Contribution Accounts of the Participants Eligible for Matching

          Contributions for the Plan Year, with each such Participant's Matching Contribution Account being credited with that portion of the Allocable Released Shares determined by dividing the aggregate Matchable Pre-Tax Employee Contributions of the

          Participant for the Plan Year by the aggregate Matchable Pre-Tax Employee Contributions of all such Participants for the Plan

          Year. If during the Plan Year there are multiple Exempt Loan Suspense Accounts because of multiple Exempt Loans (other than on account of an Exempt Loan refinancing), the Allocable Released Shares shall be determined, and the provisions of this Section

          5.2(c) applied, separately with respect to each Exempt Loan Suspense Account, so that each Participant Eligible for Matching

          Contributions for the Plan Year shall share pro rata (based on Matchable Pre-Tax Employee Contributions as hereinabove provided)



                                        xlviii







          in the allocation of the Allocable Released Shares with respect to each such Exempt Loan Suspense Account.

               (d) Amount and Form(s) of Additional Matching Contribution. The Participating Employers shall make an Additional Matching

          Contribution for each Plan Year equal to the amount (if any) by which Amount A exceeds Amount B, where:

               Amount A is seventy-five percent (75%) of the Matchable Pre-Tax Employee Contributions for the Plan Year of all Participants who are Participants Eligible for Matching Contributions for the Plan Year; and

               Amount B is the aggregate Fair Market Value on the Valuation Date on the last day of the Plan Year of the Allocable Released Shares for the Plan Year.

          The amount contributed by the Participating Employers, however, shall be reduced to reflect any shares of NationsBank Employer

          Stock or other amounts that are applied to reduce the Additional Matching Contribution in accordance with Plan provisions. (See

          Section 5.2(f) of the Plan, regarding cash contributions for certain deceased, Retired or Disabled Participants, Section

          5.5(b) of the Plan, regarding the limitations of Section 415 of the Code, and Section 6.4(c)(iii) of the Plan, regarding the reallocation of Forfeitures.)
               The Additional Matching Contribution for a Plan Year shall be made in such installments, in such amounts and at such times during or after the Plan Year as NationsBank Corporation in its discretion shall determine. Any such installment contribution may be made in the form of cash, NationsBank Common Stock, or any combination of cash and NationsBank Common Stock. The form of each contribution by the Participating Employers shall be determined by NationsBank Corporation, on behalf of all Participating Employers, acting through its Chief Executive

          Officer. Any contribution of shares of NationsBank Common Stock shall be valued for purposes of this Section 5.2(d) at their Fair

          Market Value as of the date contributed. Any contribution of cash shall be used by the ESOP Trustee to make purchases of

          NationsBank Common Stock pursuant to the terms of the ESOP Trust xlix







          Agreement within thirty (30) days after such cash is contributed by the Participating Employers. The Additional Matching

          Contribution obligation for a Plan Year shall be satisfied not later than the time prescribed by law (including any extensions thereof) for the filing of the federal income tax return of the Participating Employers for the taxable year in which the Plan

          Year ends.
               (e)  Allocation of Additional Matching Contribution Among

          Participants Eligible for Matching Contributions. Except as pro-vided in Section 5.2(f) of the Plan, the Allocable Additional

          Shares resulting from the Additional Matching Contribution for a Plan Year or otherwise shall be allocated to the Matching Con-

          tribution Accounts of the Participants Eligible for Matching Contributions for the Plan Year, with each such Participant's

          Matching Contribution Account being credited with that portion of the Allocable Additional Shares determined by dividing the aggregate Matchable Pre-Tax Employee Contributions of the Participant for the Plan Year by the aggregate Matchable Pre-Tax

          Employee Contributions of all such Participants for the Plan
          Year.

               (f) Cash Allocation of Matching Contribution. If a Participant Eligible for Matching Contributions for the Plan Year

          separates from Service during the first eleven (11) months of the Plan Year on account of death, Disability or Retirement, the

          Participating Employers shall make a cash Matching Contribution to the Participant's Matching Contribution Account if the

          Participant's Accounts are to be distributed to the Participant (or if the Participant is deceased, to the Participant's

          Beneficiary) by the end of that Plan Year. (If the Accounts are not to be distributed by the end of the Plan Year, there shall be no cash Matching Contribution for the Participant under this
          Section 5.2(f), and the Matching Contribution Account shall share instead in the allocations under Section 5.2(c) and 5.2(e) of the Plan.) The amount of such cash Matching Contribution shall be



                                          l







          seventy-five percent (75%) of the Participant's aggregate Matchable Pre-Tax Employee Contributions for the Plan Year.

               If the cash Matching Contribution is made for the Participant, the Participant's Matching Contribution Account will not share in any allocation of Allocable Released Shares or Allocable Additional Shares pursuant to this Article, and in such regard the Participant's Matchable Pre-Tax Employee Contributions shall be disregarded in applying the allocation formulas of

          Section 5.2(c) and Section 5.2(e) of the Plan. The cash amount allocated to the Participant's Matching Contribution Account shall be credited against, and shall therefore reduce, the Additional Matching Contribution that the Participating Employers would otherwise be required to make pursuant to Section 5.2(d) for the Plan Year.

               SECTION 5.3. SOURCE, ALLOCATION AND DEDUCTIBILITY OF PAR-TICIPATING EMPLOYER CONTRIBUTIONS. The contributions of the

          Participating Employers under Sections 5.1 and 5.2 of this Article shall be made from the current or accumulated net income of the Participating Employers; provided, however, that to the extent permitted by Section 401(a)(27) of the Code, the

          Participating Employers shall make Pre-Tax Employee Contributions irrespective of whether there is current or accumulated net income. NationsBank Corporation shall make all such contributions on behalf of the Participating Employers. Each other Participating Employer shall appropriately reimburse NationsBank Corporation for its proportionate share of such contributions on a regular and periodic basis.
               SECTION 5.4.   LIMITATIONS ON PRE-TAX EMPLOYEE CONTRIBUTIONS

          AND MATCHING CONTRIBUTIONS.
               (a)  Limitations.  Notwithstanding anything to the contrary contained in the Plan, Pre-Tax Employee Contributions and Match-ing Contributions shall be subject to the following limitations:

                    (i)  $7,000 Limitation on Pre-Tax Employee
               Contributions. The Pre-Tax Employee Contributions paid to the Investment Trust for a Participant for any taxable year of the Participant shall not exceed seven li







               thousand dollars ($7,000) (or such greater amount as may be permitted for the taxable year pursuant to cost-of-living adjustments under Section 402(g) of the
               Code). For such purpose, a Pre-Tax Employee Contribu-tion shall be deemed to be for a Participant's taxable year if made on account of a reduction in Compensation pursuant to Article IV of the Plan that would otherwise have been includable in the Participant's gross taxable income for the taxable year.

                   (ii) Contribution Percentage Limitation on Pre-Tax Employee Contributions. For each Plan Year the
               Contribution Percentages for Pre-Tax Employee
               Contributions shall satisfy either the Primary Test or the Alternative Test below.

                  (iii)  Contribution Percentage Limitation on
               Matching Contributions.  For each Plan Year the
               Contribution Percentages for Matching Contributions shall satisfy either the Primary Test or the Alternative Test below.

          The "Primary Test" is satisfied if the Contribution Percentage for the contributions being tested (that is, for Pre-Tax Employee

          Contributions or for Matching Contributions, as the case may be) of the group of Highly Compensated Participants is not more than the Contribution Percentage for such contributions of all other Participants multiplied by 1.25. The "Alternative Test" is satisfied if the Contribution Percentage for the contributions being tested of the group of Highly Compensated Participants:

                    (A) does not exceed the Contribution Percentage
               for such contributions of all other Participants by more than two (2) percentage points; and

                    (B) is not more than the Contribution Percentage
               for such contributions of all other Participants multiplied by two (2).

          If in addition to the Plan any Highly Compensated Participant participates in any other qualified plan maintained by any

          Affiliated Group member to which contributions of the same type as Pre-Tax Employee Contributions or Matching Contributions are

          made, all such contributions shall be aggregated as required by the Code for purposes of applying the above limitations. The limitations of subparagraphs (i), (ii) and (iii) above shall be lii







          coordinated with any other plans maintained by any member of the Affiliated Group that are subject to such limitations as required or permitted by the Code to restrict multiple use of the Alternative Test, permit appropriate aggregation of plans and contributions and otherwise appropriately limit contributions.
               (b)  ESOP and Non-ESOP.  The limitations of this Section

          shall be applied separately to the ESOP portion and the non-ESOP portion of the Plan as permitted or required by Sections 401(k)

          and 401(m) of the Code (or any other applicable Code provision). In such regard, while multiple use of the Alternative Test shall be restricted as required by Sections 401(k) and 401(m) of the Code, the multiple use restriction shall apply separately to the

          ESOP (Matching Contribution) portion and the non-ESOP (Pre-Tax Employee Contribution) portion of the Plan, and therefore using the Alternative Test to satisfy the Contribution Percentage limitation on Matching Contributions will not prevent or restrict using the Alternative Test to satisfy the Contribution Percentage limitation on Pre-Tax Employee Contributions. For purposes of applying limitations of this Section, any Matching Contributions made with respect to Participants whose Matching Contribution

          Accounts are invested in the Investment Trust (see Section 11.6 of the Plan) or allocated a cash Matching Contribution for the

          Plan Year of distribution (see Section 5.2(f) of the Plan) are made to the ESOP portion of the Plan.

               (c) Implementation of Limitations. The Committee from time to time shall review the elections of Participants to reduce

          Compensation pursuant to Article IV to ensure compliance with the limitations of Section 5.4(a) of the Plan. To ensure compliance,

          the Committee may require Highly Compensated Participants to reduce prospectively the amount by which their Compensation is being reduced pursuant to Article IV in such portions, and with respect to such payroll periods, as the Committee shall specify.

          In addition, if on account of administrative error or otherwise any limitation of Section 5.4(a) of the Plan may be exceeded because of Pre-Tax Employee Contributions or Matching

                                         liii







          Contributions already paid or payable to the Trusts, the Committee shall cause to be taken such of the following actions as and to the extent it determines necessary to satisfy the limitation:

                    (i) Distribute Pre-Tax Employee Contributions Exceeding $7,000 Limitation: distribute to a Participant the Pre-Tax Employee Contributions for the Participant's taxable year that exceed the limitation of Section 5.4(a)(i) of the Plan no later than the April 15 following the close of such taxable year;

                   (ii) Distribute Pre-Tax Employee Contributions Exceeding Contribution Percentage Limitation:
               distribute to Highly Compensated Participants their respective portions of the Pre-Tax Employee Contributions for the Plan Year that exceed the limita-tion of Section 5.4(a)(ii) of the Plan within two and one-half (21/2) months after the close of the Plan Year, if practical, and in no event later than by the end of the next Plan Year;

                  (iii)  Distribute (or Forfeit) Matching
               Contributions Exceeding Contribution Percentage
               Limitation: distribute to Highly Compensated Par-ticipants or forfeit (to the extent forfeitable) their respective portions of the Matching Contributions for the Plan Year that exceed the limitation of Section 5.4(a)(iii) of the Plan within two and one-half (21/2) months after the close of the Plan Year, if practical, and in no event later than the end of the next Plan Year; and

                   (iv) Other Curative Actions: take such other action permitted by the Code with respect to Pre-Tax Employee Contributions and Matching Contributions as the Committee determines is necessary or advisable to ensure compliance with such limitations and any other related Code requirements.

          For purposes of subparagraphs (ii) and (iii) above, excess contributions are the amount by which (1) the aggregate Pre-Tax

          Employee Contributions or Matching Contributions (as the case may be) for the Highly Compensated Participants for the Plan Year

          exceed (2) the maximum amount of such contributions permitted under the applicable limitation of Section 5.4(a) of the Plan

          (determined by reducing contributions made on their behalf in liv







          order of the actual individual contribution percentages, beginning with the highest of such percentages). Any Distri-

          bution of an excess contribution shall include any Trust gains or other income allocated with respect to the distributed con-

          tribution while held in such Trust. Any affected Matching Contribution that is to be distributed as provided above shall be drawn in the following order from the shares of NationsBank Employer Stock allocated to the Participant's Matching

          Contribution Account pursuant to Section 5.2 of the Plan as the Matching Contribution: first, from any Allocable Additional

          Shares until exhausted, and then from any Allocable Released Shares. The form of any Distribution of an excess contribution shall be as provided in Section 7.4 of the Plan.
               In addition to the methods and procedures described in this

          Section for performing the tests applicable to Contribution Percentages and taking corrective action should the tests be failed, the Committee may take such other steps and actions and adopt such other methods and procedures to perform such tests and correct any failed tests to the extent permitted by applicable provisions of the Code. The determinations and actions of the

          Committee under this Section, including without limitation the identification and disposition of excess contributions, shall be consistent with the requirements of Sections 401(k), 401(m) and 402(g) of the Code and shall be binding and conclusive on the affected Participants in all respects.
               No decrease pursuant to this Section in the amount by which

          Compensation is being or has otherwise been reduced by a Partici-pant shall entitle the Participant to elect to reduce

          Compensation other than on a prospective basis in accordance with all of the restrictions, limitations and other terms and condi-

          tions of the Plan.
               SECTION 5.5.   LIMITATION ON ANNUAL ADDITION.

               (a) Limitation. Notwithstanding anything to the contrary contained in the Plan, in no event shall the Annual Addition with respect to a Participant for a Plan Year exceed the least of:

                                          lv







                    (i) thirty thousand dollars ($30,000) (or, if greater, one-fourth (1/4) of the dollar limitation in effect for the Plan Year under Section 415(b)(1)(A) of the Code);

                   (ii) twenty-five percent (25%) of the Partici-pant's Section 415 Compensation for the Plan Year; or

                  (iii) the maximum amount which will not cause the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction for the Plan Year to exceed 1.0.

               (b) Effect on Participation. In the event that the provi-sions of the Plan would otherwise cause the Annual Addition with respect to a Participant for a Plan Year to exceed the limitation provided in Section 5.5(a) of the Plan, then the Annual Addition shall be reduced to the maximum amount permitted by Section
          5.5(a) by:

                    (i) first, limiting the Participant's benefits under The NationsBank Pension Plan or under any other defined benefit plans maintained by any member of the Affiliated Group in accordance with the terms thereof;

                   (ii)  next, limiting the Participant's
               contributions or benefits under any other defined contribution plan maintained by any member of the Affiliated Group in accordance with the terms thereof; and

                  (iii) next, taking such of the following action as the Committee determines appropriate:

                         (A)  distributing to the Participant, to the
                    extent permitted by Section 415 of the Code, the Participant's Pre-Tax Employee Contributions, together with any increment attributable thereto, and reducing the portion of the Matching Contribution otherwise allocable to the Participant's Matching Contribution Account for the Plan Year that is attributable to the distributed Pre-Tax Employee Contributions; and/or

                        (B) reducing the Matching Contributions and Pre-Tax Employee Contributions otherwise allocable to the Participant's Accounts for the Plan Year.




                                            lvi







          The form of any Distribution of a Pre-Tax Employee Contribution pursuant to subparagraph (iii)(A) above shall be as provided in

          Section 7.4 of the Plan.  Any affected Pre-Tax Employee
          Contribution by reason of subparagraph (iii)(B) above shall be held in the Investment Trust in a suspense account and be used as soon as practicable to reduce Pre-Tax Employee Contributions for

          Participants. Any affected Matching Contribution by reason of subparagraph (iii) above shall be drawn in the following order from the shares of NationsBank Employer Stock that would have been allocated to the Participant's Matching Contribution Account pursuant to Section 5.2 of the Plan but for such reduction: first, from any Allocable Additional Shares until exhausted, and then from any Allocable Released Shares. Such shares shall be held in the ESOP Trust in a suspense account established for such purpose and (as adjusted for earnings, including dividends) shall be used as soon as practical to reduce Additional Matching

          Contributions for Participants for the next Plan Year (and succeeding Plan Years, as necessary). In such regard, the shares shall be added to, and become a part of, the Allocable Additional Shares for such succeeding Plan Year.

               SECTION 5.6. COMPENSATION LIMITATION. Notwithstanding any contrary provision of the Plan, in no event shall the amount of a

          Participant's compensation taken into account under the Plan for any Plan Year exceed two hundred thousand dollars ($200,000) (or such greater amount as may be permitted for such Plan Year pursuant to cost-of-living adjustments under Section 401(a)(17)

          of the Code), as required by Section 401(a)(17). If a Highly Compensated Participant is (i) a five percent (5%) owner described in Section 15.1(b)(5)(C) or (ii) one of the ten (10) Highly Compensated Participants paid the greatest Affiliated

          Group Compensation during the Plan Year, this limitation shall apply to the combined compensation of the Highly Compensated

          Participant and any family members (as hereinafter defined) of the Highly Compensated Participant who also participate in the

          Plan, and shall be prorated among them in proportion to their lvii







          respective compensation determined without regard to this limitation. As used in this Section, a "family member" means a

          Participant's (i) spouse and (ii) lineal descendants who have not attained nineteen (19) years of age before the end of the Plan

          Year.
               SECTION 5.7.   ROLLOVER CONTRIBUTIONS.  Covered Employees

          (whether or not yet Participants) may make Rollover Contributions to the Investment Trust (but not to the ESOP Trust), as

          hereinafter provided. Subject to the requirements and conditions of this Section, a Rollover Contribution may be made to the

          Investment Trust (i) by a direct contribution by the Covered Employee or (ii) by a direct transfer on behalf of the Covered

          Employee from the trustee (or other custodian) of another tax-qualified plan pursuant to Section 401(a)(31) of the Code. A

          Covered Employee who wishes to make a Rollover Contribution shall, in accordance with such procedures as the Committee shall establish for such purpose, so advise the Committee and furnish the Committee with such information with respect to the proposed

          Rollover Contribution as the Committee shall require. The information that the Committee may require may include, without limitation, information regarding the amount, source and time of payment to or on behalf of the Covered Employee of the amount giving rise to the Rollover Contribution and directions as to investment of the Rollover Contribution in the Funds. The

          Committee shall determine in its discretion whether the Covered Employee's request to make a Rollover Contribution shall be granted. If granted, the Committee shall advise the Investment Trustee of the anticipated Rollover Contribution and the Covered

          Employee's instructions as to the Fund(s) in which the Rollover Contribution is to be initially invested. A Rollover

          Contribution must be made in cash (including a check or other acceptable draft), and therefore may not be made in shares of

          NationsBank Common Stock or in other securities or property. The Rollover Contribution shall be credited to a separate Rollover

          Contribution Account for the contributing Covered Employee.  If lviii







          it is subsequently determined that the contribution does not in fact meet the requirements of a Rollover Contribution, then the contribution, as revalued to reflect the Adjustment or other applicable Trust adjustments, shall be distributed to the Covered

          Employee (or, if the Covered Employee is deceased, to the Covered Employee's Beneficiary) as soon as practicable in form pursuant to Section 7.4 of the Plan. Any Covered Employee who is not a Participant, but for whom a Rollover Contribution Account is being maintained, shall be accorded all the rights and privileges of a Participant under the Plan except that no Participating

          Employer contributions shall be made for or allocated to the credit of the Covered Employee until the person becomes a

          Participant pursuant to Article III of the Plan.
                                      ARTICLE VI

                      ACCOUNT ADJUSTMENTS, BENEFITS AND VESTING
               SECTION 6.1.   ACCOUNT ADJUSTMENTS; NATIONSBANK PREFERRED

          STOCK DIVIDENDS.
               (a)  General.  The Accounts of Participants shall be

          adjusted from time to time to reflect their allocable share of the earnings, gains, losses and expenses of the Trusts, and other appropriate debits and credits, in accordance with the terms and provisions of the Plan, the Trusts and such additional or supplementary rules and procedures as the Committee shall determine are appropriate and consistent with the Act and the

          Code.  In such regard:
                    (i) Regarding the ESOP Trust. Each Account that is invested in the ESOP Trust shall reflect the shares of NationsBank Employer Stock allocated to the Account from time to time, including the Account's allocable shares (if any) of the Allocable Released Shares and Allocable Additional Shares for the Plan Year pursuant to Section 5.2 of the Plan. (The Accounts invested in the ESOP Trust are the following Accounts, except to the extent invested in the Investment Trust pursuant to Participant investment diversification elections:
               Matching Contribution Accounts and Former C&S/Sovran Plan Accounts corresponding to "ESOP Matching Accounts" under the C&S/Sovran Plan.) All dividends received on shares of NationsBank Common Stock credited to the lix







               Account shall be reinvested in NationsBank Common Stock pursuant to the Dividend Reinvestment Plan and credited to the Account. Dividends received on shares of NationsBank Preferred Stock credited to the Account shall be applied to repay Exempt Loan indebtedness as provided in Section 6.1(c) of the Plan, in which event the Account shall be allocated released shares of NationsBank Preferred Stock as provided in Section 6.1(c). If dividends on NationsBank Preferred Stock allocated to the Account are not so applied (because there is no Exempt Loan), the dividends shall be used to acquire shares of NationsBank Common Stock for the Account.

                   (ii) Regarding the Investment Trust: NationsBank Common Stock Fund. Each Account that is invested in the NationsBank Common Stock Fund of the Investment Trust shall reflect the shares of NationsBank Common Stock allocated to the Account as a result of such investment. All dividends received on shares of NationsBank Common Stock credited to the Account shall be reinvested in NationsBank Common Stock pursuant to the Dividend Reinvestment Plan and credited to the Account. (See Section 12.2(a) of the Plan.)

                  (iii) Regarding the Investment Trust: Other Funds. Each Account that is invested in one (1) or more Funds of the Investment Trust other than the NationsBank Common Stock Fund shall be allocated as of each Valuation Date the Account's share of the Adjustment for each such Fund in which the Account was invested during the Valuation Period then ended, as provided in
               Section 6.1(b) of the Plan.

               (b) Allocation of Adjustment for Funds of the Investment Trust. The Adjustment for each Fund of the Investment Trust

          (other than the NationsBank Common Stock Fund, for which there is no Adjustment) shall be computed separately and allocated to

          Accounts pursuant to this Section 6.1(b) separately. As of each Valuation Date, each Account that is invested in a Fund (other than the NationsBank Common Stock Fund) shall be credited or debited (as the case may be) with its proportionate share of the

          Adjustment for the Fund for the Valuation Period ending on the Valuation Date. Each Account's proportionate share shall be determined on the basis of the amount to the credit of such Account that is invested in the Fund during the Valuation Period.


                                          lx







          For such purpose, the amount to the credit of an Account that is invested in a Fund during a Valuation Period shall be deemed to be Amount A plus Amount B minus Amount C, where:
               Amount A is the amount to the credit of the Account that is invested in the Fund at the beginning of the Valuation Period, determined after giving effect to any transfers of the Account among the Funds and any contributions credited to the Account at that time;

               Amount B is any contribution credited to the Account for investment in the Fund later in the Valuation Period, reduced in a manner that the Committee determines reasonably reflects the period of time during which the contribution was invested in the Fund; and

               Amount C is all Distributions during the Valuation
               Period from the portion of the Account invested in the Fund.

               (c)  Use of Allocated NationsBank Preferred Stock Dividends

          and Resulting Allocations of Released Financed Shares. So long as an Exempt Loan Suspense Account holding NationsBank Preferred

          Stock is in effect under the Plan during all or part of the Plan Year, the following rules shall apply:

                    (i) Use of Cash Dividends on Allocated Preferred Shares. All cash dividends received by the ESOP Trust on NationsBank Preferred Stock Financed Shares which have been allocated to a Participant's Matching Contribution Account or Former C&S/Sovran Plan Account corresponding to the Participant's "ESOP Matching Account" under the C&S/Sovran Plan ("Allocated Preferred Shares") shall be applied to repay an Exempt Loan. (See Section 11.1(d) of the Plan regarding the application of cash dividends on NationsBank Preferred Stock Financed Shares that are not yet allocated to Participant Accounts.)

                   (ii) Resulting Allocation from Released Financed Shares. The Participant's Account shall receive an allocation, in the amount hereinafter provided, from the NationsBank Preferred Stock Financed Shares that are released from an Exempt Loan Suspense Account for the Plan Year pursuant to Section 11.2 of the Plan.
               The amount allocated shall be shares of NationsBank Preferred Stock having an aggregate Fair Market Value on the Valuation Date as of which the shares are allocated to the Account that is equal to the amount of lxi







               the cash dividends received on the Account's Allocated Preferred Shares that were applied to repay an Exempt Loan pursuant to subparagraph (i) above.

          If the NationsBank Preferred Stock Financed Shares released from the Exempt Loan Suspense Account as of the Valuation Date are not

          sufficient to provide the NationsBank Preferred Stock allocation required by subparagraph (ii) above, the Participating Employers shall make a special contribution to the ESOP Trust that shall be applied to repay a sufficient additional amount of the Exempt

          Loan so that enough shares of NationsBank Preferred Stock are released from the Exempt Loan Suspense Account to provide the required allocation.
               SECTION 6.2.   BENEFITS.  The benefits to be provided by the

          Plan are not fixed or determinable. Instead, each Participant's benefits are based solely on the Vested amounts and shares of

          NationsBank Employer Stock (if any) credited to the Participant's Accounts, as adjusted from time to time in accordance with the provisions of the Plan.
               A Distribution from an Account (or portion thereof) that is invested in NationsBank Employer Stock shall be based on the number of Vested shares of NationsBank Employer Stock credited to the Account, and the Distribution shall consist of the shares and/or proceeds thereof, as provided in the Plan. (See Section

          7.4 of the Plan.) A Distribution from an Account (or portion thereof) that is invested in a Fund other than the NationsBank

          Common Stock Fund shall be based on the Vested amount credited to the Account as of the Valuation Date preceding the Distribution,

          and therefore, if the Account is being distributed in a lump sum, the Distribution shall not reflect any Fund earnings or losses since that Valuation Date. A Distribution from an Account (or portion thereof) that is invested in a segregated, earmarked investment referenced in Section 12.1 of the Plan (certain Participant loans and Former Texas Plan Accounts) shall reflect the value of such investment in accordance with the accounting lxii







          methods and procedures in effect from time to time under the Plan that apply to such investment.

               SECTION 6.3. FULLY VESTED ACCOUNTS. Each Participant's Pre-Tax Employee Contribution Account and Rollover Contribution

          Account shall at all times be fully Vested. In addition, certain Accounts described in or established pursuant to Article XVI are at all times fully Vested, including all Pre-1991 Stock/Thrift Plan Accounts, certain Former Texas Plan Accounts and all Former

          C&S/Sovran Plan Accounts.
               SECTION 6.4.   VESTING IN MATCHING AND PRE-1993 STOCK/THRIFT

          PLAN MATCHING CONTRIBUTION ACCOUNTS.
               (a)  Vesting on Account of Retirement, Death, Disability or

          Age. Upon the first to occur of a Participant's death while in Service, Retirement, Disability or attainment of age sixty-five

          (65) while in Service, the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution

          Account shall become fully Vested. Notwithstanding the preceding sentence, if a Participant had become a "Participant" in the

          Texas Plan prior to January 1, 1991, the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching

          Contribution Account shall become fully Vested upon the Participant's attainment of age sixty (60) while in Service unless Vested earlier pursuant to the preceding sentence.
               (b)  Service Vesting.  Unless Vested earlier pursuant to

          Section 6.4(a) of the Plan, a Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution

          Account shall become Vested in accordance with the following rules:

                    (i) Participant with Pre-1990 Plan Service. If the Participant had any Hours of Service for any Service before January 1, 1990 with any Affiliated Group member that had become a Participating Employer under the Plan at any time before January 1, 1990, then the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account shall be fully Vested.



                                        lxiii







                   (ii) Participant with Pre-1993 C&S/Sovran Service. If the Participant (1) had become a "Participant" in the C&S/Sovran Plan by December 31, 1992 or (2) otherwise had any "Hours of Service" under the C&S/Sovran Plan (or any of its predecessor plans) before January 1, 1993 for employment with any participating employer in the C&S/Sovran Plan (or predecessor plan), then the Participant's Matching Contribution Account shall be fully Vested.

                  (iii) Other Participants. If the Participant is not described in subparagraph (i) or (ii) above, then the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account shall become Vested in accordance with the following vesting schedule:

                 Months of                               Vested
              Vesting Service                          Percentage

                 Less than 12 . . . . . . . . . . . . . .    0%
                 12 to 23 . . . . . . . . . . . . . . . .   20%
                 24 to 35 . . . . . . . . . . . . . . . .   40%
                 36 to 47 . . . . . . . . . . . . . . . .   60%
                 48 to 59 . . . . . . . . . . . . . . . .   80%
                 60 or more . . . . . . . . . . . . . . .  100%
               (c)  Time of Forfeiture of Account Not Fully Vested.  If a

          Participant's Vested percentage in the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching

          Contribution Account is less than one hundred percent (100%) at the time the person separates from Service, the following rules shall apply:
                    (i)  Forfeiture of Non-Vested Portion of the
               Accounts. The non-Vested shares of NationsBank Employer Stock to the credit of the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account as of the Valuation Date coinciding with or next following the Participant's separation from Service shall be forfeited as of such Valuation Date. The forfeited shares of NationsBank Employer Stock shall be reallocated as provided in subparagraph (iii) below. The Vested shares of NationsBank Employer Stock credited to the Accounts as of the Valuation Date coinciding with or next following the Participant's separation from Service, if not immediately thereafter distributed, shall be subject to the separate lxiv







               accounting provisions of Section 6.4(e) of the Plan to the extent applicable.

                   (ii) Rules for Partially Vested Participant. If the Participant is partially Vested, the following rules apply:

                         (A)  The vesting schedule in Section
                    6.4(b)(iii) shall apply separately to the Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account if the
                    Participant has both Accounts.

                         (B) The shares of NationsBank Employer Stock credited to the Participant's Matching Contribution Account that are to be forfeited shall be drawn from the shares of NationsBank Employer Stock credited to the Account that were never held in an Exempt Loan Suspense Account, until exhausted, and then against any other shares of NationsBank Employer Stock credited to the Account. (For example, if a partially-Vested Participant's Matching Contribution Account consists solely of NationsBank Common Stock that the Plan acquired with Additional Matching Contributions and NationsBank Preferred Stock previously held in an Exempt Loan Suspense Account, the shares to be forfeited would be determined by (1) multiplying the Participant's non-Vested percentage by the aggregate Fair Market Value of the NationsBank Common and Preferred Stock as of the Valuation Date of forfeiture and then (2) charging the resulting forfeiture amount against the NationsBank Common Stock, until exhausted, and then against the NationsBank Preferred Stock, based on Fair Market Value as of that Valuation Date.)

                  (iii) Reallocation of Forfeitures. The shares of NationsBank Employer Stock that are:

                         (A)  forfeited as of any Valuation Date
                    during a Plan Year pursuant to subparagraph (i) above;

                         (B)  purchased pursuant to the Dividend
                    Reinvestment Plan with or attributable to dividends received on forfeited shares of NationsBank Common Stock after the date forfeited; and



                                            lxv







                         (C)  allocated under Section 6.1(c) with
                    respect to dividends on forfeited shares of NationsBank Preferred Stock;

               shall be reallocated as of any Valuation Date during the Plan Year in accordance with Section 6.4(d) of the Plan, to the extent required by Section 6.4(d). To the extent not so required, such shares of NationsBank Employer Stock shall be applied to reduce the Additional Matching Contribution to the ESOP Trust for the Plan Year under Section 5.2 of the Plan, based on the Fair Market Value of such shares as of the Valuation Date on the last day of the Plan Year.

               (d) Restoration of Forfeitures in Certain Cases. If a Participant separates from Service and forfeits all or a portion of the Participant's Matching Contribution Account or Pre-1993 Stock/Thrift Plan Matching Contribution Account pursuant to

          Section 6.4(c) of the Plan, the forfeiture shall be irrevocable, and therefore cannot be restored in any manner to the Account,

          unless the Participant resumes Service before experiencing a Forfeiture Period of Severance. If the Participant does resume

          Service before a Forfeiture Period of Severance, the forfeiture shall be restored to the Account, but only if and to the extent hereinafter provided in this Section 6.4(d).
                    (i) Participant who has not received Distribu-tion. If prior to such resumption of Service, the Participant did not receive Distribution with respect to the Vested shares of NationsBank Employer Stock credited to the Account, the forfeiture shall be restored as follows: shares of NationsBank Employer Stock shall be credited to the Account as of the Valuation Date coinciding with or next following such resumption of Service. Such shares shall have a Fair Market Value as of that Valuation Date that is equal in the aggregate to the Fair Market Value of the forfeited shares as of the Valuation Date on which they were forfeited.

                   (ii)  Participant who has received Distribution.
               If prior to such resumption of Service, the Participant received Distribution with respect to the Vested shares of NationsBank Employer Stock credited to the Account, the forfeiture shall be restored only if the Participant makes the repayment to the Plan hereinafter described. The repayment must be made in cash.


                                         lxvi







               (Shares of NationsBank Common Stock may not be used as the repayment.) The amount of the repayment must be equal to the Fair Market Value (determined as of the Valuation Date of the Distribution) of the shares of NationsBank Employer Stock with respect to which the Participant received the Distribution from the Participant's Vested interest in the Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account prior to such resumption of Service. The repayment (1) must be made in accordance with such reasonable procedures as the Committee shall establish for such purpose and (2) must be made before the Participant before the fifth (5th) anniversary of such resumption of Service. The repayment shall be delivered to the appropriate Trust(s) and used to purchase NationsBank Common Stock for the Participant's Account within thirty (30) days after the date of such repayment, which shares of NationsBank Common Stock shall be immediately credited to the Participant's Account.

                    If the repayment is made, the forfeiture shall be
               restored as follows: shares of NationsBank Employer Stock shall be credited to the Account as of the Valuation Date coinciding with or next following the date the repayment is made. Such shares shall have a Fair Market Value as of that Valuation Date that is equal in the aggregate to the Fair Market Value of the forfeited shares as of the Valuation Date on which they were forfeited.

                    If, however, the Participant's Account is
               transferred to the Investment Trust pursuant to Section
               11.6 of the Plan (in the case of a Matching
               Contribution Account) or is invested in the Funds generally pursuant to Section 12.5 (in the case of a Pre-1993 Stock/Thrift Plan Matching Contribution Account) after the Participant resumed Service but before the Participant made the repayment described above, the repayment and resulting forfeiture restoration need not be invested in NationsBank Employer Stock and instead shall be invested in the Funds according to the current investment designation in effect for the Account.

                  (iii) Source of Restored Forfeitures. Any shares of NationsBank Employer Stock credited as a forfeiture restoration to a Matching Contribution Account or Pre-1993 Stock/Thrift Plan Matching Contribution Account as of a Valuation Date pursuant to subparagraph (i) or
               (ii) above shall be obtained from (1) the shares of NationsBank Employer Stock forfeited as of such lxvii







               Valuation Date or prior Valuation Dates during the Plan Year (or purchased with cash Forfeitures arising from Former Texas Plan Accounts) or (2) to the extent such shares are not sufficient, from a special contribution by the Participating Employers for such purpose.

                    The provisions of this subparagraph (iii) shall
               apply separately to the ESOP and non-ESOP portions of the Plan, so that the sources for restoring forfeitures under either portion shall be the Forfeitures arising under, and the special Participating Employer contributions to, that portion.

                   (iv)  Type of Shares Recredited.  While
               Participants are entitled to have forfeitures restored to their Accounts to the extent hereinabove provided in this Section 6.4(d), the shares of NationsBank Employer Stock credited to an Account to effect the restoration may be NationsBank Common Stock, NationsBank Preferred Stock or any combination thereof, depending upon the type(s) of NationsBank Employer Stock available to fund forfeiture restorations. If NationsBank Common Stock and NationsBank Preferred Stock are both available to fund forfeiture restorations as of a Valuation Date, then to the extent administratively feasible, the restorations shall be drawn first from the available NationsBank Common Stock, until exhausted, unless the Committee in its discretion establishes a different priority. Further, any restoration with respect to prior forfeitures from Former Texas Plan Accounts shall be made in cash rather than in NationsBank Employer Stock.

               (e) Application of Vesting Provisions Following Forfeiture Period of Severance. If pursuant to Section 6.4(c) of the Plan a

          Participant forfeits some, but not all, of the shares of NationsBank Employer Stock credited to the Participant's Matching

          Contribution Account or Pre-1993 Stock/Thrift Plan Matching Contribution Account, then except as hereinafter provided, the remaining shares credited to the Account immediately after such forfeiture (as adjusted from time to time thereafter to reflect dividends paid on such shares) shall be fully Vested and not subject to forfeiture in the event of any subsequent application of the vesting provisions of the Plan to the Account. If the forfeiture is subsequently restored to the Account as provided in

          Section 6.4(d), the special vesting provisions of the preceding lxviii







          sentence shall cease to apply, and the Account shall again become subject to the general vesting requirements of the Plan. The

          Committee and the Trustees shall cause to be kept such sub-accounts and other records with respect to the Participant's

          Account as are required by this Section.
                                     ARTICLE VII

                               DISTRIBUTION OF BENEFITS
               SECTION 7.1.   GENERAL.

               (a) Time of Distribution. While a Participant is in Service, Distributions from the Participant's Accounts may be made only when provided by:
                    (i) Section 5.4, Section 5.5 or Section 5.7 of the Plan to comply with contribution limitations;

                   (ii) Section 7.1(b) of the Plan for Participants over age seventy and one-half (701/2);

                  (iii) Section 7.2 of the Plan regarding withdrawals upon request, for Financial Hardship, or after age fifty-nine and one-half (591/2);

                   (iv) Section 7.6(b) of the Plan regarding payments to alternate payees under Qualified Domestic Relations Orders; and

                    (v) Article XVI regarding withdrawal rights under defined contribution plans whose assets have been combined with the Plan.

               Following the separation from Service of a Participant,

          Distribution from the Participant's Accounts shall be made when provided by Section 7.3 or (to the extent applicable) Section

          7.6(b) or Article XVI of the Plan.
               (b)  Age 701/2 Rule.  Distribution to a Participant shall

          commence no later than the April 1 of the calendar year following the calendar year in which the Participant attains seventy and one-half (701/2) years of age. For a Participant attaining that age before January 1, 1988, however, Distribution to the Partici-

          pant shall commence no later than the April 1 following the calendar year in which the Participant separates from Service (if later than the date provided by the preceding sentence), if the lxix







          Participant has not been a Key Employee within the meaning of
          Section 15.1(b)(5)(C) at any time during the Plan Year ending in the calendar year in which the Participant attained age sixty-six and one-half (661/2) or during any subsequent Plan Year. In addition, Distribution may be made pursuant to Article XVI to the extent applicable.

               (c) Optional Transfers of Eligible Rollover Distributions. If a Participant, a Beneficiary who is the surviving spouse of a deceased Participant, or a Participant's current or former spouse who is an alternate payee under a Qualified Domestic Relations

          Order (each a "distributee") is to receive a Distribution that is an eligible rollover distribution (defined below), the distributee may elect to have the Distribution paid directly to an eligible retirement plan (defined below) specified by the distributee rather than paid directly to the distributee. The election may be made with respect to all or any portion of the

          Distribution, other than the portion that would not be includable in the distributee's gross income if not so transferred (for example, the portion representing a return of after-tax employee contributions).

               For purposes of this Section 7.1(c):
                    (i) The term "eligible rollover distribution" is as defined in Section 401(a)(31)(C) of the Code.

                   (ii) The term "eligible retirement plan" is as defined in Section 401(a)(31)(D) of the Code. In the case of a distributee who is the surviving spouse of a deceased Participant, however, the term "eligible retirement plan" refers only to an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in
               Section 408(b) of the Code.

          The preceding provisions of this Section 7.1(c) shall apply only to the extent required by Section 401(a)(31) of the Code. The Committee shall establish the rules and procedures (i) by which

          Participants and other distributees make their elections under this Section 7.1(c) and (ii) pursuant to which the requirements and provisions of this Section 7.1(c) and Section 401(a)(31) of lxx







          the Code, and any related income tax withholding rules of the Code, are otherwise implemented. In such regard, to the extent permitted by the Code, the Committee's rules and procedures may limit or eliminate elections for small amounts, and may provide that a Distribution shall be paid to a distributee's individual retirement account or other eligible retirement plan only upon the distributee's timely election, and that if there is no such election, the Distribution shall be paid directly to the distributee and shall reflect any income tax withholding required by the Code.

               This Section 7.1(c) does not accelerate the time when any Account becomes payable, and therefore only affects the manner of making Distributions that have become payable in accordance with the other terms and provisions of the Plan.

               (d) No Right of Repayment. A Participant who receives a Distribution shall have no right to repay or recontribute the

          Distribution to the Plan except to the limited extent (if any) expressly provided in the Plan. (See Section 5.7 of the Plan regarding Rollover Contributions and Section 6.4(d) of the Plan regarding forfeiture restorations.)

               SECTION 7.2.   IN-SERVICE DISTRIBUTIONS.
               (a)  General.  Distributions may be made to Participants who are in Service in order to satisfy certain Code requirements. (See Section 5.4 of the Plan regarding the limitations of Code

          Sections 401(k), 401(m) and 402(g), Section 5.5 of the Plan regarding the limitations of Code Section 415, and Section 7.1(b)

          of the Plan regarding Participants who have attained seventy and one-half (701/2) years of age.)

               In addition, Distributions may be made to Participants who are in Service as follows:

                    (i) Distributions Upon Request. Distribution may be made at the election of the Participant as provided in Section 7.2(c) of the Plan. These Distributions are made irrespective of the Participant's age or Financial Hardship. In certain circumstances, these Distributions may subject the Participant to the lxxi







               penalty provision of Section 7.2(c)(iv) if made before approximately July 1, 1993.

                   (ii)  Distributions for Financial Hardship.
               Distribution may be made for Financial Hardship as provided in Section 7.2(d) of the Plan. These Distributions may subject the Participant to the penalty provisions of Section 7.2(e) of the Plan.

                  (iii) Distributions After Age 591/2. Distribution may be made after the Participant has attained fifty-nine and one-half (591/2) years of age as provided in
               Section 7.2(f) of the Plan.

          The Accounts from which such Distributions may be made, and the Sections pursuant to which they may be so distributed, are as follows:

                                                                   Distri-
                                                         Distribu- butions
                                               Distribu- tions For  After
                                              tions Upon Financial   Age
                                                Request: Hardship:   591/2:
                                                Section   Section  Section
          Name of Participant's Account         7.2(c)     7.2(d)   7.2(f)

          Matching Contribution Account           No        No        Yes

          Pre-Tax Employee Contribution           No        Yes1      Yes
          Account

          Rollover Contribution Account           Yes       Yes       Yes

          Pre-1993 Stock/Thrift Plan              No        No        Yes
          Matching Contribution Account

          Pre-1991 Stock/Thrift Plan
          Account Corresponding to:

             Voluntary Contribution               Yes       Yes       Yes
             Account

             Prior Employer Contribution          Yes       Yes       Yes
             Account




               1Section 7.2(d) Distributions from this Account are limited and may require participation penalties; see Section 7.2(d)(2) and Section 7.2(e).

                                           lxxii







                                                                   Distri-
                                                         Distribu- butions
                                               Distribu- tions For  After
                                              tions Upon Financial   Age
                                                Request: Hardship:   591/2:
                                                Section   Section  Section
          Name of Participant's Account         7.2(c)     7.2(d)   7.2(f)

             Prior Employee Contribution          Yes       Yes       Yes
             Account

             BTSC Employer Stock Account          Yes       Yes       Yes

             BTSC General Investment Account      Yes       Yes       Yes

             Former CentraBank Accounts           Yes       Yes       Yes

          Former C&S/Sovran Account
          Corresponding to:

             ESOP Matching Account                No2       No2        Yes

             Non-ESOP Matching Account            Yes3      Yes       Yes

             Prior C&S 50% Company                Yes       Yes       Yes
             Contribution Account

             Prior Sovran Employer Account        Yes3      Yes       Yes

             Prior Sovran Restricted              Yes3      Yes       Yes
             Stock Account

             Prior C&S After-Tax                  Yes       Yes       Yes
              Contribution Account

             Prior Sovran After-Tax               Yes4      Yes       Yes
              Matched Account




               2Section 7.2(c) and 7.2(d) Distributions may not be made from this Account unless the Investment Trust Requirement, the Service Requirement and (except for Financial Hardship
          Distributions) the 24 Month Rule are satisfied; see Section 7.2(c)(i) and Section 7.2(d)(i).

               3Section 7.2(d) Distributions from these Accounts are subject to the 24 Month Rule; see Section 7.2(c)(ii)-(iii).

               4Section 7.2(d) Distributions from this Account may require a suspension of participation; see Section 7.2(c)(iv).

                                          lxxiii







                                                                   Distri-
                                                         Distribu- butions
                                               Distribu- tions For  After
                                              tions Upon Financial   Age
                                                Request: Hardship:   591/2:
                                                Section   Section  Section
          Name of Participant's Account         7.2(c)     7.2(d)   7.2(f)

             Prior Sovran After-Tax               Yes       Yes       Yes
              Unmatched Account

             Rollover Account                     Yes       Yes       Yes

          The Former Texas Plan Account
          Corresponding to:

             Pre-1988 Company Contribution        Yes       Yes       Yes
              Account

             Flex Savings Company Contribution    Yes       Yes       Yes
              Account

             QVEC Account                         Yes       Yes       Yes

             After-Tax Account                    Yes       Yes       Yes

             Rollover Account                     Yes       Yes       Yes

               (b) Certain Rules. The following rules apply for purposes of Distributions pursuant to this Section 7.2:

                    (i) Account Ordering Rules. If a Distribution is to be made to a Participant with multiple Accounts, the Committee may require that to the extent administra-tively practicable the Distribution shall be drawn from the Accounts in the following sequence, exhausting the maximum amount withdrawable from a particular type of Account before preceding to the next:

                    from Accounts credited with after-tax employee contributions,

                    from Accounts credited with "qualified voluntary employee contributions," as defined in Section 219(e) of the Code prior to its amendment by the Tax Reform Act of 1986,

                    from Accounts credited with Rollover Contribu-tions,




                                           lxxiv







                    from Accounts credited with employer contributions for years prior to 1993, other than the Accounts described below,

                    from Pre-Tax Employee Contribution Accounts,

                    from Matching Contribution Accounts and Former C&S/Sovran Plan Accounts credited with "Employer Matching Contributions" to the ESOP under the C&S/Sovran Plan.

               Such sequencing shall be consistent with the rules and restrictions of the particular provisions of this Section pursuant to which the Distribution is being made, including the Accounts distributable thereunder.

                   (ii) Distributions With Respect to After-Tax Employee Contributions. To the maximum extent permitted by the Code, and consistent with the rules provided by the plan to which the contributions were made, Distribution from an Account to which after-tax employee contributions are credited shall be subject to the pertinent provisions of Article XVI. (See Sections 16.1(c), (d) and (e) of the Plan regarding certain Pre-1991 Stock/Thrift Plan Accounts, Section 16.2 of the Plan regarding certain Former Texas Plan Accounts, and Section 16.3(d) of the Plan regarding certain Former C&S/Sovran Plan Accounts.)

                  (iii) 24 Month Rule. Distributions from certain Accounts pursuant to Section 7.2(c) of the Plan are subject to the 24 Month Rule hereinafter described. (See subparagraphs (i), (ii), and (iii) of Section 7.2(c).) The "24 Month Rule" means that Distributions from the Account may not include employer contributions that have been held in the Account for less than twenty-four (24) months.

                    The 24 Month Rule ceases to apply to an Account
               once the Participant has completed at least sixty (60) full months of active participation (whether or not consecutive) in the Plan or the C&S/Sovran Plan (including for such purposes active participation in the "Prior Sovran Plan" referenced in the C&S/Sovran Plan or other plan identified in Section 8.5(a) of the Prior Sovran Plan). For purposes of determining active participation with respect to any period, an active participant in a non-contributory plan is a participant satisfying the requirements, if any, of such plan to share in the contribution by the employer to such plan for such period, and an active participant in a contributory plan is a participant making contributions lxxv







               (whether after-tax or before-tax) to such plan for such period.

                   (iv) Method of Distribution. All Distributions under this Section 7.2 shall be made in a single lump sum payment. The payment shall consist of cash and/or shares of NationsBank Common Stock, as provided in
               Section 7.4. In the case of a Distribution for Financial Hardship pursuant to Section 7.2(d), however, the payment shall consist of cash. (See Section 7.2(d)(2) of the Plan.)

                    (v) Rules and Procedures. All Distributions under this Section 7.2 shall be made pursuant to such rules and procedures as the Committee shall establish for such purpose. In such regard the Committee may establish rules limiting the frequency with which withdrawals may be made during any particular Plan Quarter.

               (c) Distributions Upon Request. A Participant, at his or her election, may withdraw all or any portion of such of the

          Participant's Accounts (if any) that are listed in Section 7.2(a) as distributable pursuant to this Section 7.2(c). The following restrictions shall apply, however, to Distributions pursuant to this Section 7.2(c) from the following Former C&S/Sovran Plan

          Accounts:
                    (i) ESOP Matching Account: Investment Trust Requirement, Service Requirement and 24 Month Rule. A Distribution from the Former C&S/Sovran Plan Account corresponding to the Participant's "ESOP Matching Account" under the C&S/Sovran Plan may not be made until both of the following requirements have been satisfied:

                    Investment Trust Requirement. The Account must have been transferred from the ESOP Trust to the Investment Trust. (This transfer may not occur until the Participant has attained fifty-five (55) years of age; see Section 11.6 of the Plan.) If the Account is divided between the Trusts, the Distribution may be made only from the portion of the Account held in the Investment Trust.

                    Service Requirement. The Participant must have completed one hundred twenty (120) Months of Service. For such purpose, the Participant's Months of Service for time before January 1, 1993 lxxvi







                    shall be deemed to be the Participant's "Years of Benefit Service" (expressed as months) determined as of December 31, 1992 under Section 5.02 of the C&S/Sovran Plan.

                    Further, Distributions from the Account are
               subject to the 24 Month Rule of Section 7.2(b)(iii). (The 24 Month Rule should cease to apply by approximately January 1, 1995, as no employer contributions will be allocated to these Accounts for Plan Years beginning after 1992.)

                   (ii) Non-ESOP Matching Account: 24 Month Rule. Distributions from the Former C&S/Sovran Plan Account corresponding to the Participant's "Non-ESOP Matching Account" under the C&S/Sovran Plan are subject to the 24 Month Rule of Section 7.2(b)(iii). (The 24 Month Rule should cease to apply by approximately January 1, 1995, as no employer contributions will be allocated to these Accounts for Plan Years beginning after 1992.)

                  (iii) Prior Sovran Employer Account and Prior Sovran Restricted Stock Account: 24 Month Rule. Distributions from the Former C&S/Sovran Plan Accounts corresponding to the Participant's "Prior Sovran Employer Account" and "Prior Sovran Restricted Stock Account" under the C&S/Sovran Plan are subject to the 24 Month Rule of Section 7.2(b)(iii). (The 24 Month Rule should cease to apply by approximately July 1, 1993, as employer contributions to these Accounts ceased upon the July 1, 1991 merger of the "Prior Sovran Plan" into the C&S/Sovran Plan.)

                   (iv)  Prior Sovran After-Tax Matched Account:
               Contribution Suspension Rule. If a Distribution from the Former C&S/Sovran Plan Account corresponding to the Participant's "Prior Sovran After-Tax Matched Account" under the C&S/Sovran Plan is made from employee contributions that have been held in the Account for less than twenty-four (24) months preceding the month of the Distribution, the Participant's Pre-Tax Employee Contributions shall be suspended, beginning on the first day of the payroll period following the date of the withdrawal, for a period of six (6) months. (Distributions after approximately July 1, 1993 should not require suspension, as employee contributions to these Accounts ceased with the July 1, 1991 merger of the "Prior Sovran Plan" into the C&S/Sovran Plan.)





                                        lxxvii







               (d)  Distributions for Financial Hardship.
               (1)  General.  A Participant who has a Financial Hardship

          (as hereinafter defined) may receive a Distribution from such of the Participant's Accounts (if any) that are listed in Section

          7.2(a) as distributable pursuant to this Section 7.2(d). The following restrictions and rules shall apply, however, to

          Distributions pursuant to this Section 7.2(d) from the following Former C&S/Sovran Plan Accounts:

                    (i) ESOP Matching Account: Investment Trust Requirement and Service Requirement. A Distribution from the Former C&S/Sovran Plan Account corresponding to the Participant's "ESOP Matching Account" under the C&S/Sovran Plan may not be made until both of the following requirements have been satisfied:

                    Investment Trust Requirement. The Account must have been transferred from the ESOP Trust to the Investment Trust. (This transfer may not occur until the Participant has attained fifty-five (55) years of age; see Section 11.6 of the Plan.) If the Account is divided between the Trusts, the Distribution may be made only from the portion of the Account held in the Investment Trust.

                    Service Requirement. The Participant must have completed one hundred twenty (120) Months of Service. For such purpose, the Participant's Months of Service for time before January 1, 1993 shall be deemed to be the Participant's "Years of Benefit Service" (expressed as months) determined as of December 31, 1992 under Section 5.02 of the C&S/Sovran Plan.

                   (ii) Prior Sovran After-Tax Matched Account, Prior Sovran Employer Account and Prior Sovran Restricted Stock Account: While 24 Month Rule or Contribution Suspension Rule Applies. The 24 Month Rule of Section 7.2(b)(iii) of the Plan restricts Distributions pursuant to Section 7.2(c) of the Plan from Former C&S/Sovran Plan Accounts corresponding to "Prior Sovran Employer Accounts" and "Prior Sovran Restricted Stock Accounts" under the C&S/Sovran Plan. (See Section 7.2(c)(iii) of the Plan.) Distributions pursuant to
               Section 7.2(c) of the Plan from Former C&S/Sovran Accounts corresponding to "Prior Sovran After-Tax Matched Accounts" under the C&S/Sovran Plan may require a suspension of Pre-Tax Employee Contributions under lxxviii







               the "Contribution Suspension Rule" of Section
               7.2(c)(iv) of the Plan.

                    While the 24 Month Rule or the Contribution
               Suspension Rule applies to Distributions from these Accounts pursuant to Section 7.2(c) of the Plan, the Participant's "Financial Hardship" shall include -- in addition to situations described in subparagraphs (A) through (E) of Section 7.2(d)(2) below -- the following:

                    the imposition of or threatened imposition of a federal or state tax levy for failure or alleged failure to pay any tax;

                    major improvements or repairs to the
                    Participant's primary residence, other than non-essential improvements or repairs; and

                    education of the Participant or the
                    Participant's spouse, children or dependents
                    (as defined in Section 152 of the Code).

                    The expanded definition of Financial Hardship
               provided above shall apply solely for purposes of making Financial Hardship Distributions from the actual amounts that are restricted by the 24 Month Rule or the Contribution Suspension Rule. Therefore, the expanded definition does not apply for purposes of making Financial Hardship Distributions from any other amounts credited to these Accounts, or from any other Accounts. (Since these Account restrictions will expire by approximately July 1, 1993, the expanded definition will cease to apply at that time.)

               (2) Conditions for Financial Hardship. To receive a Financial Hardship Distribution the Participant must establish to the Committee's satisfaction (i) the existence of the Financial Hardship and (ii) the necessity of a Distribution to satisfy the

          Financial Hardship, and in such regard the Participant shall provide the Committee with such pertinent information as the

          Committee may request. For purposes of this Section 7.2, a Participant's "Financial Hardship" means:

                    (A) expenses for medical care described in Sec-tion 213(d) of the Code previously incurred by the Par-ticipant or the Participant's spouse or dependents (as defined in Section 152 of the Code), or amounts necessary for them to obtain such medical care;

                                        lxxix







                    (B)  the payment of tuition and related
               educational fees (but not room and board expense) for the next twelve (12) months of post-secondary education for the Participant or the Participant's spouse, children or dependents;

                    (C)  costs directly related to the purchase
               (excluding mortgage payments) of a principal residence for the Participant;

                    (D) payments needed to prevent the Participant's eviction from the Participant's principal residence or the foreclosure on the mortgage on that principal residence; or

                    (E) an immediate and heavy financial need of the Participant caused by or resulting from accident, illness, death, educational, housing or shelter requirements or other economic adversity that the Committee determines to be a financial hardship.
          To establish that the Distribution is necessary to satisfy the

          Financial Hardship, the Participant must demonstrate to the Committee's satisfaction that the amount of the requested

          Distribution will not exceed the amount necessary to satisfy the Financial Hardship. In the case of a Distribution from a Pre-Tax

          Employee Contribution Account, the Participant must:
                    (1)  comply with the penalty for Financial
               Hardship Distributions described in Section 7.2(e); or

                    (2) certify in writing to the Committee that the Financial Hardship cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by reasonable liquidation of the Participant's assets (to the extent such liquidation would not itself cause Financial Hardship), (iii) by ceasing Compensation reductions under the Plan, (iv) by other distributions or nontaxable loans available under any plan (including the Plan) maintained by any Affiliated Group member or other employer, or (v) by borrowing from commercial sources on reasonable commercial terms.

               The following restrictions apply to the Participant's

          Pre-Tax Employee Contribution Account:
                    (I) No Other Accounts Available. A Financial Hardship Distribution from the Pre-Tax Employee
               Contribution Account shall not be permitted to the


                                         lxxx







               extent that the Participant may receive a Distribution from any other Account.

                   (II) No Post-1988 Earnings. A Financial Hardship Distribution from the Pre-Tax Employee Contribution Account shall include no earnings allocated to the Account for periods of time beginning on or after January 1, 1989 (including earnings under the Texas Plan or C&S/Sovran Plan prior to their merger into the
               Plan).

               A Distribution under this Section 7.2(d) may be made only to the extent necessary to satisfy the Financial Hardship. The

          Committee, however, may permit Financial Hardship Distributions under this Section 7.2(d) to include some or all of the amounts necessary for the Participant to pay the federal, state or local income taxes or penalties reasonably anticipated to result from the Distribution. In such regard, the Committee may from time to time limit the amounts that may be included in the Financial

          Hardship Distribution for taxes to amounts payable under (i) one or more specific types of taxes (for example, any ten percent

          (10%) additional tax imposed by Section 72(t) of the Code) or
          (ii) one or more specific methods of tax payment (for example,

          any federal income taxes withheld by Code mandate rather than by Participant election).

               All Distributions under this Section 7.2(d) shall comply with all applicable Code provisions, including those of Section

          401(k) of the Code regarding distributions from Pre-Tax Employee Contribution Accounts on account of "hardship." Any Distribution under this Section 7.2(d) shall be made in a single cash payment as provided in Section 7.4 as soon as administratively feasible after the Committee's determination of the existence of a Financial Hardship and the necessity of a Distribution to satisfy the Financial Hardship.
               (e)  Penalty for Certain Financial Hardship Distributions.

          The following restrictions shall apply to a Participant who receives a Financial Hardship Distribution from the Participant's

          Pre-Tax Employee Contribution Account and fails to make the lxxxi







          written certification to the Committee described in subparagraph
          (2) of Section 7.2(d)(2) of the Plan:

                    (i)  Contribution Suspension.  Article IV
               Compensation reductions and related Pre-Tax Employee Contributions for the Participant shall be suspended for the twelve (12) month period following receipt of the Distribution, and the Participant's elective and employee contributions to any other qualified and non-qualified plans (other than health or welfare plans) maintained by any Affiliated Group member shall also be suspended for such period.

                   (ii) Reduction of $7,000 Limitation. The maximum amount of Pre-Tax Employee Contributions permitted by
               Section 5.4(a)(i) for the Participant's taxable year that follows the taxable year of the Distribution shall be reduced by the amount of the Participant's Pre-Tax Employee Contributions (if any) for the taxable year of the Distribution.

               (f) Distributions after Age Fifty-Nine and One-Half (591/2). A Participant who has attained age fifty-nine and one-half (591/2)

          may at his or her election withdraw all or any portion of such of the Participant's Accounts (if any) that are listed in Section

          7.2(a) as distributable pursuant to this Section 7.2(f). The following restriction shall apply, however, to Section 7.2(f)

          Distributions from the following Accounts:
               Matching Contribution Account and Pre-1993 Stock/Thrift Plan Matching Contribution Account: 100% Vesting Requirement. Distributions from a Participant's Matching Contribution Account and Pre-1993 Stock/Thrift Matching Contribution Account may not be made before the Participant is fully (100%) Vested in the Accounts.

               SECTION 7.3.   DISTRIBUTIONS FOLLOWING A PARTICIPANT'S

          SEPARATION FROM SERVICE.
               (a)  Distributions to Participants.  Following a

          Participant's separation from Service, Distribution of the Vested shares of NationsBank Employer Stock and all other Vested amounts credited to the Participant's Accounts as of the Valuation Date at the end of the Valuation Period during which the Participant's separation from Service occurs shall be made as soon as practicable following the last day of such Valuation Period. If lxxxii







          the Participant's total Vested interest in the Plan at the time of Distribution exceeds three thousand five hundred dollars

          ($3,500), however, Distribution to the Participant may not be made without the Participant's consent before the date on which the Participant attains seventy and one-half (701/2) years of age. (See Section 7.1(b) of the Plan.) A Participant whose

          Distribution is deferred pursuant to the provisions of the preceding sentence and who has not returned to Service may elect to receive Distribution as soon as practicable following the end of any Valuation Period during which the Participant provides written notice to the Committee to that effect in accordance with procedures prescribed by the Committee. Distribution during the lifetime of a Participant shall be made only to or for the benefit of the Participant.

               (b) Distributions to Beneficiaries. If a Participant dies before Distribution of Participant's entire Vested interest in the Participant's Accounts has been made, Distribution of the remaining Vested amounts in the Participant's Accounts shall be made as soon as practical to the Beneficiary of the Participant. The Beneficiary may elect a later commencement date, however, if the Beneficiary is entitled to do so under the provisions of
          Article 16 of the Plan.  (See Section 16.3(d)(1) of the Plan and

          the related C&S/Sovran Plan Supplement to the Plan regarding Distributions to certain Beneficiaries of Participants who participated in the C&S/Sovran Plan.) If the Beneficiary is eligible to, and does, defer Distribution, payment must commence when and as provided in the applicable provisions of Article 16.
               If the Beneficiary of a deceased Participant survives the

          deceased Participant but dies before Distribution to the Beneficiary has been made, then Distribution shall be made as soon as practical to such Beneficiary's estate.
               (c)  Method of Distribution.  The method of Distribution

          from a Participant's Accounts pursuant to this Section 7.3 shall be as provided in Section 7.4 of the Plan.



                                       lxxxiii







               SECTION 7.4.  RULES REGARDING DISTRIBUTIONS.
               (a)  Methods of Distribution.  The method of Distribution

          from a Participant's Accounts (to the extent Vested) shall be made as follows:

                    (i)  Basic Form.  Except as otherwise provided in
               Section 7.2(d)(2) of the Plan (requiring Financial Hardship Distributions to be made in cash) or Article XVI of the Plan (regarding prior methods of payment under certain merged defined contribution plans), the method of Distribution shall be a single lump sum consisting of cash and/or shares of NationsBank Common Stock as hereinafter provided. The methods of Distribution provided in Article XVI include (A) with respect to certain Former Texas Plan Accounts, the methods described or provided for in Section 16.2(d) of the Plan and the related Texas Plan Supplement to the Plan and (B) with respect to certain Participants who participated in the "Prior Sovran Plan" that merged into the C&S/Sovran Plan on July 1, 1991, the installment method of payment as described or provided for in Section 16.3(d) of the Plan and the related C&S/Sovran Plan Supplement to the Plan.

                   (ii) Account Not Invested in NationsBank Employer Stock. Distribution from an Account, other than the portion thereof invested in NationsBank Employer Stock, shall be made in cash. (An Account is invested in NationsBank Employer Stock to the extent that the Account is invested in the NationsBank Common Stock Fund of the Investment Trust or is held in the ESOP Trust.)

                  (iii) Account Invested in NationsBank Employer Stock. Distribution from the portion of an Account that is invested in NationsBank Employer Stock shall be made in cash or in shares of NationsBank Common Stock, according to the recipient Participant or Beneficiary's election, provided that:

                    If Distribution is being made from multiple
                    Accounts invested in NationsBank Employer Stock, the recipient's election to receive cash or NationsBank Common Stock (as the case may be) must apply to the entire NationsBank Employer Stock investment of all the Accounts.

                    If the recipient does not make a timely election, the Distribution shall be made in cash if the Participant's total Vested interest in the Plan does not exceed three thousand five hundred lxxxiv







                    dollars ($3,500), or in shares of NationsBank
                    Common Stock if the total Vested interest exceeds that amount.

                    Fractional shares of NationsBank Common Stock shall always be distributed in cash, except as provided in Section 7.4(b) (regarding the Distribution of NationsBank Common Stock by a transfer to the Dividend Reinvestment Plan).

                    A Distribution for Financial Hardship pursuant to
                    Section 7.2(d) shall be made in cash.

               (b) Distribution of NationsBank Common Stock. When a Distribution of shares of NationsBank Common Stock is being made with respect to a Participant's Account, the Trustee of the Trust holding such shares shall cause a certificate to be issued in the name of the Participant (or Beneficiary in the case of a deceased Participant) for the appropriate number of shares as soon as practicable following the end of the Valuation Period to which such Distribution relates. In lieu of the certificate, the

          Participant (or Beneficiary) may, in accordance with procedures established by the Committee for such purpose, direct the Trustee to cause said shares (including any fractional share included in the Distribution) to be transferred and distributed to the

          Dividend Reinvestment Plan for an account in the name of the Participant (or Beneficiary) under the Dividend Reinvestment

          Plan.
               (c)  Conversion or Redemption of NationsBank Preferred

          Stock. Prior to the Distribution or transfer of an Account from the ESOP Trust, the ESOP Trustee shall convert to NationsBank

          Common Stock any shares of NationsBank Preferred Stock held in the Account that are subject to the Distribution or transfer.

          (See Section 11.1(b) of the Plan for the Accounts held under the ESOP Trust.) If, however, such conversion would result in the

          Fair Market Value of the NationsBank Common Stock received being less than the "Conversion Price" (as defined in the Restated

          Articles of Incorporation referenced below) of the NationsBank Preferred Stock surrendered at the time of such conversion, then lxxxv







          the ESOP Trustee shall exercise the right of redemption granted to the holder of the NationsBank Preferred Stock by the Restated

          Articles of Incorporation of NationsBank Corporation, such that the Fair Market Value of the NationsBank Common Stock received in redemption is not less than the said "Conversion Price" of the NationsBank Preferred Stock surrendered.

               (d) Sale of NationsBank Common Stock. If a Distribution from the portion of an Account that is invested in NationsBank

          Employer Stock is to be made in cash, then shares of the NationsBank Common Stock credited to the Account (which for certain Accounts may include shares of NationsBank Common Stock resulting from a conversion or redemption of NationsBank

          Preferred Stock) shall be sold and the net proceeds received from such sale shall be paid in the Distribution.

               SECTION 7.5.   FACILITY OF PAYMENT.
               (a)  Payments to or for the Benefit of Minors or

          Incompetents. In the event that any amount becomes payable under the provisions of the Plan to a Participant, Beneficiary or other person who is a minor or an incompetent, whether or not declared incompetent by a court, such amount may be paid by the Trustee directly to the minor or incompetent person or to such person's fiduciary (or attorney-in-fact in the case of an incompetent) as the Committee, in its sole discretion, may decide, and neither the Committee nor the Trustee shall be liable to any person for any such decision or any payment pursuant thereto.
               (b)  Unclaimed Accounts.  If the Committee is unable after a reasonable period of time, as determined by the Committee, to locate the Participant or Beneficiary to whom an Account is distributable, the Committee may direct that such Account shall be forfeited and all liability for the payment thereof shall terminate. In the event that a valid Claim is made by or on behalf of a Participant or Beneficiary for the forfeited Account,

          the liability for the payment of the Account shall be reinstated subject to any adjustment which shall be appropriate on account lxxxvi







          of any prior reinstatement made in accordance with this Section
          7.5(b).

               SECTION 7.6.   SPENDTHRIFT CLAUSE.
               (a)  General.  Except to the extent required by law, none of the benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of any Participant,

          Beneficiary or other person or entity entitled to receive the payment(s) of benefits hereunder or to any legal process by any creditor of any Participant, Beneficiary or such other person or entity. No Participant, Beneficiary or other person or entity entitled to benefits hereunder shall have any right to alienate, commute, anticipate or assign any of the benefits, payments,

          proceeds or distributions under the Plan. Not in limitation of the foregoing, the preceding restrictions of this Section 7.6(a)

          apply to the claims of the creditors of any Participant (or other person who is entitled to benefits hereunder) who is insolvent or in bankruptcy.
               (b)  Qualified Domestic Relations Order.  The restrictions of Section 7.6(a) of the Plan shall apply to the creation, assignment or recognition of the right to any benefit payable with respect to a Participant pursuant to a domestic relations order other than a Qualified Domestic Relations Order.

          Distributions from the Trusts shall be made in accordance with Qualified Domestic Relations Orders, and the Committee shall establish reasonable procedures to determine whether domestic relations orders are Qualified Domestic Relations Orders and to administer distributions from the Trusts under Qualified Domestic Relations Orders in accordance with the Act and the Code. Not in limitation of the foregoing, the Committee in its discretion may treat domestic relations orders entered before January 1, 1985 as

          Qualified Domestic Relations Orders as permitted by the Act and the Code. Distribution from the Trusts to an alternate payee under a Qualified Domestic Relations Order may be made before the Participant has separated from Service or attained the "earliest retirement age" (within the meaning of Section 414(p) of the lxxxvii







          Code) if the Qualified Domestic Relations Order specifies Distribution at that time or permits an agreement between the

          Committee and the alternate payee to authorize Distribution at that time.

               SECTION 7.7.   BENEFICIARY OF DECEASED PARTICIPANT.
               (a)  Designation of Beneficiary by Participant.  Each

          Participant may from time to time designate the person(s) or entity(ies) who shall be the Participant's Beneficiary. A

          Participant may from time to time change the Participant's said designation of Beneficiary, and upon any change, any previously designated Beneficiary's right to receive any benefit under the Plan shall terminate. In order to be effective, any designation or change of designation of a Beneficiary by a Participant must be made on a form furnished by the Committee, signed by such

          Participant and received by the Committee while such Participant is alive. Notwithstanding the foregoing, in the case of a

          Participant who has at least one Hour of Service on or after August 23, 1984, if the Participant is married at the time of the

          Participant's death and is survived by the spouse of that mar-riage, then such spouse shall be the Participant's Beneficiary notwithstanding any other designation by such Participant unless:
                    (i)  such spouse (or such spouse's legal
               guardian, if such spouse is incompetent) consents in writing to the designation of a person(s) or entity(ies) other than such spouse as the Beneficiary and such spouse's consent acknowledges the effect of such designation and is witnessed by a notary public; or

                   (ii) it is established to the satisfaction of the Committee or other Plan representative that such consent cannot be obtained because such spouse cannot be located or because of such other circumstances as may be prescribed by applicable Code regulations.

          The consent of a spouse, or establishment that the consent of the spouse may not be obtained, shall be effective only with respect to that spouse.



                                       lxxxviii







               (b) Other Designated Beneficiaries. If a Participant dies with no Beneficiary designation in effect (for example, because the Participant never designated a Beneficiary, or revoked a Beneficiary designation without executing a new Beneficiary designation), or if a Participant dies without being survived by any Beneficiary designated in the designation in effect at the time of the Participant's death, the Participant's Beneficiary shall be as follows:

                    (i)  If the Participant is survived by the
               Participant's spouse, the surviving spouse shall be the Participant's Beneficiary.

                   (ii)  If the Participant is not survived by
               the Participant's spouse, the Participant's estate shall be the Participant's Beneficiary. If, however, the Committee in its discretion determines that it is not administratively feasible for the Participant's estate to be the Beneficiary (for example, because of no estate administration), then the Committee may direct the Trustees to distribute the amount payable under the Plan with respect to the Participant's Accounts to or among the Participant's descendants (including adopted descendants) and/or other heirs at law in such proportions (including the total exclusion of up to all but one of such persons) as the Committee shall determine in its discretion.

                                     ARTICLE VIII
                                     FIDUCIARIES

               SECTION 8.1. GENERAL. NationsBank Corporation, acting through the Committee, the Compensation Committee and the Board

          of Directors, shall be the Administrator of the Plan within the meaning of said term as used in the Act. The following named fiduciaries shall have the authority to control and manage the operation of the Plan (including without limitation the Trusts that are part of the Plan) within their designated areas of responsibility:

                    (i)  the Committee;

                   (ii)  the Compensation Committee;

                  (iii)  the ESOP Trustee;

                                        lxxxix







                   (iv)  the Investment Trustee; and

                    (v)  the Board of Directors.

               SECTION 8.2.   ALLOCATION OF RESPONSIBILITIES.
               (a)  The Committee.  The Committee shall be the general

          administrator of the Plan and shall have complete responsibility for the operation and administration of the Plan, including those powers and duties set forth in Section 9.3 of the Plan, but excluding those areas of responsibility specifically or by necessary implication allocated in the Plan to the other named fiduciaries.

               (b) The Compensation Committee. The Compensation Committee shall have responsibility for the amendment and the termination of the Plan and Trusts to the extent provided in Article XIII of the Plan, and the performance of such other duties specifically or by necessary implication allocated to the Compensation Committee in the Plan.

               (c) The Trustees. Each Trustee shall have responsibility for the management and control of the assets of the Trust under which the Trustee serves as such and for the financial information regarding the assets of such Trust or any Account invested therein (including the valuations thereof) requested by, or required to be furnished to, the Committee, the Compensation

          Committee, the Board of Directors or any regulatory authority. The Trustees shall not be responsible for information with respect to the age, employment, compensation or eligibility for participation or benefits of Employees or their Beneficiaries.

          Each Trustee shall be responsible for Distributions from the Trust under which the Trustee serves as such in accordance with the instructions of the Committee and for the performance of such other duties specifically or by necessary implication allocated to such Trustee in the Plan.
               (d)  The Board of Directors.  The Board of Directors shall have responsibility for the amendment of the Plan to the extent provided in Article XIII of the Plan.


                                          xc







               (e) Agents. Except as otherwise provided under the Act, any fiduciary hereunder may delegate to one or more agents its power, authority and responsibility with respect to the performance of one or more of the duties specifically or by necessary implication allocated to such fiduciary in the Plan; provided, however, no fiduciary hereunder may designate an agent to carry out its duties with respect to the management and control of the assets of the Trust. Designation by a fiduciary hereunder of such an agent shall be by written instrument stating that such person has fiduciary responsibility with respect to the specified duties entrusted to such person, which written instrument shall be delivered to such agent and returned to such fiduciary bearing the written acknowledgment by such agent that such agent is a fiduciary with respect to the Plan. Any person may serve in more than one agency capacity hereunder if so appointed.

               (f) Limitation of Liability. No fiduciary hereunder shall be liable for any act or omission of any other fiduciary hereun-

          der (including the agent of a named fiduciary) in connection with the performance of the duties specifically or by necessary implication allocated to such other fiduciary (or such agent) in (or pursuant to) the Plan except to the extent that such fiduciary cannot be relieved of such liability under the Act.
               SECTION 8.3.   RESTRICTIONS.  No fiduciary hereunder shall

          exercise any power, make any investment, engage in any act or transaction or take any other action whatever which shall cause or result in:
                    (i) the Plan's losing its status as a qualified plan under the Code;

                   (ii) a Trust's losing its status as a trust exempt from taxation under the Code; or

                  (iii)  the Plan's engaging in any transaction
               prohibited by the Act.





                                         xci







                                      ARTICLE IX
                                      COMMITTEE

               SECTION 9.1. GENERAL. The Committee shall consist at any time of those individuals who are serving at such time as the members of the NationsBank Corporation Corporate Benefits Committee. The Secretary of the Committee shall keep the

          Trustees notified by written notice of the current membership of the Committee, its officers and agents, and shall furnish the

          Trustees a certified signature card for the Secretary of the Committee, and, for all purposes hereunder, the Trustees shall be conclusively entitled to rely upon such certified signature.
               SECTION 9.2.   ORGANIZATION OF COMMITTEE.  The Chairman of

          the NationsBank Corporation Corporate Benefits Committee shall serve as the Chairman of the Committee. The Committee may appoint such other Committee officers, and such agents (which agents need not be members of the Committee), as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and authority, whether ministerial or discretionary, as the Committee may deem expedient or appropriate. The compensation of such agents shall be fixed by the Committee within limits set by the Board of Directors. The Committee shall act by majority vote and may adopt such bylaws as it deems desirable for the conduct of its affairs. Its members shall serve as such without compensation. Any document required to be filed with, or any notice required to be given to, the Committee will be properly filed or given if mailed or delivered to the Secretary of the Committee in care of a Partici-pating Employer. Notwithstanding anything to the contrary con-

          tained herein, no member of the Committee shall have any right to vote upon or decide any matter relating solely to himself or herself or to any of such member's rights or benefits under the Plan and the Trust; provided, however, such member may sign unanimous written consent to resolutions adopted or other action taken without a meeting.



                                         xcii







               SECTION 9.3.   POWERS OF COMMITTEE.
               (a)  Plan Administration.  The Committee shall have all

          powers necessary to enable it properly to carry out its duties under the Plan.

               (b) Specific Powers. Not in limitation, but in amplifica-tion, of the foregoing, the Committee shall have the duty and power to:
                    (i)  construe and interpret the Plan and to
               determine all questions that shall arise thereunder;

                   (ii)  decide all questions relating to the
               eligibility of persons to participate in the Plan and to receive benefits under the Plan;

                  (iii) establish rules and procedures relating to any Participant elections under the Plan, including Compensation reduction elections under Article IV of the Plan, Distribution elections under Article VII of the Plan, and investment elections under Section 11.6 and Article XII of the Plan;

                   (iv)  ensure that contributions (and the
               allocations thereof) do not exceed the limitations thereon set forth in the Plan;

                    (v) authorize all disbursements by the Trustees except for the ordinary expenses of administration of the Trusts by written instructions signed by the Secretary of the Committee, which such written directions shall give full details as to amount and manner of the disbursement;

                   (vi) ensure that Distributions comply with the provisions of Article VII and Article XVI of the Plan;

                  (vii) determine whether the Plan is Top-Heavy and, if so, ensure that the resulting requirements of
               Article XV of the Plan are satisfied;

                 (viii) take any action necessary or appropriate to implement any provision of Article XVI of the Plan;

                   (ix) with respect to any Participant who is or may become subject to the reporting and short-swing profit recovery provisions of Section 16 of the Securities Exchange Act of 1934, take any action necessary or appropriate to ensure that any transaction with respect to the portion of the Participant's Accounts invested xciii







               in NationsBank Employer Stock complies with all applicable conditions of Rule 16b-3 promulgated under
               Section 16 (or its successor), including modifying or limiting the Participant's elections under Article IV,
               Article VII, Article XI or Article XII of the Plan that directly or indirectly affect Account investments or other transactions in NationsBank Employer Stock;

                    (x) modify or supplement any Plan accounting method, practice or procedure or any other aspect of the operation or administration of the Plan in such manner and to such extent consistent with and permitted by the Act and the Code that the Committee deems necessary or appropriate to correct errors and mistakes, to effect proper and equitable Account adjustments or otherwise to ensure the proper and appropriate administration and operation of the Plan; and

                   (xi) carry out such other and further specific duties, and exercise such other and further specific powers, authority and discretion, as are elsewhere in the Plan or the Trusts either expressly or by necessary implication conferred upon it.

          Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretive issues within the scope of its authority that arise in connection with the operation and administration of the Plan (including the determination of Claims), and the Committee's exercise of such discretion shall be conclusive and binding upon all persons as long as it is not arbitrary or capricious, except as otherwise provided by law.

               SECTION 9.4. RECORDS OF COMMITTEE. All proceedings, acts and determinations of the Committee shall be duly recorded (in a minute book or other appropriate record) by the Secretary there-of, or under such Secretary's supervision, and all such records,

          together with such other documents and data as may be necessary for the administration of the Plan, shall be preserved in the custody of the Secretary.
               SECTION 9.5.   EXPENSES OF COMMITTEE.  The Committee shall

          be reimbursed by the Participating Employers, or the Participating Employers shall cause to be paid, all expenses xciv







          incurred by the Committee in the performance of its duties under the Plan, including without limitation legal, accounting,

          consulting and other administration expenses. At the option of NationsBank Corporation, such expenses may be paid in whole or in part from the assets of the Trusts or directly by the Participating Employers. Expenses paid directly by the

          Participating Employers shall be borne by the Participating Employers substantially in the same proportion that the

          Compensation paid by each Participating Employer is of the total Compensation paid by all Participating Employers for the Plan

          Year in which such expense is incurred.
                                      ARTICLE X

                                 TRUSTS AND TRUSTEES
               SECTION 10.1   TRUSTS.

               (a) General. All assets of the Plan shall be held in the Trusts forming a part of the Plan and shall be administered for the exclusive benefit of the Participants or their Beneficiaries as provided in this instrument and in the separate Trust Agree-

          ments setting forth the Trusts. The Trusts and their related Trust Agreements shall be a part of the Plan. The Trust

          Agreements for the ESOP Trust and the Investment Trust shall contain such powers and reservations as to investment,

          reinvestment, control, transfer and disbursement of assets and funds and such other terms and provisions not inconsistent with the provisions of the Plan, its nature and purposes, as shall be agreed upon by the Compensation Committee and the Trustee and set forth in the Trust Agreement. The respective Trust Agreements for the ESOP Trust and the Investment Trust shall provide that the Compensation Committee may remove the Trustee at any time upon reasonable notice, that the Trustee may resign at any time upon reasonable notice, and that upon the removal or resignation of the Trustee, the Compensation Committee shall designate and appoint a successor Trustee. Each Trust Agreement shall provide for the periodic valuation of the assets held thereunder. Each

          Trust Agreement may provide for the holding of any or all of its xcv







          Trust assets in one or more ancillary trusts, additional trusts or custodial arrangements established thereunder.

               (b) The ESOP Trust. The assets of the portion of the Plan that is the ESOP shall be held in the ESOP Trust (except as and when its assets are transferred from time to time to the Investment Trust in connection with investment diversification instructions of Participants pursuant to Section 11.6 of the
          Plan), and no other assets of the Plan shall be held in the ESOP

          Trust. In such regard, the Participating Employers shall make all their Matching Contributions to the ESOP Trust, and no Pre-

          Tax Employee Contributions or Rollover Contributions shall be made to the ESOP Trust. The Trust Agreement providing for the

          ESOP Trust shall contain such provisions with respect to Exempt Loans, the voting of the shares of NationsBank Employer Stock held under the ESOP Trust and other matters that are consistent with, or required by, the ESOP's status as a "employee stock ownership plan" within the meaning of Section 407(d)(6) of the Act and Section 4975(e)(7) of the Code.

               (c) The Investment Trust. The assets of the portion of the Plan that is not the ESOP shall be held in the Investment Trust

          (including ESOP Trust assets that are transferred from time to time to the Investment Trust in connection with investment diversification instructions of Participants pursuant to Section
          11.6 of the Plan).  In such regard, all Pre-Tax Employee

          Contributions and Rollover Contributions, but no Matching Contributions, shall be made to the Investment Trust.

               SECTION 10.2. PURPOSE OF TRUSTS. The assets of the Trusts shall be held and administered to provide for the payment of benefits provided for in the Plan. In no event shall the assets of a Trust be paid to, used for or revested in the Participating

          Employers or used for or diverted to any purpose whatsoever other that the exclusive benefit of the Participants or their

          Beneficiaries and the payment of the reasonable administrative expenses of the Plan and such Trust; provided, however:



                                         xcvi







                    (i) In the case of a contribution under the Plan made by the Participating Employers by a mistake of fact, such contribution shall be returned to the Par-ticipating Employers, reduced by any losses attribut-able thereto but without any interest or other incre-ment thereon, as soon as practicable but not later than one (1) year after payment thereof.

                   (ii) Each contribution that is made under the Plan by the Participating Employers is hereby conditioned upon its deductibility by the Participating Employers under Section 404 of the Code. If a Participating Employer contribution is not so deductible, then to the extent such deduction is disallowed such contribution, reduced by any losses attributable thereto but without interest or other increment thereon, shall at the Participating Employers' election be returned to the Participating Employers as soon as practicable but not later than one (1) year after the disallowance of the deduction.

                                      ARTICLE XI
                             INVESTMENT OF THE ESOP TRUST

               SECTION 11.1.  INVESTMENTS OF THE ESOP TRUST.
               (a)  Investments in NationsBank Employer Stock.  The ESOP

          assets will be invested by the ESOP Trustee primarily in NationsBank Preferred Stock or NationsBank Common Stock, as

          directed by the Committee, subject to the ESOP Trustee's determination that such purchase is for not more than "adequate consideration" as defined in Section 3(18) of the Act. The ESOP Trust may also be invested in cash or cash equivalent investments

          (i) for the limited purpose of making distributions to Participants and Beneficiaries, (ii) pending the investment of cash contributions or other cash receipts in NationsBank Employer Stock, (iii) pending use to repay an Exempt Loan, (iv) for the purposes of paying fees and expenses incurred with respect to the ESOP or the ESOP Trust that are not paid for by the Participating

          Employers, or (v) in the form of de minimis cash balances.
               (b)  Participant Accounts Invested in ESOP Trust.  The

          following Participant Accounts shall be held and invested in the ESOP Trust except to the extent such Accounts have been transferred to the Investment Trust for investment thereunder xcvii







          pursuant to Section 11.6 of the Plan (or comparable provision of the C&S/Sovran Plan):

                    (i)  Matching Contribution Accounts; and

                   (ii) Former C&S/Sovran Plan Accounts corresponding to "ESOP Matching Accounts" under the C&S/Sovran Plan.

               (c) ESOP Loan. The ESOP Trustee has incurred Exempt Loans to finance the acquisition of NationsBank Employer Stock (the

          C&S/Sovran Plan Exempt Loans referenced in Section 16.3 of the
          Plan) and may incur one or more Exempt Loans in the future.  Any

          Exempt Loan shall be for a specific term, shall bear a reasonable rate of interest and shall not be payable on demand except in the event of default. The Exempt Loan shall be secured by a pledge of the Financed Shares so acquired. No other assets of the ESOP or the Plan may be pledged as collateral for an Exempt Loan, and no lender shall have recourse against assets of the ESOP or the

          Plan other than any Financed Shares remaining subject to pledge. If the lender is a "party in interest" as defined in the Act, the

          Exempt Loan must provide for a transfer of ESOP assets on default only upon and to the extent of the failure of the ESOP to meet the payment schedule of the Exempt Loan. Any pledge of Financed Shares must provide for the pro rata release of the shares so pledged as payments on the Exempt Loan are made by the ESOP Trustee and such Financed Shares are allocated to Participants'

          Matching Contribution Accounts under Section 5.2(c) and (to the extent applicable) Section 6.1(c) of the Plan.

               (d) Payments on Exempt Loan. Payments of principal and/or interest on any Exempt Loan shall be made by the ESOP Trustee only from Debt Service Matching Contributions under Section 5.2(b) of the Plan to enable the ESOP Trust to repay such Exempt

          Loan, from earnings attributable to such Debt Service Matching Contributions, from any cash dividends received by the ESOP Trust on Financed Shares held in an Exempt Loan Suspense Account, and from any cash dividends received by the ESOP Trust on Financed

          Shares which have been released from an Exempt Loan Suspense xcviii







          Account and have been (or are to be) allocated to Participant Accounts. (See Section 6.1(c) of the Plan.) In the event that the ESOP Trustee is unable to make payments of principal and/or interest on an Exempt Loan when due, the Committee (with the approval of the Board of Directors) may direct the ESOP Trustee to sell any Financed Shares that have not yet been allocated to

          Participant Accounts or to obtain an Exempt Loan in an amount sufficient to make such payments.

               SECTION 11.2. RELEASE OF FINANCED SHARES. Any Financed Shares acquired by the ESOP Trust shall initially be credited to an "Exempt Loan Suspense Account" and shall be released from the Exempt Loan Suspense Account only as payments on the Exempt Loan are made by the ESOP Trustee. The release of Financed Shares from an Exempt Loan Suspense Account shall occur (i) on an annual basis, as of the Valuation Date on the last day of the Plan Year, or (ii) on a semi-annual basis, as of the respective Valuation

          Dates on the last day of the sixth (6th) month and twelfth (12th) month of the Plan Year. The number of Financed Shares released as of such Valuation Date shall be determined as provided in the next paragraph.

               The number of Financed Shares held in the Exempt Loan Suspense Account (immediately before the release of Financed

          Shares on such Valuation Date) shall be multiplied by a fraction. The numerator of the fraction shall be the amount of principal and interest paid on the Exempt Loan for the Plan Year then ended (if the release occurs annually) or for the semi-annual period then ended (if the release occurs semi-annually). The denominator of the fraction shall be the sum of the numerator plus the aggregate projected payments of principal and interest on that Exempt Loan. For this purpose, the interest to be paid in future years is to be computed by using the interest rate in effect as of such Valuation Date. Notwithstanding the foregoing,

          however, if the release occurs semi-annually, the number of Financed Shares released from the Exempt Loan Suspense Account with respect to the entire Plan Year shall not be less than the xcix







          number of Financed Shares that would be released for such Plan Year assuming that the interest to be paid in future years is the interest rate in effect as of the last day of such Plan Year.
               SECTION 11.3.  RIGHT OF FIRST REFUSAL.  At any time when

          NationsBank Common Stock is not Publicly Traded, shares of NationsBank Common Stock distributed by the ESOP Trustee shall be subject to a "right of first refusal." The right of first refusal shall provide that, prior to any transfer of NationsBank

          Common Stock by a Participant receiving a Distribution, the NationsBank Common Stock must first be offered for purchase in writing to NationsBank Corporation, and then, if refused by NationsBank Corporation, to the ESOP Trustee, at the NationsBank

          Common Stock's then Fair Market Value. For this purpose, a bona fide written offer from an independent and unrelated buyer shall be deemed to be the Fair Market Value of the NationsBank Common Stock. NationsBank Corporation and the ESOP Trustee shall have fourteen (14) days to exercise their rights of first refusal on the same terms offered by an independent and unrelated buyer.

          NationsBank Corporation may require that a Participant (or Beneficiary) entitled to a distribution of NationsBank Common

          Stock under the Plan execute an appropriate stock transfer agreement which recognizes and includes the terms of the right of first refusal prior to receiving a Distribution of NationsBank Common Stock.

               Shares of NationsBank Employer Stock held or NationsBank Common Stock distributed by the ESOP Trustee may include such legend restrictions on transferability as NationsBank Corporation may reasonably require in order to assure compliance with applicable federal and state securities laws and legend restrictions reflecting the right of first refusal described in this Section. Aside from the restrictions described herein, no shares of NationsBank Employer Stock may be subject to restrictions on transferability or call options, except to the extent that a Participant may agree to place restrictions upon



                                          c







          any shares of NationsBank Common Stock which he or she is entitled to receive from the ESOP Trust.

               The provisions of this Section shall apply only to shares of NationsBank Employer Stock held or NationsBank Common Stock distributed by the ESOP Trustee during any period when such shares are not Publicly Traded and shall continue to apply even if the Plan ceases to be an employee stock ownership plan under
          Section 4975(e)(7) of the Code.

               The ESOP may not obligate itself to acquire NationsBank Employer Stock from a particular security holder at an indefinite time determined upon the happening of an event such as the death of the holder.

               SECTION 11.4.  PUT OPTION.  During any period when
          NationsBank Common Stock is not Publicly Traded, NationsBank

          Corporation shall issue a put option to any Participant receiving a Distribution of NationsBank Common Stock from the ESOP Trust.

          The put option shall permit the Participant to sell such distrib-uted NationsBank Common Stock to NationsBank Corporation at any

          time during two option periods, at the Fair Market Value at the date of exercise of the option. The first put option period shall be a period of at least sixty (60) days beginning on the date of distribution of NationsBank Common Stock to the

          Participant. The second put option period shall be a period of at least sixty (60) days beginning after the next determination of the Fair Market Value of NationsBank Common Stock by the ESOP Trustee through independent appraisal (and notice to the Partici-

          pant) in the Plan Year following the distribution.
               NationsBank Corporation may permit the ESOP Trustee to

          purchase NationsBank Common Stock tendered to NationsBank Corporation under a put option. The payment for NationsBank

          Common Stock sold pursuant to a put option shall be made in a lump sum within thirty (30) days of exercise of the put option or in substantially equal, annual installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance and with the provision of ci







          adequate security for the installment payments. Installment payments made pursuant to the preceding sentence shall commence within thirty (30) days of exercise of the put option.
               For the purposes of this Section, Fair Market Value of the

          NationsBank Common Stock shall be determined on the Valuation Date preceding or coinciding with the date of exercise of the put option.
               NationsBank Corporation or the ESOP Trustee may offer to

          purchase any shares of NationsBank Common Stock (which are not sold pursuant to a put option) from any Participant at any time.

               The provisions of this Section shall apply only to shares of NationsBank Common Stock held or distributed by the ESOP Trustee during any period when the shares are not Publicly Traded and shall continue to apply even if the ESOP ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.
               SECTION 11.5.  TRANSACTION WITH DISQUALIFIED PERSON.  In the

          case of any purchase or sale of NationsBank Employer Stock between the ESOP and a disqualified person described in Section

          4975(e)(2) of the Code, the value of the NationsBank Employer Stock shall be determined as of the date of the transaction. For all other purposes under the ESOP the value of NationsBank Employer Stock shall be determined as of the most recent

          Valuation Date under the Plan.
               SECTION 11.6.  TRANSFER ELECTION TO INVESTMENT TRUST.

               (a)  General.  A Participant who has attained age fifty-five
          (55) and become fully Vested in all Accounts being maintained for the Participant under the Plan may, in accordance with such procedures as the Committee shall establish for such purpose,

          elect to transfer all or a portion of any of the Participant's Accounts being held under the ESOP Trust to the Investment Trust for investment in one or more of the Funds pursuant to Section
          12.5 of the Plan.  (See Section 11.1(b) of the Plan regarding the

          Accounts held under the ESOP Trust.)
               (b)  Implementation of Transfer Elections.  Transfers of

          Accounts from the ESOP Trust to the Investment Trust shall be cii







          made at such regular intervals and otherwise in such manner as the Committee may from time to time prescribe pursuant to Section

          12.5 of the Plan. The procedures established by the Committee must permit transfers from the ESOP Trust to the Investment Trust at least as frequently as is required by Section 401(a)(28) of the Code. In such regard:

                    (i) transfer elections shall be made on a Plan Quarter basis, by no later than the first Plan Quarter in the Plan Year that follows the first Plan Year in which the Participant has met the age and vesting requirements of Section 11.6(a) of the Plan; and

                   (ii) a Participant's transfer election shall be implemented immediately after the end of the Plan
               Quarter in which such election is made.

          Except to the extent otherwise required by Section 401(a)(28) of the Code or permitted by Committee procedures, a Participant's transfer election under this Section 11.6 shall not automatically apply to any contributions subsequently allocated to the Account subject to the election, and new elections must be made to transfer those contributions to the Investment Trust. Any shares of NationsBank Preferred Stock subject to a transfer election shall be converted or redeemed by the ESOP Trustee as provided in

          Section 7.4(c) of the Plan. Any shares of NationsBank Common Stock subject to a transfer election may be netted against contributions or other funds transferred to the ESOP Trust for investment in NationsBank Common Stock, or sold by the ESOP

          Trustee, as the case may be. The net proceeds received by the ESOP Trustee from the disposition of any shares of NationsBank

          Common Stock or NationsBank Preferred Stock subject to the transfer election shall be delivered to the Investment Trustee and invested in the Funds pursuant to the electing Participant's investment designation. In no event may any Participant who has made a transfer election under this Section be entitled to have any amount that has been transferred from the ESOP Trust pursuant to the election subsequently retransferred to, or otherwise invested in, the ESOP Trust.


                                         ciii







                                     ARTICLE XII
                            INVESTMENT OF INVESTMENT TRUST

               SECTION 12.1. INVESTMENTS OF THE INVESTMENT TRUST. All of the assets of the Investment Trust shall be held, administered and invested in the separate Funds as described or provided for in this Article; provided, however:

                    (i) Any Investment Trust asset representing a loan to a Participant that was made under a defined contribution plan prior to its merger or consolidation with the Plan shall be held and administered as a segregated, earmarked investment for the Account(s) of the Participant that funded said loan if the loan was being so administered under the prior defined contribution plan. (See Sections 16.2(b)(2) and 16.3(b)(3) of the Plan regarding loans under the Texas Plan and C&S/Sovran Plan.)

                   (ii) Former Texas Plan Accounts that were subject to individual investment direction in accordance with instructions made before July 1, 1988 under Section 5.3 of the Texas Plan shall be invested in segregated, earmarked investments. (See Section 16.2(b)(1) of the Plan.)

          On January 1, 1993, the Funds are the NationsBank Common Stock Fund described in Section 12.2 of the Plan and the Balanced Fund,

          Equity Fund and Stable Capital Fund described in Section 12.3 of the Plan. From time to time after January 1, 1993, the

          Compensation Committee may add, delete, change or otherwise modify the number and types of Funds as provided in Section 12.4.

               SECTION 12.2.  NATIONSBANK COMMON STOCK FUND.
               (a)  Investment of Fund.  The assets of the NationsBank

          Common Stock Fund shall consist solely of NationsBank Common Stock except to the extent such assets consist temporarily of cash from the sale of shares of NationsBank Common Stock pending Distributions to Participants. All dividends received on shares of NationsBank Common Stock credited to an Account that is invested in the NationsBank Common Stock Fund shall be reinvested in NationsBank Common Stock pursuant to the Dividend Reinvestment Plan and credited to such Account.



                                         civ







               (b) Purchases and Transfers of NationsBank Common Stock. Purchases and transfers of NationsBank Common Stock shall be subject to the following rules:
                    (i) Any transfers of NationsBank Common Stock from the NationsBank Common Stock Fund (to reflect Distributions and investment transfers from the NationsBank Common Stock Fund) shall, subject to the provisions of subparagraphs (iii), (iv) and (v) below, be accomplished by the Plan's selling such NationsBank Common Stock on the open market, and the sale price to be credited to such NationsBank Common Stock shall be the actual net sale price received by the Plan for such NationsBank Common Stock.

                   (ii) Any transfers of NationsBank Common Stock to the NationsBank Common Stock Fund (to reflect contributions, Participant loan repayments, and investment transfers to the NationsBank Common Stock
               Fund) shall, subject to the provisions of subparagraphs
               (iii), (iv) and (v) below, be accomplished by the Plan's purchasing such NationsBank Common Stock on the open market, and the cost basis to be credited to such incoming funds shall be the actual purchase price paid by the Plan for such NationsBank Common Stock. If, however, the Fair Market Value of the NationsBank Common Stock to be purchased equals or exceeds the book value of the NationsBank Common Stock as of the date of the proposed purchase, then NationsBank Corporation by providing prior notice to the Investment Trustee, may direct that part or all of such NationsBank Common Stock be purchased from NationsBank Corporation at the Fair Market Value as of the date of purchase from NationsBank Corporation.

                  (iii) Certain transfers from the NationsBank Common Stock Fund may be netted against certain other transfers to the NationsBank Common Stock Fund using the Fair Market Value of NationsBank Common Stock as of the applicable Valuation Date (or other applicable interim date when such transactions are netted together).

                   (iv) If particular transfers to and from the NationsBank Common Stock Fund are netted against one another as provided in subparagraph (iii) above, then to the extent that such transfers from the NationsBank Common Stock Fund exceed such transfers to such Fund as of a Valuation Date (or other applicable date), the net excess NationsBank Common Stock shall be sold by the Plan on the open market as provided in subparagraph (i)


                                          cv







               above, and the sale price to be credited to such outgoing funds shall be the actual net sale price received by the Plan for such excess NationsBank Common Stock.

                    (v)  If particular transfers to and from the
               NationsBank Common Stock Fund are netted against one another as provided in subparagraph (iii) above, then to the extent that such transfers to the NationsBank Common Stock Fund exceed such transfers from such Fund as of a Valuation Date (or other applicable date), the necessary excess NationsBank Common Stock shall be purchased by the Plan on the open market as provided in, and subject to, the provisions of subparagraph (ii) above, and the cost basis to be credited to such incoming funds shall be the actual purchase price paid by the Plan for such excess NationsBank Common Stock.

          In all events purchases and sales of NationsBank Common Stock shall be made as soon as practicable by the Investment Trustee following receipt of proper directions (and receipt of funds, if applicable) with respect to such transactions.

               SECTION 12.3. BALANCED FUND, EQUITY FUND AND STABLE CAPITAL FUND. The Investment Trust assets comprising the Balanced Fund,

          Equity Fund and Stable Capital Fund shall be invested as follows:
                    (i) Balanced Fund. The investment objective of the Balanced Fund is to allow an opportunity for growth and income through a diversified portfolio of equity securities, debt securities, guaranteed investment contracts and other appropriate investments.
               Therefore, the money and other assets of the Balanced
               Fund may be invested in the types of investments permitted for the Equity Fund as provided in subparagraph (ii) below or the Stable Capital Fund as described in subparagraph (iii) below. In addition, permitted investments for the Balanced Fund include debt obligations (whether short, medium or long term), including debt obligations of, or guaranteed by, the United States of America or its agencies or instrumentalities, including notes, bills, bonds and debentures; corporate debt obligations, including notes, debentures, bonds or mortgages and commercial paper; certificates of deposit, time deposit-open accounts and other interest bearing accounts and deposits in or issued by banks, savings and loan associations and other financial institutions, including the Trustee or any affiliate thereof;
               mortgages and other debt instruments and similar


                                         cvi







               interests in real property; and any other investments of the type and character as more specifically enumerated above in this subparagraph (i). The Balanced Fund's permitted investments also include Participant indebtedness representing "general asset" loans made under the Texas Plan. (See Section 16.2(b)(2) of the Plan.)

                   (ii) Equity Fund. The investment objective of the Equity Fund is long-term growth through capital appreciation. To accomplish that objective, the money and other assets of the Equity Fund shall be primarily invested in common stocks, preferred stocks, and other tangible or intangible property or interests in property, either real or personal (including convertible securities of all types), the income return, if any, of which is not fixed or limited by the terms of the contract, document or instrument creating or evidencing such property; provided, however, money and other assets of the Equity Fund may not be invested in any common stock or other equity-type securities issued by or representing an interest in NationsBank Corporation or its subsidiaries.

                  (iii)  Stable Capital Fund.  The investment
               objective of the Stable Capital Fund is to provide current income commensurate with safety and stability of principal. To accomplish this investment objective, the Stable Capital Fund shall be primarily invested in investments hereinafter described in this subparagraph
               (iii). Investments of the Stable Capital Fund may include debt instruments of the type and kind described in subparagraph (i) for the Balanced Fund, except that such debt obligations shall be short-term and selected with a view to minimal fluctuations in principal value and otherwise primarily on the basis of their income returns consistent with investment quality, but such return need not be fixed or limited. Stable Capital Fund investments may also include guaranteed investment contracts and similar policies and contracts issued by insurance companies that provide for fixed or minimum rates of return during stated periods of time.

          The investment of all or any part of the Balanced Fund, Equity Fund or Stable Capital Fund may be made directly, or indirectly,

          such as through the purchase of shares, units or other participation interests in mutual funds, in common or collective trust funds and pooled investment funds, and other collective investment media. In addition, and notwithstanding any foregoing cvii







          provision of this Section, any assets of a Fund may, pending investment as hereinabove provided for such Fund, be held temporarily either uninvested, in interest bearing bank accounts, in banks certificates of deposit, in interest bearing or discount obligations of the United States government or any agency or instrumentality thereof, or in any other cash equivalent instruments, including without limitation diversified no-load open-end regulated investment companies investing primarily in short-term money market securities.
               SECTION 12.4.  FUND CHANGES AFTER JANUARY 1, 1993.  From

          time to time after January 1, 1993, the Compensation Committee in its discretion may increase or decrease the number of Funds being maintained under the Investment Trust, and in such regard may direct the Investment Trustee to add or terminate specific Funds or modify existing Funds. In any such case, the Compensation Committee shall specify in pertinent detail to the Investment

          Trustee the type(s) of investments permitted for any new or modified Fund. Any such Fund, once established, shall continue until such time as the Compensation Committee in its discretion determines that the Fund should terminate, in which case the

          Investment Trustee shall terminate the Fund and transfer its assets to the other Fund(s) in such proportions as the Investment

          Trustee shall determine, taking into account any Compensation Committee, Committee or Participant investment directions with respect thereto. In determining the type(s) of investments permitted for a particular Fund established pursuant to this

          Section, the Compensation Committee may require that all or a specified portion of such Fund be invested in one or more of the following:
                    (i)  in equity securities, including common
               stocks, preferred stocks, and debt obligations convertible into common stock or preferred stock;

                   (ii) other equity interests, including interests in real estate;




                                        cviii







                  (iii) debt obligations of, or guaranteed by, the United States of America or its agencies or instrumentalities, including notes, bills, bonds and debentures;

                   (iv) corporate debt obligations, including notes, debentures, bonds and commercial paper;

                    (v)  debt obligations in or issued by banks,
               savings and loan associations and other financial institutions, including any Trustee or affiliate thereof, certificates of deposit and other interest bearing accounts and deposits;

                   (vi) guaranteed investment contracts and similar policies and contracts issued by insurance companies that provide for fixed or minimum rates of return during stated periods of time; and

                  (vii) other debt obligations and other investments of the type or character described in any of the preceding subparagraphs (iii) through (vi).

          The Compensation Committee may direct or authorize the Investment Trustee to make all or any part of such Fund investments directly, or indirectly, such as through the purchase of shares, units or other participation interests in mutual funds, in common or collective trust funds and pooled investment funds, and in other collective investment media.

               SECTION 12.5.  INVESTMENT DESIGNATIONS.
               (a)  Scope of Section.  Participants may make investment

          designations for the investment of their Accounts in the Funds, except to the extent provisions of the Plan provide otherwise.

          Consequently:
               Accounts held in ESOP Trust. Investment designations may not be made for any Matching Contribution Account or any Former C&S/Sovran Plan Account corresponding to an "ESOP Matching Account" under the C&S/Sovran Plan, except to the extent that the Account is transferred from the ESOP Trust to the Investment Trust for investment in the Funds pursuant to Section 11.6 of the Plan.

               Accounts Mandatorily Invested in NationsBank Common Stock Fund. Investment designations may not be made for an Account while it is required to be invested in cix







               the NationsBank Common Stock Fund pursuant to Section
               12.6 of the Plan.

               (b)  Participant Investment Designations.  Subject to
          Section 12.5(a) of the Plan, each Participant may from time to time instruct the Investment Trustee as to the Fund(s) in which the Participant's Accounts shall be invested and, if more than one Fund is selected for the Accounts, the amount or portion of the Accounts that are to be invested in each such Fund. The

          Committee shall prescribe the rules and procedures that Participants must following in making their investment elections and may from time to time amend, modify or change those rules and procedures in such manner as the Committee in its discretion deems appropriate. Not in limitation of the foregoing, the Committee in its discretion:

                    (i) may require, if a Participant's Accounts are to be invested in more than one (1) Fund or are to be transferred between or among Funds, that the Participant's investment election as to the Accounts be expressed in whole multiples of a specific percentage;

                   (ii) may provide special or supplemental rules and procedures for the initial investments in the Funds of accounts transferred to the Plan (by merger or otherwise) from other defined contribution plans, including without limitations rules for determining the Fund(s) in which a Participant's transferred account(s) shall be invested in the absence of an effective investment designation by the Participant;

                  (iii) may prescribe rules for determining how repayments on a loan held as an "earmarked" investment of a borrowing Participant's Account (see Section 12.1 and Article XVI of the Plan) will be invested in the Funds upon receipt by the Investment Trust; and

                   (iv) may prescribe restrictions as to the time, frequency and amount of permitted investment changes, including without limitation rules limiting Fund transfers to a particular Valuation Date during a particular period of time (for example, the Valuation Date on the last day of the Plan Quarter), and restrictions regarding transfers to or from a Fund whose investments are not highly liquid.



                                          cx







          In order to be effective, a Participant's investment election must be made at such time, in such manner and otherwise in accordance with the Committee's rules and procedures. Further, all Participant investment elections and Account investments shall be subject to all applicable rules, limitations and restrictions of the Plan. The Investment Trustee shall invest each Account and contribution in accordance with the Participant's investment instructions, and shall continue to follow such instructions until the Participant modifies the same.
               (c)  Failure to Designate Investments.  In the event that a

          Participant fails initially to designate the manner of investment of an Account of the Participant or any contribution to such

          Account, the Trustee shall invest such Account or contribution (as the case may be) one hundred percent (100%) in the Stable

          Capital Fund or, if the Stable Capital Fund is not in existence, in the Fund that the Committee in its discretion determines has the least risk to principal.
               (d)  Effectiveness of Fund Transfers.  Except to the extent otherwise provided by the Committee, investment designations shall be implemented as of the Valuation Date on the last day of the Plan Quarter in which the investment designation becomes effective in accordance with the Committee's rules and procedures, and investments may be shifted between or among the Funds only as of the close of business on such Valuation Date.

               (e) Partial Distribution from Account Invested in More Than One Fund. If a Distribution of less than the entire amount credited to an Account is to be made when the Account is invested in more than one Fund, the Distribution shall be drawn from the

          Account's investment in the Funds other than the NationsBank Common Stock Fund on a pro rata basis, and no part of the

          Distribution shall be drawn from the Account's investment (if any) if the NationsBank Common Stock Fund until the Account's interest in the other Funds has been exhausted. The Committee may from time to time modify or supplement the rules and priorities of the preceding sentence in such manner as it deems cxi







          appropriate, including without limitation to reflect any changes in Funds pursuant to Section 12.4 of the Plan.

               SECTION 12.6. MANDATORY INVESTMENT IN NATIONSBANK COMMON STOCK FUND.

               (a) Accounts Subject to Mandatory Investment. The following Accounts must be invested in the NationsBank Common

          Stock Fund (and therefore may not be invested in any other Fund) except as provided in Section 12.6(b) of the Plan:

                    (i) the Participant's Pre-1993 Stock/Thrift Plan Matching Contribution Account;

                   (ii) the Pre-1991 Stock/Thrift Plan Accounts that are the Participant's Prior Employer Contribution Account described in Section 16.1(d) of the Plan and BTSC Employer Stock Account described in Section 16.1(e) of the Plan; and

                  (iii) an Account that represents the Participant's interest in another defined contribution plan's account that has been transferred to the Plan (by plan merger or otherwise), if Article XVI provides that such Account must be invested in the NationsBank Common Stock Fund pursuant to this Section. Such Accounts include the Former C&S/Sovran Plan Account corresponding to the Participant's "Prior Sovran Restricted Stock Account" under the C&S/Sovran Plan.

               (b) End of Mandatory Investment in NationsBank Common Stock Fund. Once a Participant has attained age fifty-five (55) and become fully Vested in all of the Accounts maintained for the Participant under the Plan, no Account of the Participant shall be required to be invested in the NationsBank Common Stock Fund pursuant to Section 12.6(a) of the Plan. In such regard, once the Participant has attained age fifty-five (55) and is fully Vested, the Participant may elect from time to time pursuant to

          Section 12.5 of the Plan:
                    (i) to transfer to the other Funds all or part of any Account that is invested in the NationsBank Common Stock Fund pursuant to Section 12.6(a) of the Plan; and

                   (ii) to have all or a part of the Participant's other Accounts transferred to and from the NationsBank cxii







               Common Stock Fund without regard to the restrictions of
               Section 12.6(a) of the Plan.

                                     ARTICLE XIII
                              AMENDMENT AND TERMINATION

               SECTION 13.1.  AMENDMENT OF PLAN AND TRUST.
               (a)  Reservation of Right to Amend and Restrictions Thereon.

          The Participating Employers reserve and shall have the right at any time and from time to time to amend, modify or alter

          ("amend"), in whole or in part, any or all of the terms and provisions of the Plan; provided, however:

                    (i) No amendment shall authorize or permit any part of the Trusts to be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries and defraying the reasonable expenses of administering the Plan and the Trusts or have the effect of revesting in any Participating Employer any part of the principal or income of the Trusts unless such amendment is permitted or required by laws governing qualified plans and such amendment does not affect the status of the Plan as a qualified plan under the Code or the status of the Trusts as tax-exempt trusts under the Code.

                   (ii) No amendment shall be made which changes the nonforfeitable percentage interest of a Participant in the amount to the credit of the Participant in an Account of the Participant if such nonforfeitable percentage determined as of the later of the date such amendment is adopted or the date such amendment becomes effective is less than such nonforfeitable percentage interest computed under the Plan without regard to such amendment.

                  (iii) Any amendment changing the vesting provisions of the Plan (including an amendment that directly or indirectly affects the computation of a Participant's Vested percentage) shall provide that each Participant having not less than thirty-six (36) months of Vesting Service may elect, within a reasonable period after the adoption of such amendment, to have the nonforfeitable percentage interest in the amount to such Participant's credit in such Participant's Accounts computed under the Plan without regard to such amendment.

                   (iv)  No amendment, other than an amendment
               described in Section 412(c)(8) of the Code, shall reduce the amounts credited to a Participant's cxiii







               Accounts, and no amendment shall eliminate an optional form of payment of benefits attributable to Service before such amendment except as permitted under Section 411(d)(6) of the Code.

          The Compensation Committee shall have the authority to amend the Plan on behalf of the Participating Employers in all respects,

          except that only the Board of Directors may make an amendment to the provisions of Article IV relating to Compensation reductions or Section 5.1 or Section 5.2 of the Plan relating to Participating Employer contributions that increase the maximum potential Matching Contributions (or any other contributions other than Pre-Tax Employee Contributions) of the Participating

          Employers for a Plan Year. Any amendment to the Plan may be retroactive to the extent not prohibited by applicable law.

               (b) Amendment Procedure. Any amendment to the Plan shall be effected by an instrument in writing duly executed on behalf of the Participating Employers by a duly authorized officer of NationsBank Corporation.

               SECTION 13.2.  DISCONTINUANCE OF CONTRIBUTIONS AND
          TERMINATION OF THE PLAN.  It is the intention of the

          Participating Employers to continue the Plan and Trusts indefinitely and to make contributions as herein provided. The

          Participating Employers, nevertheless, by action of the Compensation Committee, expressly reserve the right to terminate the Plan at any time and for any reason whatsoever. If the Participating Employers completely terminate the Plan, completely discontinue contributions under the Plan or suspend contributions under the Plan amounting to a complete discontinuance of contributions under the Plan (a "termination of the Plan"), then the Trustees, upon instructions from the Compensation Committee,

          shall continue to administer the Trusts as provided in the Plan, and the total amounts credited to the Accounts of each

          Participant shall be fully Vested and nonforfeitable. If the Participating Employers partially terminate the Plan, then the

          Trustees shall, upon instructions from the Compensation


                                         cxiv







          Committee, continue to administer the Accounts of the Partici-pants as to whom the Plan is terminated as provided in the Plan,

          and the total amounts credited to each such Participant's Accounts shall be fully Vested and nonforfeitable.

               SECTION 13.3. MERGER OR CONSOLIDATION OF PLAN AND TRUST OR TRANSFER OF TRUST ASSETS. The Plan and Trusts shall not be merged or consolidated with any other plan and trusts, nor shall the assets or liabilities of the Plan and Trusts be transferred to any other plan and trusts, unless the benefit which each Participant would receive immediately after such merger,

          consolidation or transfer if the Plan and Trusts had then terminated is equal to or greater than the benefit such

          Participant would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan and

          Trusts had then terminated.
               SECTION 13.4.  CONTINUATION OF PLAN AND TRUST BY SUCCESSOR.

          Unless the Plan is terminated, a successor to NationsBank Corporation or a successor to substantially all of the business and assets of a Subsidiary Corporation which is a Participating Employer and which successor is also a Subsidiary Corporation, by whatever form or manner resulting, may elect to continue to participate in the Plan by executing an appropriate adoption agreement. A successor to any Participating Employer other than NationsBank Corporation, however, may continue to participate in the Plan only with the consent of the Compensation Committee. If such successor continues to participate in the Plan, it shall succeed to all of the rights, powers, duties and obligations hereunder of the Participating Employer to which it is a successor, and the employment of any Employee who was continued in the employ of such successor shall not be deemed to have been interrupted or severed for any purpose hereunder by such successor, and all employment with the former Participating

          Employer shall be deemed to be employment by said successor.
               SECTION 13.5.  ADOPTION BY SUBSIDIARY CORPORATIONS.  With

          the consent of the Compensation Committee, a Subsidiary

                                         cxv







          Corporation which is not a Participating Employer under the Plan may adopt the Plan and thereby become a Participating Employer in such manner as shall be mutually agreeable between the Compensation Committee and such Subsidiary Corporation.

               SECTION 13.6. TERMINATION OF A PARTICIPATING EMPLOYER'S PARTICIPATION; OTHER MATTERS.

               (a) Termination of Participation. The Compensation Committee may terminate any Participating Employer's participation in the Plan at such time as the Compensation Committee in its discretion deems appropriate. Any Participating

          Employer may terminate its participation in the Plan by giving sixty (60) days advance written notice thereof to the

          Compensation Committee (unless such written notice is expressly waived by the Compensation Committee). Upon any termination of a

          Participating Employer's participation in the Plan, the Employees of the Participating Employer shall accrue no further benefits under the Plan on account of their service with, or compensation from, the Participating Employer, but except to the extent required by the Act or the Code or expressly provided in an amendment to the Plan or written directions of the Compensation

          Committee:
                    (i) there shall be no accelerated vesting in, or payment of, any Plan benefits of any current or former Employees of the Participating Employer;

                   (ii)  the Participating Employer shall remain
               obligated to contribute to the Plan; and

                  (iii) the Participating Employer shall have no right, power, discretion, control or authority whatsoever over the Plan, any provisions of the Plan, the Trusts or any assets of the Trusts, and not in limitation of the foregoing the Participating Employer shall have no right or authority to have any assets of the Trusts segregated on behalf of its Employees or transferred to any trustee or custodian of any successor or other qualified plan in which its Employees may participate.

               (b)  Transfers to or from another Plan.  The Compensation

          Committee, by written notice to a Trustee, may direct a Trustee cxvi







          to transfer all or a portion of the assets of the Trust under which such Trustee serves as such to the trustee or custodian of another plan meeting the requirements of the Code relating to qualified plans and trusts. The Participants whose Accounts are represented by the transferred assets shall not be entitled to a Distribution under the Plan, and instead their payment rights shall be determined under the terms and provisions of the transferee successor plan, which shall preserve their optional benefit payment rights with respect to the transferred Accounts as required by Section 204(g) of the Act and Section 411(d)(6) of

          the Code.
               A Trustee, upon written notice from the Compensation

          Committee, shall receive and hold, as a part of the assets of its Trust, assets transferred directly to the Trustee from the trustee or custodian under another plan meeting the requirements of the Code relating to qualified plans and trusts. Any such assets transferred to a Trust shall become subject to the terms and conditions of the Plan upon transfer and in such regard may be commingled with the other assets of the Trust for investment purposes.

               Any such transfers to or from a Trust shall be subject to the restrictions of Section 13.3 of the Plan to the extent applicable.
               SECTION 13.7.  AUTHORIZATION AND DELEGATION TO THE BOARD OF

          DIRECTORS AND THE COMPENSATION COMMITTEE. Each Subsidiary Corporation which is or hereafter becomes a Participating

          Employer authorizes and empowers the Board of Directors and the Compensation Committee (as the case may be):

                    (i) to amend, modify or alter the Plan without further action by said corporation as provided in
               Section 13.1 of the Plan;

                   (ii) to remove a Trustee as provided in the Plan or the related Trust Agreement; and

                  (iii) to perform such other acts and to do such other things as the Board of Directors and Compensation cxvii







               Committee are expressly directed, authorized or permitted to perform or do as provided herein.
                                     ARTICLE XIV

                                CLAIMS AND INFORMATION
               SECTION 14.1.  CLAIMS PROCEDURE.

               (a) General. In the event that a Claimant has a Claim under the Plan and Trusts, such Claim shall be made by the

          Claimant's filing a notice thereof with the Committee in care of a Participating Employer within ninety (90) days after such

          Claimant first has knowledge of such Claim. Each Claimant who has submitted a Claim to the Committee shall be afforded a reasonable opportunity to state such Claimant's position and to present evidence and other material relevant to the Claim to the

          Committee for its consideration in rendering its decision with respect thereto. The Committee shall render its decision in writing within ninety (90) days after the Claim is referred to it. If the Committee determines that special circumstances require an extension of time within which to render its decision, however, the Committee may extend the period within which to render its decision by up to an additional ninety (90) days, in which case the Committee shall give the Claimant written notification of the extension period prior to its commencement. A copy of such written decision shall be furnished to the

          Claimant.
               (b)  Notice of Decision of Committee.  Each Claimant whose

          Claim has been denied by the Committee shall be provided written notice thereof, which notice shall set forth:

                    (i)  the specific reason(s) for the denial;

                   (ii) specific reference to pertinent provision(s) of the Plan and Trust upon which such denial is based;

                  (iii) a description of any additional material or information necessary for the Claimant to perfect such Claim and an explanation of why such material or infor-mation is necessary; and

                   (iv) an explanation of the procedure hereunder for review of such Claim;

                                        cxviii







          all in a manner calculated to be understood by such Claimant.
               (c)  Review of Decision of Committee.  Each such Claimant

          shall be afforded a reasonable opportunity for a full and fair review of the decision of the Committee denying the Claim. Such review shall be by the Committee. Such appeal shall be made within ninety (90) days after the Claimant received the initial written decision of the Committee and shall be made by the written request of the Claimant or the Claimant's duly authorized representative to the Committee. In the event of appeal, the Claimant or the Claimant's duly authorized representative may review pertinent documents and submit issues and comments in writing to the Committee. The Committee shall review:

                    (i) the initial proceedings of the Committee with respect to such Claim;

                   (ii) such issues and comments as were submitted in writing by the Claimant or the Claimant's duly author-ized representative; and

                  (iii) such other material and information as the Committee, in its sole discretion, deems advisable for a full and fair review of its initial decision.

          The Committee may approve, disapprove or modify its initial decision in whole or in part, or may take such other action with respect to such appeal as it deems appropriate. The decision of the Committee with respect to such appeal shall be made promptly,

          and in no event later than sixty (60) days after receipt of such appeal, unless special circumstances require an extension of such time within which to render such decision, in which event such decision shall be rendered as soon as possible and in no event later than one hundred twenty (120) days following receipt of such appeal. The decision of the Committee shall be in writing and in a manner calculated to be understood by the Claimant and shall include specific reasons for such decision and set forth specific references to the pertinent provisions of the Plan and Trust upon which such decision is based. The Claimant shall be furnished a copy of the written decision of the Committee.  To cxix







          the maximum extent permitted by law, the Committee's decision shall be final and conclusive upon all persons interested therein, except to the extent otherwise provided by applicable law. Not in limitation of the foregoing, the Committee shall have the discretion to decide any factual or interpretative issues in its determination of Claims, and the Committee's exercise of such discretion shall be conclusive and binding as long as it is not arbitrary or capricious.

               (d) Delegation by Committee. The Committee in its discretion may from time to time delegate such of its power and authority under the preceding provisions of this Section to such person(s) (who need not be members of the Committee) as it deems appropriate for the orderly administration and determination of Claims. Such delegation may include, without limitation, the

          Committee's power and authority to decide a Claim under Section 14.1(a) and/or to review and decide an appealed Claim under

          Section 14.1(c). Upon any such delegation, the delegee(s) shall have to the extent of the delegation the full power, authority and discretion of the Committee with respect to the affected
          Claim(s).

               SECTION 14.2. AGENT FOR SERVICE OF PROCESS. NationsBank Corporation shall be the agent for service of legal process upon this Plan, and its address for such purpose shall be the address of its principal place of business in Charlotte, North Carolina.

               SECTION 14.3.  COMMUNICATIONS AND REPORTS.
               (a)  General.  The Committee shall furnish all Employees,

          Participants or Beneficiaries all information with respect to the Plan and their interest therein as may be required by the Act and the Code, and the Committee shall keep such books of account, records and other data as may be necessary for the proper admin-

          istration of the Trusts and the compilation and furnishing of the information required in this Section. In addition, the Committee shall cause to be prepared and delivered to the Secretary of Treasury, the Secretary of the United States Department of Labor

          or other appropriate regulatory authorities such reports or cxx







          information regarding the Plan and Trusts or the benefits hereunder as may be required by the Act or the Code within the time so prescribed by applicable laws.
               (b)  Periodic Statements to Participants.  Following the end

          of each Plan Quarter, the Committee shall cause to be prepared and delivered to each Participant (and Beneficiary receiving benefits hereunder) one or more statements setting forth the pertinent facts relating to the Participant's Accounts for such

          Plan Quarter. In addition, the Committee shall cause to be prepared and delivered to each Participant and Beneficiary receiving benefits hereunder or appropriate regulatory authorities such additional reports or information regarding the

          Plan or the benefits hereunder as may be required by applicable law within the time period required by such law.

               (c) Plan Availability. The Committee shall make copies of the Plan, the Trusts and each amendment thereto as well as copies of the then current Plan description and the latest annual report required to be filed with the Secretary of Labor, available for examination by any Participant or Beneficiary in the principal offices of the Participating Employers and in such other places as may be necessary to make such information available to all Participants.

                                      ARTICLE XV
                                 TOP-HEAVY PROVISIONS

               SECTION 15.1.  CONSTRUCTION AND DEFINITIONS.
               (a)  Construction and Application.  It is the intent that

          the provisions of this Article shall enable the Plan to conform to the requirements of Section 416 of the Code, and the provisions of this Article shall be construed and interpreted to effectuate such intent.

               (b) Definitions. Whenever used in this Article, the following terms shall have the following meanings:

                    (1) Aggregation Group means a group of Employer Plans constituting a Permissive Aggregation Group or a Required Aggregation Group.


                                         cxxi







                    (2) Determination Date means, with respect to a Plan Year, the last day of the immediately preceding Plan Year.

                    (3) Eligible Non-Key Employee means, with respect to a Plan Year, a person who (i) is a Participant in Service on the last day of the Plan Year (irrespective of whether the person reduced Compensation under Arti-cle IV of the Plan or completed a particular length of Service during the Plan Year) and (ii) is not a Key Employee.

                    (4) Employer Plan means any qualified defined benefit plan or defined contribution plan (including this Plan) maintained by any member of the Affiliated Group. A simplified employee pension shall be considered to be a qualified defined contribution plan.

                    (5) Key Employee means a Section 416 Employee who, at any time during the Plan Year containing the Determination Date or any of the four (4) immediately preceding Plan Years, is:

                         (A) an officer of an Affiliated Group member having Affiliated Group Compensation greater than fifty percent (50%) of the amount in effect under
                    Section 415(b)(1)(A) for any such Plan Year, unless fifty (50) other such officers [or, if lesser, the number of officers equal to the greater of three (3) or ten percent (10%) of all
                    Section 416 Employees] have higher Affiliated Group Compensation;

                         (B)  one (1) of the ten (10) Section 416
                    Employees having Affiliated Group Compensation of more than the dollar limitation in effect under
                    Section 415(c)(l)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) the largest interests in an Affiliated Group member;

                         (C) a person owning (or considered as owning within the meaning of Section 318 of the Code) (i) in the case of an Affiliated Group member that is a corporation, more than five percent (5%) of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of all stock of the corporation or (ii) in the case of an Affiliated Group member that is not a corporation, more than five percent (5%) of the capital or profits interest therein; or

                                        cxxii







                         (D)  a person having Affiliated Group
                    Compensation of more than one hundred fifty thousand dollars ($150,000) and who would be described in subparagraph (C) above if "one percent (1%)" were substituted for "five percent (5%)" each place it appears therein.

               The determination of which persons are Key Employees shall be made in accordance with the applicable provi-sions of Section 416(i) of the Code. Not in limitation of the foregoing, for purposes of subparagraphs (B),
               (C) and (D) above, Section 318(a)(2)(C) of the Code shall be applied by substituting "5 percent" for "50 percent" therein.

                    (6) Permissive Aggregation Group means a group of two (2) or more Employer Plans that consists of:

                         (A)  the Plan and each other Employer Plan
                    (if any) in a Required Aggregation Group with the Plan; and

                         (B)  at least one (1) other Employer Plan
                    selected by the Participating Employers to be a part of such group, the inclusion of which in such group would not prevent such group from continuing to meet the requirements of Section 401(a)(4) and
                    Section 410 of the Code.

                    (7) Required Aggregation Group means a group of two (2) or more Employer Plans that consists of the Plan and each other Employer Plan (i) in which a Key Employee is a participant or (ii) which enables any Employer Plan in which a Key Employee is a participant to meet the requirements of Section 401(a)(4) or Sec-tion 410 of the Code.

                    (8) Section 416 Employee means a person currently or formerly employed by an Affiliated Group member and to the extent required by Section 416 of the Code the beneficiary(ies) of such person.

                    (9) Top-Heavy Valuation Date of a defined benefit plan for a Determination Date means such plan's most recent valuation date for computing plan costs for minimum funding purposes that occurs during the twelve-month period ending on such Determination Date.






                                        cxxiii







               SECTION 15.2. DETERMINATION WHETHER PLAN IS TOP-HEAVY OR SUPER TOP-HEAVY.

               (a) Top-Heavy Determination: Plan Not Aggregated. If the Plan is not part of an Aggregation Group, the Plan is "Top-Heavy"

          for a Plan Year if, as of the Determination Date, the sum of the amounts credited to the Accounts of all Key Employees exceeds sixty percent (60%) of the sum of the amounts credited to the Accounts of all Section 416 Employees.

               (b) Top-Heavy Determination: Plan Aggregated. If the Plan is part of an Aggregation Group, the Plan shall be "Top-Heavy"

          for a Plan Year if such Aggregation Group is "Top-Heavy" for such Plan Year. If the Plan is part of both a Permissive Aggregation

          Group and a Required Aggregation Group, however, the Plan shall be "Top-Heavy" only if such Permissive Aggregation Group is "Top-

          Heavy" for such Plan Year. An Aggregation Group shall be "Top-Heavy" for a Plan Year if as of the Determination Date, the sum

          of the Cumulative Accrued Benefits and Cumulative Accounts of all Key Employees exceeds sixty percent (60%) of the sum of the

          Cumulative Accrued Benefits and Cumulative Accounts of all
          Section 416 Employees.  For purposes of determining whether an

          Aggregation Group is "Top-Heavy" for a Plan Year:
                    (A) the "Cumulative Account" of any Section 416 Employee as of the Determination Date means (i) the aggre-gate amounts, if any, to the credit as of such Determination Date in such Section 416 Employee's Accounts under the Plan plus (ii) if the Aggregation Group includes any other defined contribution plans, the aggregate amount(s), if any, to the credit as of the Determination Date in the Section 416 Employee's account(s) under such other defined contribu-tion plan(s); and

                    (B) with respect to an Aggregation Group that contains any defined benefit plans, the "Cumulative Accrued Benefit" for any Section 416 Employee as of the Determination Date means the sum of the present values of the Section 416 Employee's accrued benefits, if any, under each defined benefit plan in the Aggregation Group, determined (i) under the actuarial assumptions used under the defined benefit plans for purposes of determining top-heaviness under
               Section 416 of the Code and (ii) as of the defined benefit cxxiv







               plans' respective Top-Heavy Valuation Dates for the Determination Date.

               (c) Super Top-Heavy Determination. The Plan is "Super Top-Heavy" for a Plan Year if it would be Top-Heavy under the provisions of Section 15.2(a) or Section 15.2(b) of the Plan, as applicable, if "ninety percent (90%)" were substituted for "sixty percent (60%)" therein.
               (d)  Rules for Testing for Top-Heaviness and Super Top-

          Heaviness. The determination of whether the Plan is Top-Heavy or Super Top-Heavy for any Plan Year shall be made in accordance with the provisions of Section 416(g) of the Code. Not in limitation of the foregoing:

                    (1) Account balances and accrued benefits shall not include amounts or accrued benefits attributable to "deductible employee contributions" within the meaning of Section 72(o)(5) of the Code.

                    (2) To the extent required by Section 416(g) of the Code, account balances and accrued benefits shall be increased, without duplication, by distributions made to Section 416 Employees during the five-year period ending on the Determination Date (i) under the Plan, (ii) if the Plan is part of an Aggregation Group, under any other plan included in the Aggregation Group, and (iii) under any terminated plan which, if it had not been terminated, would have been required to be included in an Aggregation Group with the Plan.

                    (3) Account balances and accrued benefits attrib-utable to rollover contributions and similar transfers shall be taken into account or disregarded as required by Section 416(g)(4)(A) of the Code.

                    (4) Account balances and accrued benefits of former Key Employees shall not be taken into account as required by Section 416(g)(4)(B) of the Code.

                    (5) Account balances shall reflect contributions made after the Determination Date but allocable to accounts as of the Determination Date to the extent permitted under Section 416(i) of the Code.

                    (6) Account balances and accrued benefits of any individual who has not performed any services for any Participating Employer or Affiliated Company maintaining an Employer Plan during the five-year cxxv







               period ending on the Determination Date shall not be taken into account as required by Section 416(g)(4)(E) of the Code.

                    (7) If the Plan is part of an Aggregation Group whose constituent Employer Plans do not all have the same plan year, or if the determination of whether the Plan is Top-Heavy or Super Top-Heavy is otherwise to be on the basis of a period other than the Plan Year, such determination shall be made as provided for in Section 416(g)(4)(D) of the Code.

                    (8) The accrued benefit of any individual (other than a Key Employee) shall be determined (i) under the method which is used for accrual purposes under all Employer Plans or (ii) if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

               SECTION 15.3.  TOP-HEAVY REQUIREMENTS:  CONTRIBUTIONS.
               (a)  Minimum Allocations for Non-Key Employee Participants.

          If the Plan is Top-Heavy for a Plan Year, then except as provided in Section 15.3(d) of the Plan, the total Participating Employer contributions and forfeitures allocated to the Accounts of each Eligible Non-Key Employee for the Plan Year, excluding Pre-Tax

          Employee Contributions and (if required by the Code) Matching Contributions, shall not be less than the product of (i) the

          Eligible Non-Key Employee's Section 415 Compensation for the Plan Year multiplied by (ii) the Minimum Compensation Percentage for the Plan Year.
               (b)  Determination of Minimum Compensation Percentage.  The

          "Minimum Compensation Percentage" for a Plan Year shall be deter-mined as follows:

                    (1) The Minimum Compensation Percentage shall be three percent (3%) unless increased or decreased pursu-ant to subparagraph (2) or subparagraph (3) below.

                    (2) If the Plan is not Super Top-Heavy for the Plan Year and any Affiliated Group member maintains (or has maintained) any defined benefit plans, the Committee in its discretion may increase the Minimum Compensation Percentage from three percent (3%) to four percent (4%) for Eligible Non-Key Employees not covered by the defined benefit plans and to seven and one-half cxxvi







               percent (71/2%) for Eligible Non-Key Employees covered by the defined benefit plan if, but for such increase, the modification set forth in subparagraph (a) of Section
               15.4 of the Plan would apply with respect to the Plan Year (or would be applied if its application were not suspended as provided in Section 15.4) and such modification if applied would result in the limitations of Section 5.5(a) of the Plan being exceeded with respect to any Participant for the Plan Year.

                    (3) In no event shall the Minimum Compensation Percentage exceed the highest percentage at which contributions and forfeitures are allocated for such Plan Year on behalf of any Key Employee. Such percent-age shall be determined by dividing the employer contributions and forfeitures for such Key Employee (including contributions subject to Sections 401(k) and 401(m) of the Code) by the Key Employee's Affiliated Group Compensation for the Plan Year. If the Plan is part of a Required Aggregation Group, the Plan and any other defined contribution plan(s) in such Aggregation Group shall be treated as one (1) plan. This sub-paragraph (3) shall not apply if the Plan is part of a Required Aggregation Group and enables a defined benefit plan that is a part of the Required Aggregation Group to meet the requirements of Section 401(a)(4) or
               Section 410 of the Code.

               (c) Implementation of Minimum Allocation. If the Plan is Top-Heavy for a Plan Year, the minimum allocation provided in subsection (a) above for each Eligible Non-Key Employee shall be implemented as hereinafter provided. If the total Participating

          Employer contributions and forfeitures otherwise allocated to the Accounts of the Participant for the Plan Year, excluding Pre-Tax

          Employee Contributions and (if required by the Code) Matching Contributions, equals or exceeds the minimum allocation, the min-

          imum allocation shall have been satisfied and there shall be no additional contribution for the Participant pursuant to this

          Article. If such total Participating Employer contributions and Forfeitures is less than the minimum allocation, the Participat-

          ing Employers shall make an additional contribution to the Plan. The amount of the additional contribution shall equal the excess of (i) the minimum allocation over (ii) such total Participating Employer contributions and forfeitures. The additional cxxvii







          contribution shall be credited to the Participant's Matching Contribution Account as of the Valuation Date on the last day of the Plan Year.
               (d)  Reduction for Contributions or Benefits under Other

          Plans and Statutory Minimum. To the extent permitted under the Code, no minimum allocation for a Plan Year shall be required under Section 15.3(a) of the Plan for any Participant if Section 416 of the Code does not require a minimum contribution for the

          Participant or to the extent that any such required minimum contribution under Section 416 of the Code is satisfied without regard to the provisions of this Section. Not in limitation of the foregoing, no minimum allocation for a Plan Year shall be required under Section 15.3(a) (or such minimum allocation shall be appropriately reduced) for any Participant who is also a par-

          ticipant in any other Employer Plan(s), to the extent that the minimum contribution or benefit requirements of Section 416(c) of the Code are being provided for such Participant under such other Employer Plan(s).

               SECTION 15.4. TOP-HEAVY REQUIREMENTS: SECTION 415 LIMITATIONS ON BENEFITS. If the Plan is Top-Heavy for a Plan

          Year, then:
                    (a)  for purposes of determining the Defined
               Benefit Plan Fractions and the Defined Contribution Plan Fractions of Participants for the Plan Year, "1.0" shall be substituted for "1.25" in Amount A of each Fraction; and

                    (b) if the transitional rule set forth in Section 415(e)(6) of the Code can be and has been elected under the Plan, such transitional rule shall be applied by substituting "$41,500" for "$51,875" in Section
               415(e)(6)(B)(i) of the Code.

          Notwithstanding the foregoing, the modifications set forth above shall not apply with respect to the Plan Year if (i) the Plan is not also Super Top-Heavy for such Plan Year and (ii) the minimum benefit modifications of Section 416(h)(2)(A)(ii) of the Code are satisfied with respect to such Plan Year. Further, if the application of the modifications set forth in subparagraph (a)

                                       cxxviii







          above would cause the limitations of Section 5.5(a) of the Plan to be exceeded with respect to any Participant, then the application of subparagraph (a) shall be suspended with respect to such Participant until such time as such application will no longer cause such limitations to be exceeded. During the period that the application of such modifications is suspended with respect to a Participant, there shall be no employer contribu-tions, forfeitures or voluntary contributions allocated to the account of such Participant under any defined contribution plan maintained by any Affiliated Group member, and there shall be no further accrual of benefits for the Participant under any defined benefit plan maintained by any Affiliated Group member.

                                     ARTICLE XVI
                      PLAN CHANGES, MERGERS AND ASSET TRANSFERS

               SECTION 16.1.  PRE-1991 STOCK/THRIFT PLAN ACCOUNTS.
               (a)  General.  As a result of pre-1991 amendments to the

          Plan and pre-1991 transfers to the Plan of assets representing accounts under qualified defined contribution plans formerly maintained by entities acquired by the Participating Employers, accounts described in this Section (referred to herein collectively as "Pre-1991 Stock/Thrift Plan Accounts") have been established and maintained under the Plan for the benefit of certain Participants. All Pre-1991 Stock/Thrift Plan Accounts shall be held in the Investment Trust and shall be maintained,

          administered and distributed in accordance with the terms of the Plan generally applicable to the maintenance, administration and distribution of Accounts, including without limitation Sections 6.1(a) and (b) and Article XII of the Plan, and in addition, the special rules applicable to such Accounts set forth in this Section.

               (b) No Additional Contributions; Vesting. No additional contributions shall be made or credited to any Pre-1991

          Stock/Thrift Plan Account. Each Participant shall be fully Vested in his or her Pre-1991 Stock/Thrift Plan Accounts.



                                        cxxix







               (c)  Voluntary Contribution Accounts.
               (1)  Investments.  The Voluntary Contribution Account

          established for a Participant who made "Voluntary Contributions" in accordance with Section 5.4 of the Pre-1991 Stock/Thrift Plan shall be invested in the Funds as determined pursuant to investment designation procedures under Section 12.5 of the Plan.

               (2) In-Service Withdrawals: Priority of Distributions. To the extent permitted under the Code, Distributions from a

          Participant's Voluntary Contribution Account pursuant to Section
          7.2 of the Plan shall be made first from the Participant's

          "Voluntary Contributions" under the Pre-1991 Stock/Thrift Plan and then from any positive amount reflecting the allocation of the Adjustment and other Investment Trust earnings or other appreciation with respect to such "Voluntary Contributions."

               (d)  Prior Employee and Prior Employer Contribution
          Accounts.

               (1) Investments. The Prior Employer Contribution Account established for a Participant in accordance with the terms of the

          Pre-1991 Stock/Thrift Plan shall be invested solely in the NationsBank Common Stock Fund unless the Participant is eligible for and makes an election to transfer the Account to one or more of the other Funds in accordance with Section 12.6(b) of the

          Plan. The Prior Employee Contribution Account established for a Participant in accordance with the terms of the Pre-1991

          Stock/Thrift Plan shall be invested in the Funds as determined pursuant to investment designation procedures under Section 12.5.

               (2) In-Service Withdrawals: Priority of Distributions. To the extent permitted under the Code, Distributions from a

          Participant's Prior Employee Contribution Account pursuant to
          Section 7.2 of the Plan shall be made first from the

          Participant's "Matched Contributions" under (and as defined in) the Plan as in effect on April 30, 1984 and then from any positive amount reflecting the allocation of the Adjustment and other Investment Trust earnings and other appreciation with respect to such "Matched Contributions."  When a Participant who cxxx







          has a Prior Employee Contribution Account and a Prior Employer Contribution Account withdraws less than the entire amounts credited to both Accounts, then to the extent permitted under the Code, Distribution to the Participant shall be made first from the Prior Employee Contribution Account until exhausted and then from the Prior Employer Contribution Account.

               (e)  BTSC Plan Accounts.
               (1)  Investments.  The BTSC Employer Stock Account

          established in accordance with Section 12.7 of the Pre-1991 Stock/Thrift Plan for a Participant who participated in the

          Bankers Trust of South Carolina Stock Thrift Plan shall be invested solely in the NationsBank Common Stock Fund unless the

          Participant is eligible for and makes an election to transfer the Account to one or more of the other Funds in accordance with

          Section 12.6(b) of the Plan. The BTSC General Investment Account established under the Pre-1991 Stock/Thrift Plan for such a

          Participant shall be invested in the Funds as determined pursuant to investment designation procedures under Section 12.5 of the

          Plan.
               (2)  Source and Priority of In-Service Distributions.  If a

          Distribution to a Participant pursuant to Section 7.2 of the Plan is to be less than the entire amount credited to the

          Participant's BTSC Employer Stock Account and BTSC General Investment Account, the Participant shall specify to the

          Committee (a) which Account or Accounts shall be the source of the Distribution and (b) where both Accounts are the source, the amount to be distributed from each. To the extent permitted under the Code, Distributions from a Participant's BTSC Employer

          Stock Account or BTSC General Investment Account shall be made first from such Participant's "Basic Contributions" under (and as defined in) the Bankers Trust of South Carolina Stock Thrift Plan and then from any other amounts or shares of NationsBank Employer

          Stock (as the case may be) credited thereto.
               (f)  CentraBank Accounts:  Investments.  Former CentraBank

          Accounts established in accordance with Section 13.8 of the cxxxi







          Pre-1991 Stock/Thrift Plan for a Participant who participated in the CentraBank Plan shall be invested in the Funds as determined pursuant to investment designation procedures under Section 12.5 of the Plan.

               SECTION 16.2.  MERGER OF THE TEXAS PLAN.
               (a)  Merger of the Texas Plan and Resulting Accounts.  The

          Texas Plan was merged with and into the Plan effective as of January 1, 1991. In connection therewith, the Trust under the

          Texas Plan became a part of the Plan on January 1, 1991, and the assets of the Texas Plan thereupon became assets of the Plan.

          Effective as of January 1, 1991, the Plan assumed all of the responsibilities and obligations of the Texas Plan. One or more

          Accounts ("Former Texas Plan Accounts") were established under the Plan for each participant in the Texas Plan on December 31,

          1990, corresponding to the accounts previously established for the person under the Texas Plan, except to the extent the

          Committee determined or determines it administratively feasible to combine one or more of such accounts with the Accounts established for the person related to his or her participation under the Plan from and after January 1, 1991.

               (b)  Investment of Former Texas Plan Accounts.
               (1)  General.  During 1991 and 1992, certain Former Texas

          Plan Accounts were invested in the Balanced Fund except to the extent that such Former Texas Plan Accounts were invested in the other Funds pursuant to the investment election provided under
          Section 15.2(a) of the Plan as in effect during that time for

          Participants who had attained age fifty-five (55). From and after January 1, 1993, such Former Texas Plan Accounts are not required to be invested in the Balanced Fund, and may therefore be invested and reinvested from time to time in the Funds in accordance with Participant investment designations pursuant to
          Section 12.5 of the Plan.

               All other Former Texas Plan Accounts established for the Participant and not subject to individual investment direction in accordance with an election made before July 1, 1988 under cxxxii







          Section 5.3 of the Texas Plan shall be invested in the Funds pursuant to Section 12.5 of the Plan. All Former Texas Plan

          Accounts established for a Participant that are subject to individual investment direction in accordance with an election made before July 1, 1988 under Section 5.3 of the Texas Plan shall be invested in accordance with the Participant's directions and the provisions of Section 5.3 of the Texas Plan.
               (2)  Investment in Participant Loans.  Notwithstanding

          Section 16.2(b)(1) of the Plan, if an "earmarked" loan made to a Participant under Article VIII of the Texas Plan remains outstanding on January 1, 1993, the promissory note evidencing such loan shall continue to be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Former Texas Plan Accounts. The promissory notes for all "general asset" loans made to Participants under Article VIII of the Texas Plan that remain outstanding on January 1, 1993 shall continue to be held by the Investment Trustee as an investment of the Balanced Fund for the benefit of all Accounts invested in the Balanced Fund.
               (c)  Vesting in Former Texas Plan Accounts.  The amount

          credited to the Former Texas Plan Accounts established for a Participant corresponding to the Participant's "Pre-Tax Account,"

          "After-Tax Account," "QVEC Account" and "Rollover Account" under the Texas Plan shall be fully-Vested and nonforfeitable. The amounts credited to the Former Texas Plan Accounts established for a Participant corresponding to the Participant's "Matching

          Account" and "Employer Account" under the Texas Plan shall become Vested in accordance with the vesting provisions of the Texas

          Plan in effect on December 31, 1990 applicable to such accounts; provided, however, that in applying such vesting provisions,

          Vesting Service from and after January 1, 1991 shall be determined pursuant to the terms of this Plan. In the event the application of such vesting provisions results in the forfeiture of all or portion of a Former Texas Plan Account established for a Participant as of a Valuation Date, the amount forfeited shall cxxxiii







          be used, to the extent required by the last sentence of this
          Section 16.2(c), to restore previously forfeited Former Texas

          Plan Accounts in accordance with such provisions, and to the extent not so required, shall be applied as soon as practical to fund other forfeiture restorations or reduce the Additional Matching Contribution that the Participating Employers would otherwise make to the Plan under Section 5.2 of the Plan. In the event the application of such vesting provisions require the restoration as of any Valuation Date of a previously forfeited Texas Plan Account, such restoration shall be made in cash from the amount forfeited as of such Valuation Date from other Former Texas Plan Accounts or, if such forfeitures are not sufficient,

          from a special cash contribution by the Participating Employers for such purpose.

               (d)  Distribution of Former Texas Plan Accounts.
               (1)  General.  While a Participant is in Service,

          Distributions from the Participant's Former Texas Plan Accounts may be made as provided in Article VII of the Plan. Following the separation from Service of a Participant, Distribution of the amount credited to the Participant's Former Texas Plan Accounts as of January 1, 1991 (to the extent not previously distributed to the Participant) shall be made as if the Texas Plan had continued in effect or, at the election of the Participant, at the same time and in the same manner as the Participant's Pre-Tax

          Employee Contribution Account and Matching Contribution Account under Article VII of the Plan.

               (2) Benefit Payments in Progress. The merger of the Texas Plan into the Plan shall not revoke or suspend any Texas Plan methods of payment elected before or in progress on January 1, 1991, and any method of payment in progress under the Texas Plan on January 1, 1991, with respect to a Participant's accounts thereunder shall continue in effect with respect to the

          Participant's resulting Former Texas Plan Accounts.
               (e)  Beneficiary Designations.  Any Participant's written

          beneficiary designation in effect under the Texas Plan with cxxxiv







          respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the Texas Plan into the Plan.

          Such designation shall be effective under the Plan from and after January 1, 1991 as designating the Beneficiary of the

          Participant's Accounts and resulting Former Texas Plan Accounts unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

               SECTION 16.3.  MERGER OF THE C&S/SOVRAN PLAN.
               (a)  Merger of the C&S/Sovran Plan.  The C&S/Sovran Plan

          shall merge with and into the Plan effective as of January 1, 1993. In connection therewith and effective as of that date, the

          "ESOP Trust" under the C&S/Sovran Plan shall become the ESOP Trust for the Plan, the "Investment Trust" under the C&S/Sovran

          Plan shall merge with and into the Investment Trust for the Plan, and the assets of the "ESOP Trust" and the "Investment Trust"

          under the C&S/Sovran Plan shall become assets of the Plan. The Committee shall have the duty and authority to direct the

          Investment Trustee with respect to the merger and consolidation of the assets of the various investment funds maintained under the "Investment Trust" of the C&S/Sovran Plan on December 31, 1992 with and into the Funds being maintained by the Investment

          Trustee under the Investment Trust on January 1, 1993 pursuant to
          Article XII of the Plan.

               Effective as of January 1, 1993, the Plan, as successor to the C&S/Sovran Plan, shall assume all of the responsibilities,

          liabilities and obligations of the C&S/Sovran Plan. In such regard, the Plan shall assume and succeed to the obligations of the C&S/Sovran Plan under each "Exempt Loan" in effect on December 31, 1992 with respect to the NationsBank Preferred Stock held by the C&S/Sovran Plan on that date (a "C&S/Sovran Plan Exempt Loan"), and for all purposes under the Plan and the

          Trusts, (i) each C&S/Sovran Plan Exempt Loan shall constitute an Exempt Loan, (ii) each "Loan Suspense Account" in effect on

          December 31, 1992 under the C&S/Sovran Plan shall constitute an cxxxv







          Exempt Loan Suspense Account, and (iii) the related NationsBank Preferred Stock shall constitute Financed Shares. Not in limitation of the foregoing, the C&S/Sovran Plan Exempt Loans, the related Exempt Loan Suspense Accounts and the NationsBank

          Preferred Stock shall be subject to the provisions of Article XI of the Plan, including without limitation Section 11.1 (regarding liability under and payments on an Exempt Loan) and Section 11.2 (regarding the release of Financed Shares from an Exempt Loan

          Suspense Account).
               (b)  Establishment and Investment of Former C&S/Sovran Plan

          Accounts.
               (1)  Establishment of Accounts.  Effective as of January 1,

          1993, the accounts being maintained for Participants in the C&S/Sovran Plan on December 31, 1992 shall be combined with other accounts, or maintained as separate accounts, under the Plan as follows:

                    (i) Pre-Tax Contribution Accounts. A Partici-pant's "Pre-Tax Contribution Account" under the C&S/Sovran Plan shall become the Participant's Pre-Tax Employee Contribution Account under the Plan effective January 1, 1993.

                   (ii) Creation of Former C&S/Sovran Plan Accounts. Effective January 1, 1993, an Account shall be established under the Plan for each of the accounts maintained for a Participant under the C&S/Sovran Plan other then the Participant's "Pre-Tax Contribution Account." These Accounts, which are referred to in the Plan as "Former C&S/Sovran Plan Accounts," correspond to the following named accounts under the C&S/Sovran
               Plan: ESOP Matching Account, Non-ESOP Matching Account, Prior C&S 50% Company Contribution Account, Prior Sovran Employer Account, Prior Sovran Restricted Stock Account, Prior C&S After-Tax Contribution Account, Prior Sovran After-Tax Matched Account, Prior Sovran After-Tax Unmatched Account, and Rollover Account. (See Section 8.01(b) of the C&S/Sovran Plan.)

          The Committee, however, may from time to time after January 1, 1993 combine a Participant's Former C&S/Sovran Plan Accounts with one another or with other Accounts of the Participant to the extent that the Committee determines that the combination of cxxxvi







          Accounts is administratively feasible and permitted by the Act and the Code.

               (2) Investment of Accounts. The Accounts representing a Participant's interest in the C&S/Sovran Plan (see Section

          16.3(b)(1) of the Plan) shall be invested as follows:
                    (i)  Pre-Tax Contribution Accounts.  The
               Participant's "Pre-Tax Contribution Account" under the C&S/Sovran Plan, being the Participant's Pre-Tax Employee Contribution Account as provided in Section 16.3(b)(1) of the Plan, shall be held and invested in the Funds in accordance with Participant's investment designation pursuant to Section 12.5 of the Plan.

                   (ii) ESOP Matching Account. The Former C&S/Sovran Plan Account corresponding to the Participant's "ESOP Matching Account" under the C&S/Sovran Plan shall be invested in the ESOP Trust until the Participant has attained age fifty-five (55) and the Account is thereafter transferred to the Investment Trust for investment in the Funds pursuant to Section 11.6 of the Plan.

                  (iii) Prior Sovran Restricted Stock Account. The Former C&S/Sovran Plan Account corresponding to the Participant's "Prior Sovran Restricted Stock Account" under the C&S/Sovran Plan shall be subject to the restrictions of Section 12.6(a) of the Plan and must therefore be invested in the NationsBank Common Stock Fund until the Participant has attained age fifty-five
               (55) and the Account is thereafter transferred to the other Funds pursuant to Section 12.6(b) of the Plan.

                   (iv) Other Former C&S/Sovran Plan Accounts. The other Former C&S/Sovran Plan Accounts established for the Participant shall be held and invested from time to time in the Funds in accordance with Participant investment designations pursuant to Section 12.5 of the Plan.

               (3)  Investment in Participant Loans.  Notwithstanding the

          foregoing provisions of this Section, if a loan made to a Participant under the C&S/Sovran Plan (or any of its predecessors in interest) is outstanding on January 1, 1993, the promissory note evidencing such loan shall be held by the Investment Trustee as a segregated investment allocated to and made solely for the benefit of the Participant's Account(s) that correspond to the cxxxvii







          Participant's account(s) under the C&S/Sovran Plan that were invested in such note. The Investment Trustee shall become the successor lender of all such "earmarked" loans outstanding on January 1, 1993 for all purposes, and the merger of the

          C&S/Sovran Plan into the Plan shall not affect the terms of the promissory note or the security for the repayment of the promissory note evidencing such loan. No new loans shall be made to any Participants on or after January 1, 1993.

               (c) Vesting in Former C&S/Sovran Plan Accounts. The Former C&S/Sovran Plan Accounts established for a Participant shall be fully Vested and nonforfeitable.
               (d)  Distribution of Former C&S/Sovran Plan Accounts.

               (1)  General.  While a Participant is in Service,
          Distributions to the Participant from the Participant's Former

          C&S/Sovran Plan Accounts shall be made when and as provided in
          Section 7.2 and Section 7.4 of the Plan.  In such regard, the method of Distribution shall be a single lump sum consisting of cash and/or shares of NationsBank Common Stock as provided in

          Section 7.2 and Section 7.4.
               Following the separation from Service of a Participant,

          Distribution shall be made when and as provided in Section 7.3 and 7.4 of the Plan. Generally, Sections 7.3 and 7.4 require a single lump sum (of cash and/or shares of NationsBank Common Stock) as the method of payment to Participants and Beneficiaries and require an immediate commencement for Distributions to Beneficiaries. Sections 7.3 and 7.4, however, provide for additional payment rules with respect to certain Participants who participated in the C&S/Sovran Plan. Those additional rules are as follows:
                    (i) Installment Method for Certain Prior Sovran Plan Participants. If the Participant had an account under the "Prior Sovran Plan" as of June 30, 1991, the Participant, or the Participant's Beneficiary if the Beneficiary is the initial recipient of the Participant's Accounts, may elect in accordance with procedures established by the Committee for such purpose to have the Participant's Accounts (including cxxxviii







               Accounts that are not Former C&S/Sovran Plan Accounts) paid by the installment method of Distribution described in Sections 9.04 and 9.06 of the C&S/Sovran Plan if the conditions and requirements of those Sections 9.04 and 9.06 are satisfied. (See the attached C&S/Sovran Plan Supplement.) For purposes of determining whether the Participant meets the conditions and requirements of Section 9.04(b) of the C&S/Sovran Plan (which conditions and requirements must be satisfied in order for the installment method to be available), the Participant's "Benefit Service" shall mean the sum of (i) the Participant's "Years of Benefit Service" determined as of December 31, 1992 under
               Section 5.02 of the C&S/Sovran Plan and (ii) the Participant's Months of Service (expressed as years) for time after December 31, 1992.

                   (ii) Deferral Election for Certain Beneficiaries. A Beneficiary of a deceased Participant with Former C&S/Sovran Plan Accounts may elect, in accordance with procedures established by the Committee for such purpose, to defer Distribution from the deceased Participant's Accounts that are payable to such Beneficiary (including Accounts that are not Former C&S/Sovran Plan Accounts) until such later date (if any) provided in Section 9.06(b)(2) of the C&S/Sovran Plan, if the requirements and conditions of said
               Section 9.06(b)(2) are satisfied. (See the attached C&S/Sovran Plan Supplement.) In such regard, the Participant must have died before his or her "Required Beginning Date" (within the meaning of the C&S/Sovran
               Plan) in order for the Beneficiary to elect a deferral.

               (2) Benefit Payments in Progress. The merger of the C&S/Sovran Plan into the Plan shall not revoke or suspend any

          C&S/Sovran Plan methods of payment elected before or in progress on January 1, 1993, and any method of payment in progress under the C&S/Sovran Plan on January 1, 1993 with respect to a Participant's accounts thereunder shall continue in effect with respect to the Participant's resulting Former C&S/Sovran Plan
          Accounts.

               (3) Return of After-Tax Contributions. For purposes of accounting for Distributions from a Participant's Prior

          C&S/Sovran Plan Account that corresponds to the person's "Prior C&S After-Tax Contribution Account," "Prior Sovran After-Tax

          Matched Account" or "Prior Sovran After-Tax Unmatched Account"

                                        cxxxix







          under the C&S/Sovran Plan, such Prior C&S/Sovran Account(s) shall be treated as separate investment contracts under Code Section

          72(e)(9) as provided in Section 8.01(b) of the C&S/Sovran Plan.
               (e)  Beneficiary Designations.  Any Participant's written

          beneficiary designation in effect under the C&S/Sovran Plan with respect to the Participant's accounts thereunder shall not be revoked by reason of the merger of the C&S/Sovran Plan into the Plan. Such designation shall be effective under the Plan from and after January 1, 1993 as designating the Beneficiary of all of the Participant's Accounts, including any resulting Former

          C&S/Sovran Plan Accounts, unless and until the Participant revokes or changes the designation or the designation otherwise becomes ineffective, in accordance with the terms and provisions of the Plan.

               SECTION 16.4. ACTIVE STOCK/THRIFT PLAN ACCOUNTS ON DECEMBER 31, 1992. On December 31, 1992, "Employee Contribution

          Accounts" and "Matching Contribution Accounts" were being maintained under the Plan to reflect, respectively, the "Employee

          Contributions" and "Matching Contributions" being made to the Plan. In connection with the amendment and restatement of the

          Plan effective January 1, 1993 by this Instrument:
                    (i) Employee Contribution Accounts Renamed. Each "Employee Contribution Account" is renamed a "Pre-Tax Employee Contribution Account," and the Pre-Tax Employee Contributions made to the Plan for Plan Years beginning on or after January 1, 1993 shall be credited to such Accounts.

                   (ii) Matching Contribution Account Renamed and Frozen. Each "Matching Contribution Account" is renamed a "Pre-1993 Stock/Thrift Plan Matching Contribution Account." The Matching Contributions made for Plan Years beginning on or after January 1, 1993 shall not be credited to such Accounts, but instead shall be credited to new Accounts established on or after January 1, 1993 called "Matching Contribution Accounts." (See Section 2.1(c)(51) of the Plan.)






                                         cxl







                                     ARTICLE XVII
                                    MISCELLANEOUS

               SECTION 17.1. LEASED EMPLOYEES. Notwithstanding any provisions of the Plan to the contrary and except as hereinafter provided, a Leased Employee shall be credited with Hours of Service under the Plan to the extent required by Section 414(n)

          of the Code with respect to services performed for an Affiliated Group member as a Leased Employee. The Service crediting requirement of the preceding sentence, however, shall not apply to any Leased Employee to the extent provided in Section

          414(n)(5) of the Code, and in such regard shall not apply with respect to such Leased Employee if such Leased Employee is covered by a leasing organization's money purchase pension plan that meets the participation, contribution and vesting require-

          ments of Section 414(n) of the Code and the safe harbor require-ments of Section 414(n) are otherwise satisfied. The Service crediting requirement of this Section, if applicable to a Leased Employee, shall only entitle such person to be credited with

          Hours of Service as hereinabove provided and shall not in and of itself entitle such person to become a Participant in the Plan or to contributions under, or otherwise participate in, the Plan, and such person shall not become a Participant or participate in the Plan unless and until such person becomes an Employee and otherwise satisfied the requirements of the Plan for partici-

          pation.
               SECTION 17.2.  INDEMNIFICATION.  To the extent permitted by applicable state law and to the extent not in contravention of the Act, the Participating Employers shall indemnify and hold harmless each of the members of the Committee and each employee of the Participating Employers acting pursuant to the direction of the Committee from and against any and all liability, claims, demands, costs and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of cxli







          the Plan except for any such actions or inactions which are not in good faith or which constitute willful misconduct.

               SECTION 17.3. BENEFITS LIMITED TO PLAN. Participation in the Plan shall not give any Employee any right to be retained in the employ of any one or more of the Participating Employers nor, upon dismissal, any right or interest in the Trust except as expressly provided herein.
               SECTION 17.4.  LIMITED EFFECT OF RESTATEMENT.  Notwithstand-

          ing anything to the contrary contained in the Plan, to the extent permitted by the Act and the Code, this instrument shall not affect the availability, amount, form or method of payment of benefits being paid before January 1, 1993 (the "Restatement

          Date"), or to be paid on or after the Restatement Date to any Participant or former Participant (or a Beneficiary of either)

          who participated in the Plan before 1993 but is not in Service on or after the Restatement Date, said availability, amount, form or method of payment of benefits, if any, to be determined in accordance with the applicable provisions of the prior Plan;

          provided, however, that all Distributions under the Plan from Accounts that are invested in NationsBank Employer Stock shall be made in cash and/or NationsBank Common Stock as provided in
          Section 7.4.

               SECTION 17.5. AGREEMENT BINDING. The Plan (including any and all amendments thereto) shall be binding upon the Participat-

          ing Employers, their respective successors and assigns, and upon the Participants and their Beneficiaries and their respective heirs, executors, administrators, personal representatives and all other persons claiming by, under or through any of them.












                                        cxlii







               IN WITNESS WHEREOF, NationsBank Corporation, on behalf of the Participating Employers, has caused this Agreement to be executed by its duly authorized officers, all as of the day and year first above written.

                                        NATIONSBANK CORPORATION

                                        By:  /s/ Charles D. Loring
                                             Senior Vice President
                                           Officer's Title










































                                        cxliii








               C&S/Sovran Corporation on behalf of itself and its subsidiaries who are participating in the C&S/Sovran Retirement Savings, ESOP and Profit Sharing Plan on December 31, 1992, hereby joins in the execution of this instrument for the purpose of adopting The NationsBank Retirement Savings Plan effective January 1, 1993 for the benefit of the eligible employees of C&S/Sovran Corporation and said subsidiaries, it being the intent of C&S/Sovran Corporation and said subsidiaries that from and after January 1, 1993, each of them shall be a "Participating Employer" under the Plan and shall be bound by the terms and provisions of the Plan.

                                        C&S/SOVRAN CORPORATION



                                        By:  /s/ Lawrence E. McCray
                                             Senior Vice President
                                           Officer's Title

































                                        cxliv







                             TEXAS PLAN SUPPLEMENT TO THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN


               This Texas Plan Supplement forms a part of the NationsBank Retirement Savings Plan as amended and restated effective

          January 1, 1993 (the "Plan"). This Texas Plan Supplement shall apply only to those Participants in the Plan who were participants in the Savings and Profit Sharing Plan for the Employees of NCNB Texas National Bank as in effect prior to

          January 1, 1991 (the "Texas Plan"), and only to the extent expressly provided in the Plan. In such regard, Section 16.2 of the Plan captioned "Merger of Texas Plan" makes reference to certain provisions of the Texas Plan as in effect on December 31,

          1990, which provisions of the Texas Plan are set forth below for historical reference purposes:

                                      ARTICLE V.
                              VALUATION AND DISTRIBUTION

          . . .

               Section 5.2.  Manner and Time of Distribution.
          Distributions under the Plan shall be made in the form of (i) any promissory note allocated to a Participant's account pursuant to
          Section 8.1, (ii) any life insurance contracts on the life of a Participant allocated to such Participant's account if such Participant elects such form of distribution, (iii) whole shares of First RepublicBank common stock, First RepublicBank Class A convertible common stock and First RepublicBank Series C preferred stock allocated to a Participant's account if and to the extent such Participant elects such form of distribution, and
          (iv) cash. Distribution to a Participant under the Plan shall be made or commence being made, as the case may be, as soon as practicable after the occurrence of the event giving rise to a right to distribution, but in no event later than sixty days after the end of the Plan Year during which the Participant attains age 65 or terminates service with his or her Employer, whichever is later. Distribution to a beneficiary of a Participant who dies before the commencement of a distribution to the Participant shall be made within five years after the Participant's death, provided, that a distribution may be made to a beneficiary, over a period not extending beyond such beneficiary's life expectancy, if such distribution commences within one year after the Participant's death. Any provision of this Plan to the contrary notwithstanding, (i) distribution to a Participant shall be made or commence being made, as the case may be, no later than the April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2; provided, however, that in the case of a Participant who elected prior to January 1, 1984, to receive distributions in accordance with a designation described in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and who has not revoked such election, distribution need not be made or commence being made, as the case may be, until the time so elected, and
          (ii) each Participant shall be entitled to elect at the time he or she becomes entitled to a distribution under the Plan exceeding $3,500 in amount to defer the distribution to a date no later than April 1 of the calendar year following the calendar year in which such Participant attains age 70 1/2.

               Section 5.3. Distribution of Retirement and Disability Benefits. Upon the Retirement of a Participant, or in the event of the occurrence of a Participant's Permanent Disability while in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company, the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee in one of the following forms to be selected by the Participant in his or her absolute discretion:

                    (a) by payment of the entire amount in a single sum, or

                    (b) by payment in a series of installments over a definite number of years (not exceeding the life ex-pectancy of the Participant or the joint life expec-tancy of the Participant and a designated beneficiary) in a manner that will comply with the provisions of
               Section 401(a)(9) of the Code and any regulations promulgated thereunder with no recalculation of life expectancy permitted on behalf of any Participant or designated beneficiary and in accordance with such administrative procedures as the Committee may prescribe for the aggregation of small monthly install-ment payments into quarterly or annual installments payments;

          provided, however, that (i) the Committee shall require the immediate distribution of such Participant's Vested Interest by payment of the entire amount in a single sum if it does not exceed $3,500, (ii) any distribution in a form other than payment in a single sum shall in all events provide that the present value of the payments to be made to the Participant exceeds 50% of the present value of the total payments to be made to the Participant and his or her designated beneficiary or benefici-aries, and (iii) in the case of a Participant who elected a form of distribution prior to January 1, 1984 in accordance with a designation described in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, such Participant shall be entitled to receive distributions at the time and in the form so elected.

               If a retired or disabled Participant's Vested Interest under the Plan is being distributed in a form other than payment in a single sum, such Participant may further elect to have the assets representing his or her Vested Interest under the Plan set aside in a separate distribution account to be held and administered by the Trustee under the terms and provisions of this agreement as a separate and distinct trust for the benefit of such Participant and his or her beneficiaries. Such election shall be made in writing on a form prescribed by the Committee and, when filed with the Committee, shall become effective and remain in effect until revoked in writing by the Participant with the approval of the Committee. So long as such election remains in effect, the assets representing the electing Participant's Vested Interest under the Plan shall be segregated from the other assets of the Trust for investment purposes and shall be invested by the Trustee solely at the direction of the electing Participant in any property the Trustee is permitted to acquire and hold under the terms of the Plan. Any provisions of this Plan to the contrary notwithstanding, no fiduciary with respect to the Plan shall have any duty to review any investment to be acquired, held or disposed of pursuant to the directions of an electing Participant or to make any recommendations with respect to the disposition or retention of any investment held for a separate distribution account hereunder, nor shall any fiduciary have any liability whatsoever for any loss which results from the execution of the investment directions given by an electing Participant pursuant to this Section. The right to direct investments pursuant to this Section is a right which is personal to the electing Participant and shall not be exercisable by any personal representative, regardless of how or by whom appointed. Any provision of this Plan to the contrary notwithstanding, no Participant may elect after June 30, 1988, to have the assets representing his or her Vested Interest under the Plan set aside in a separate account pursuant to this paragraph; provided, however, that any such election in effect on June 30, 1988, shall remain in effect thereafter until revoked pursuant to this paragraph.

          . . .

               Section 5.5.  Distribution of Severance from Service
          Benefit.

               (a) If a Participant commences a Period of Severance for any reason other than his or her Retirement, Permanent Disability or death, the accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 5.1, and the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee as soon as practicable after the date as of which such Participant attains age 65 by payment of the entire amount in such form as the Participant may select pursuant to Section 5.3 (or, if the Participant dies prior to such date, the Vested Interest of such Participant shall be distributed upon his or her death in accordance with the provi-sions of Section 5.4); provided, however, that (i) such Partici-pant shall have the right to elect on a form prescribed by the Committee to receive or commence receiving the distribution of his or her Vested Interest in such form as provided in Section
          5.3 at any time, and (ii) the Committee, shall require the immediate distribution of such Participant's Vested Interest by payment of the entire amount in a single sum if it does not exceed $3,500. If a Participant receives a distribution under this Section 5.5(a) or a Supplement to this Plan during such Period of Severance, any portion of such Participant's Employer Account or Matching Account which is not vested at the time of such distribution shall be forfeited; provided, however, that if during a subsequent Period of Service commencing prior to the date such Participant incurs five consecutive One-Year Breaks in Service and within five years of the commencement of such Period of Service, such Participant repays while a Covered Employee to each such account the full amount previously distributed there-from, the amount so forfeited shall be restored to each such account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional contribution by his or her Employer (or if reemployed by an Affiliated Company, by his or her former Employer). If a Participant who commences a Period of Severance for any reason other than his or her Retirement, Permanent Disability or death, is not entitled to receive any distribution from the Plan due to the fact that such Participant has no Vested Interest, any Employer Account of such Participant shall be forfeited at the time of the commencement of such Period of Severance; provided, however, that if such Participant commences a subsequent Period of Service prior to incurring five consecutive One-Year Breaks in Service, the full amount forfeited from such Participant's Employer Account shall be restored to such account out of current-year forfeitures or, if such forfeitures are insufficient, by an additional contribution by his or her Employer (or if reemployed by an Affiliated Company, by his or her former Employer). If a Participant who has not yet incurred five consecutive One-Year Breaks in Service receives a distribution under this Section 5.5(a) or a Supplement to this Plan on account of his or her attainment of age 65, any portion of such Participant's Employer Account or Matching Account which is not vested at the time of such distribution shall be retained in such account and shall be forfeited upon the earlier of the date of such Participant's death or the date such Participant incurs five consecutive One-Year Breaks in Service unless such Participant is reemployed by an Employer or Affiliated Company prior to such date.

               (b) In the event a portion of an Employer Account or Matching Account which is not 100% vested is applied in satisfaction of the outstanding balance of a loan of a Participant in default under the provisions of Section 8.1, or in the event a Participant makes a withdrawal of all or any portion of the vested amounts credited to his or her Employer Account or Matching Account at a time when such account is not 100% vested, the unapplied or undistributed balance in said Employer Account or Matching Account shall be transferred to a separate account for such Participant. If such Participant thereafter incurs five consecutive One-Year Breaks in Service prior to becoming fully vested under the Plan, the amount to which such Participant is entitled from any said separate account shall be determined by the application of the following formula: P(AB + D) - D. For the purposes of applying this formula, P is the percentage vested under Section 4.3 at the time of said five consecutive One-Year Breaks in Service, AB is the value of the Participant's separate account at the time of said five consecutive One-Year Breaks in Service, and D is the sum of all amounts previously distributed to or applied for the benefit of the Participant from such separate account and its predecessor Employer Account and/or Matching Account. The amount, if any, a Participant is entitled to receive from a separate account will be distributed in accordance with Section 5.5(a) or a Supplement to this Plan, whichever is applicable. Any amount in a Participant's separate account in excess of the amount he or she is entitled to receive upon the application of the foregoing formula shall be forfeited at the time of said five consecutive One-Year Breaks in Service. If a Participant becomes entitled to any Matching Contributions or forfeitures after the establishment of a separate account under this Section 5.5(b), said Matching Contributions or forfeitures shall be credited to a new Matching Account for such Participant and governed accordingly. If a separate account is being maintained under this Section 5.5(b) for amounts attributable to a Participant's Matching Account, such separate account shall be closed when such Participant completes a five-year Period of Service and the balance thereof credited to such Participant's Matching Account. If a separate account is being maintained under this Section 5.5(b) for amounts attributable to a Participant's Employer Account, such separate account shall be closed when such Participant completes the Period of Service required to fully vest such Employer Account under the Supplement to this Plan applicable to such Employer Account and the balance thereof credited to such Participant's Employer Account.

               (c) If a Participant for whom a separate account is being maintained under Section 5.5(b) or a Supplement to this Plan commences a Period of Severance for any reason other than his or her Retirement, Permanent Disability or death and elects to receive a distribution (or the Committee requires a distribution) of his or her Vested Interest under the Plan pursuant to Section 5.5(a) or a Supplement to this Plan prior to incurring five consecutive One-Year Breaks in Service, such Participant shall be entitled to receive an amount from said separate account determined by the application of the formula in Section 5.5(b) or a Supplement of this Plan, whichever is applicable, where P is the percentage vested under Section 4.3 at the time of said Vested Interest distribution, AB is the value of the

          Participant's separate account at the time of said Vested Interest distribution, D is the amount previously distributed to or applied for the benefit of the Participant, and if applicable, R is the ratio of the Participant's separate account at the time of said Vested Interest distribution to the value of the Participant's separate account immediately following the distribution made to or application previously made for the benefit of the Participant. The amount, if any, a Participant is entitled to receive from a separate account pursuant to this
          Section 5.5(c) shall be distributed to him or her in accordance with Section 5.5(a) or a Supplement to this Plan, whichever is applicable, and the amount such Participant is not entitled to receive shall be forfeited; provided, however, that if during a subsequent Period of Service commencing prior to the date such Participant incurs five consecutive One-Year Breaks in Service and within five years of the commencement of such Period of Service, such Participant repays while a Covered Employee the full amount of such distribution, the amount so forfeited from his or her separate account shall be restored to such account out of the current-year forfeitures or, if such forfeitures are insufficient for such purpose, by an additional contribution by his or her Employer (or if reemployed by an Affiliated Company, by his or her former Employer) and Section 5.5 shall apply to such Participant as if the cash-out distribution and buy-back had never occurred.

          . . .

               Section 5.7. In-Service Withdrawals. Except as otherwise provided in this Section, at the end of any quarter during a Plan Year a Participant who is in the employ of an Employer or Affiliated Company may make:

                    (a) a withdrawal of all or any portion of the amounts credited to his or her After-Tax Account, Rollover Account and/or QVEC Account;

                    (b) a withdrawal of all or any portion of the vested amounts credited to his or her Employer Account, Matching Account and/or any separate account being maintained under Section 5.5(b) or a Supplement to the Plan; provided, however, that (i) no portion of any Employer contribution credited to an Employer Account or Matching Account may be withdrawn within two years of the date such contribution was made to the Plan or one of the Superseded Plans, and (ii) if a Participant elects to make a withdrawal of all or any portion of the vested amount credited to a separate account being maintained for such Participant, the amount withdrawn from such separate account shall not exceed the amount determined by application of the formula in Section 5.5(b), where P is the percentage vested under Section
               4.3 at the time of said withdrawal, AB is the value of the Participant's separate account at the time of said withdrawal, and D is the sum of all amounts previously distributed to or applied for the benefit of the Participant from such separate account and its predecessor Employer Account and/or Matching Account;

                    (c) if such Participant has attained age 59 1/2, a withdrawal of all or any portion of the amounts credited to his or her Pre-Tax Account;

                    . . .

          provided, however, that (i) no amount less than the minimum withdrawal amount specified by the Committee may be withdrawn from any such account, (ii) a Participant may withdraw from his or her accounts at the end of no more than two quarters during a Plan Year, (iii) no withdrawal may be made unless written notice of such withdrawal is delivered to the Committee by the withdrawing Participant within such reasonable period of time prior to the effective date of such withdrawal as the Committee may require, and (iv) no withdrawal may be made by a Participant to whom a loan from the Trust is then outstanding unless the Committee is satisfied that such loan will remain nontaxable and fully secured by the withdrawing Participant's Vested Interest following such withdrawal. If a Participant makes a partial withdrawal from his or her After-Tax Account, such withdrawal shall be made first from the contributions made by the Participant, and when completely withdrawn, then from any earnings credited to such account. The Committee shall direct the Trustee to distribute any amount withdrawn under this Section to the withdrawing Participant as soon as practicable after the end of the quarter as of which such withdrawal is made.

               A hardship withdrawal will be considered to be made on account of an immediate and heavy financial need of a Participant only if the Committee determines that such withdrawal is on account of (i) expenses incurred by such Participant or his or her spouse or dependents (within the meaning of Section 152 of the Code) for medical care described in Section 213(d) of the Code, (ii) purchase (excluding mortgage payments) of a principal residence for such Participant, (iii) payment of tuition for the next semester or quarter of post-secondary education for such Participant or his or her spouse, children or dependents, or
          (iv) the need to prevent the eviction of such Participant from his or her principal residence or foreclosure on the mortgage of his or her principal residence. A hardship withdrawal will be considered to be necessary to satisfy an immediate and heavy financial need of a Participant only if the Committee determines that (i) the amount of such withdrawal is not in excess of the amount of such need, and (ii) such Participant has obtained all distributions and withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Employers. Any provision of this Plan to the contrary notwithstanding, if a Participant makes a hardship withdrawal, no Pre-Tax Contributions shall be made on behalf of such Participant until the July 1 following receipt of such withdrawal.

                           BUILDING COMPANY PLAN SUPPLEMENT
                           FORT WORTH EAST PLAN SUPPLEMENT

               The Building Company Plan Supplement (the "BC Supplement") and the Fort Worth East Plan Supplement (the "FWE Supplement") were a part of the Texas Plan, and certain provisions of those Supplements are set forth below for historical reference purposes:

               Section 3 of the BC Supplement and Section 4 of the FWE
          Supplement.

               Distribution of Retirement and Disability Benefits. Upon the Retirement of a Participant to whom the provisions of this . . . Supplement apply, or in the event of the occurrence of such a Participant's Permanent Disability while in the employ of (or on authorized leave of absence from) an Employer or Affiliated Company, the Vested Interest of such Participant shall be distributed to such Participant by the Retirement at the discretion of the Committee in the form of a Qualified Annuity (meaning (i) with respect to a Participant who is married, an annuity which is payable for the life of the Participant with a survivor annuity payable for the life of his or her spouse equal to 50% of the amount of the annuity payable during the life of the Participant, and (ii) with respect to a Participant who is not married, an annuity which is payable for the life of the Participant) contract to be purchased from a company selected by the Committee. Within a reasonable period of time prior to the date such Participant is to begin receiving distributions, the Committee shall provide the Participant with a written explanation of (i) the terms and conditions of the Qualified Annuity, (ii) his or her right to make, and the effect of, an election to waive the Qualified Annuity form of benefit, (iii) the rights of his or her spouse, if any, with respect to the receipt and waiver of the Qualified Annuity and (iv) the right to make, and the effect of, a revocation of an election to waive the Qualified Annuity. After receiving such notice, the Participant may at any time during the 90-day period ending on the date his or her distributions are to commence, elect to waive the Qualified Annuity from of benefit and may also revoke any such election during such period. Any such election to waive a Qualified Annuity form of benefit by a married Participant will be effective only if the spouse of such Participant consents in writing thereto and such consent is witnessed by a notary public. Any amount payable under the Plan upon the Retirement or Permanent Disability of a Participant who has elected to waive the Qualified Annuity form of benefit as provided above, shall be distributed to such Participant by the Retirement at the direction of the Committee in any form (to be selected by the Participant) provided for distribution upon Retirement or Permanent Disability pursuant to Section 5.3 of the Plan.

               Section 4 of the BC Supplement and Section 5 of the FWE
          Supplement:

               Distribution of Death Benefit. Upon the death of a married Participant to whom the provisions of this . . . Supplement apply, the Vested Interest of such Participant shall be used to purchase for such Participant's surviving spouse a Qualified Preretirement Survivor Annuity (meaning an annuity which is payable for the life of the Participant's surviving spouse) contract from a company selected by the Committee. Such Qualified Preretirement Survivor Annuity shall commence in payment as soon as practicable following the Participant's death. Within the period beginning with the first day of the Plan Year in which the Participant attains the age of 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains the age of 35, the Committee shall provide such Participant with a written explanation of the Qualified Preretirement Survivor Annuity, including the Participant's right
          (i) to waive the distribution of such Qualified Preretirement Survivor Annuity with the consent of his or her spouse and (ii) to revoke any such waiver. Each Participant may elect at any time during the period beginning on the first day of the Plan Year in which the Participant attains age 35 and ending on the date of such Participant's death to waive the Qualified Pre-retirement Survivor Annuity form of benefit provided above so that the benefit from his or her Accounts may be paid to his or her designated beneficiary or beneficiaries. No such election will take effect unless the Participant's spouse consents in writing to such election and such consent is witnessed by a notary public. A Participant may revoke any such election to waive the Qualified Preretirement Survivor Annuity at any time prior to his or her death. Any amount payable from the Accounts of a Participant to whom the provisions of this . . . Supplement apply and who is not married or who is married but has designated, as provided above, a beneficiary other than his or her spouse, shall be distributed in accordance with Section 5.4 of the Plan. All distributions under this Section . . . other than the Qualified Preretirement Survivor Annuity provided above, shall be made to the appropriate beneficiary or beneficiaries by the Trustee at the direction of the Committee by payment of the entire amount in any form (to be selected by the beneficiary) provided for distribution upon death pursuant to Section 5.4 of the Plan. Anything in this Section to the contrary notwith-standing, the surviving spouse of a deceased Participant to whom the provisions of this . . . Supplement apply may elect in writing after the Participant's death to receive the entire amount otherwise payable, to such surviving spouse from such Participant's Accounts by payment of the entire amount in any form (to be selected by the surviving spouse) provided for distribution upon death pursuant to Section 5.4 of the Plan.

               Section 5.5 of the BC Supplement and Section 6 of the FWE Supplement.

               Distribution of Severance from Service Benefit. If a Participant to whom the provisions of this . . . Supplement apply commences a Period of Severance for any reason other than his or her Retirement, Permanent Disability or death, the Accounts of such Participant shall be retained in trust and shall continue to be credited with applicable earnings as provided in Section 5.1 of the Plan, and the Vested Interest of such Participant shall be distributed to such Participant by the Trustee at the direction of the Committee as soon as practicable after the date as of which the Participant attains age 65 by payment of the entire amount in any form provided for distribution of such amounts upon Retirement pursuant to [Section 3 of the BC Supplement or Section 4 of the FWE Supplement] (or, if the Participant dies prior to such date, the Vested Interest of such Participant shall be distributed upon his or her death in accordance with the provisions of [Section 4 of the BC Supplement or Section 5 of the FWE Supplement]); provided, however, that (i) such Participant shall have the right to elect on a form prescribed by the Committee to receive the distribution of his or her Vested Interest in any such form as soon as practicable, provided that no such election by a married Participant shall be effective unless accompanied by the written consent of his or her spouse which has been witnessed by a notary public within the 90-day period preceding the date of distribution, and (ii) the Committee shall require the immediate distribution of such Participant's Vested Interest by payment of the entire amount in a single sum if it does not exceed $3,500. The provisions of Section 5.5 of the Plan shall govern any buy back right of a Participant to whom the provisions of this . . . Supplement apply.

               Section 6 of BC Supplement and Section 7 of FWE Supplement.

               In-Service Withdrawals. No married Participant to whom the provisions of this . . . Supplement apply may withdraw any portion of his or her Accounts while in the employ of an Employer or Affiliated Company unless such Participant's spouse consents in writing to such withdrawal and such consent is witnessed by a notary public during the 90-day period preceding the date of such withdrawal.

                          C&S/SOVRAN PLAN SUPPLEMENT TO THE
                         NATIONSBANK RETIREMENT SAVINGS PLAN


               This C&S/Sovran Supplement forms a part of the NationsBank

          Retirement Savings Plan as amended and restated effective January 1, 1993 (the "Plan"). This C&S/Sovran Supplement shall apply only to those Participants in the Plan who were participants in the C&S/Sovran Retirement Savings, ESOP and

          Profit Sharing Plan as in effect prior to January 1, 1993 (the "C&S/Sovran Plan"), and only to the extent expressly provided in the Plan. In such regard, Section 16.3 of the Plan captioned "Merger of the C&S/Sovran Plan" makes reference to certain provisions of the C&S/Sovran Plan as in effect on December 31, 1992, which provisions of the C&S/Sovran Plan are set forth below for historical reference purposes:
                       ARTICLE NINE - VESTING AND DISTRIBUTIONS
                            UPON TERMINATION OF EMPLOYMENT

          . . .


          9.04      Method of Distribution.

                    The Participant's Account shall be distributed as follows:

                    (a) General Rule. Except as provided in Section 9.04(b), the sole method of distribution of a Participant's Account shall be payment in a single lump sum.

                    (b) Prior Sovran Account. Except as provided in para-graph (c) below, any Participant or Former Partic-ipant who (i) had an account under the Prior Sovran Plan as of June 30, 1991, and (ii) either
                         (A) has attained age fifty-five (55) and has ac-crued ten (10) or more years of Benefit Service,
                         (B) has attained age sixty-five (65) and accrued five (5) or more years of Benefit Service, or (C) has attained the age of 70 1/2 while employed by the Employer (regardless of his years of Benefit Service), may elect a distribution of the Partici-pant's entire Account in either a lump sum or in annual installments over a term certain. Election of a term certain installment distribution shall be subject to the following:







                         (1) If the Participant is the initial recipient of a distribution of his Account, then such Participant may elect a periodic installment of his Account over a term certain not to exceed the Participant's life expectancy or, if the Participant's Beneficiary is his Spouse, a term certain not to exceed the joint and last survivor expectancy of the Participant and his Spouse.

                         (2) If the Participant's Spouse is the initial recipient of the Participant's Account, then such Spouse may elect a distribution of the Participant's Account in periodic install-ments over a term certain not to exceed the Spouse's life expectancy.

                         (3) If the Participant's non-spouse Beneficiary is the initial recipient of the Participant's Account, then such Beneficiary may elect a distribution of such Account over a five year term certain.

                         (4) Participants must elect the installment pay-out method at least thirty (30) days (or any shorter period as the Committee may permit on a uniform and non-discriminatory basis) prior to the date the Participant's Account becomes payable. Beneficiaries must elect the installment payout method at least forty-five
                              (45) days (or any shorter period permitted by the Committee) after the death of the Partic-ipant, but in no event later than ten (10) days before the Account becomes payable. Elections received after the applicable dead-line will not be honored and in such case the Participant's Account shall be paid in a lump sum.

                         (5) A Participant or Beneficiary may request an advance or acceleration of all or part of any remaining installment payments owed to the recipient prior to the other scheduled time for such payment. Only one such election may be made in any Plan Year.

                         (6) Life expectancy will be determined pursuant to the rules described in Treasury Regula-tions under Code Section 401(a)(9). Life expectancy of the applicable recipient will not be recomputed annually.

                         (7) Installments payable pursuant to this Section 9.04(b) shall be payable annually within a reasonable time after the valuation adjust-ments for the immediately preceding
                              December 31 are completed and shall be sub-ject to the following additional rules:

                              (A) The amount of each such installment paid to a Participant or to a Beneficiary shall be equal to the quotient obtained by dividing the amount of the account determined as of the last Valuation Date of the immediately preceding December by the period over which payments are to be paid, determined at the date such in-stallments commenced to be paid, reduced by one for each calendar year commencing after the date such installments com-menced to be paid and for each calendar year by which the term of payment is accelerated.

                              (B)  Installments shall be paid in cash ex-
                                   cept to the extent that the Participant
                                   or Beneficiary has elected to have his
                                   Account distributed in Common Stock
                                   pursuant to Section 9.04(c).  In such
                                   event, the portion of such installment
                                   equal to the portion of his remaining
                                   balance of his Account that is held in
                                   the ESOP Matching Account, and the
                                   portion of his Investment Account
                                   C&S/Sovran Stock Fund as of such
                                   Valuation Date shall be paid by the
                                   distribution of the number of whole
                                   shares of Common Stock represented by
                                   the value of such portion of such in-
                                   stallment as of such Valuation Date.

                              (C)  Upon the death of a Participant whose
                                   account has become payable in periodic
                                   installments, the amount of any periodic installments remaining unpaid shall be paid to his Beneficiary over the remain-ing term certain for such installments excepts as may be otherwise provided in the Plan.

                              (D)  If payment commences to a Participant
                                   pursuant to Section 9.06 on account of
                                   the Participant's attainment of age
                                   70 1/2, and if the first installment
                                   payment is made after the calendar year
                                   in which the Participant attained the
                                   age of 70 1/2, then the first payment
                                   shall include two installments, one for
                                   the preceding year in which the
                                   Participant attained the age of 70 1/2
                                   and one for the current year.

                              (F) In the event a Participant or Beneficia-ry receives or is scheduled to receive payment of his account in periodic in-stallments, then on and after the date the periodic installments commence pay-ment from the Participant's Investment Account shall be made on a pro-rata basis from the Investment Funds in which the Participant's Account was most recently invested, unless the Committee permits and such recipient designates a different ordering of Accounts.


                         (8) Notwithstanding the foregoing, a Participant or Former Participant Beneficiary may not elect an installment payout in the following circumstances:

                              (A)  Amounts contributed to a Participant's
                              Account after such Participant attains age
                              70-1/2 will always be paid in a lump sum.

                              (B)  Participants may not elect a periodic
                              installment distribution if the Participant's Account is distributed on account of termination of the Plan or the distribution of assets or sale of a subsidiary as provided in Code Section 401(k)(10).

                              (C)  If the Participant's Account is less
                              than $3,500 and is distributed without the Participant's consent in accordance with the Plan, such Account shall be distributed in a lump sum.

          . . .

          9.06      Special Distribution Rules.

                    This Section applies to distributions to Participants who have attained age 70-1/2 or distributions to Beneficiaries.

               (a) Distribution to Participants. In no event may distribution of a Participant's Account to the Participant commence later than April 1 following the calendar year in which the Participant attained age
                    70 1/2 (the "Required Beginning Date"). However, if a Participant attains age 70 1/2 prior to January 1, 1988 and is not a 5% owner of an Employer, such Participant's Account must commence to be distributed no later than April 1 following the calendar year in which the Participant terminates Employment. Such Account shall be distributed in the form elected by the Participant as described in Section 9.04. However, if the Participant fails to elect a distribution option by the Required Beginning Date, the Participant's Account shall be distributed in a lump sum.

               (b)  Distribution to Beneficiaries.

                    (1) If the Participant's Account began in accordance with Section 9.06(a) and the Participant dies on or after his Required Beginning Date, the remain-ing portion of the Participant's Account shall be distributed to his Beneficiary using the same method of distribution and using the same term certain period as the method and period being used as of the Participant's death, but subject to the acceleration rule set forth in Section 9.04(b)(5).

                    (2) If the Participant dies before his Required Begin-ning Date, the Participant's Account shall be distributed to his Beneficiary as follows:

                         (A)  If the Beneficiary is the Participant's
                              Spouse, distribution of the Participant's
                              Account shall be made either in a lump sum by December 31 of the calendar year which con-tains the fifth anniversary of the Partici-pant's death or (only with respect to the Account of a Participant or former Partici-pant who had an account in the Prior Sovran Plan as of June 30, 1990) over a term certain not to exceed the spouse's life expectancy. If a term certain is elected, such install-ment method must commence no later than the date the Participant would have attained age 70-1/2 or, if later, one year following the Participant's death.

                         (B) If the Beneficiary is not the Participant's Spouse, distribution of the Participant's entire Account must be completed by Decem-ber 31 of the calendar year which contains the fifth anniversary of the Participant's death.

                    (3) The Beneficiary may elect whether the Account will be distributed in a lump sum or (only with respect to the Account of a Participant or former Partici-pant who had an account in the Prior Sovran Plan as of June 30, 1990) by installments over a term certain. Such election must be made within the time limits described in Proposed Treasury Regula-tion (section mark) 1.401(a)(9)-1, C-4 or any successor regulation thereto. If no election is made, the participant's Account shall be distributed in a lump sum.

               (c) For the purpose of this Section 9.06, the life expec-tancy of a Participant or Beneficiary shall not be recomputed once benefits have commenced.

               (d) Notwithstanding anything to the contrary herein, dis-tribution of the Participant's Account shall comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provision reflecting Code
                    Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.